UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3274

MONEY MARKET PORTFOLIO
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: DECEMBER 31
Date of reporting period: DECEMBER 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT
DECEMBER 31, 2004

                                                                       [UMBRTOP]

                                      [UMBRBTM]
                  MANAGED ASSETS TRUST
                  HIGH YIELD BOND TRUST
                  CAPITAL APPRECIATION FUND
                  MONEY MARKET PORTFOLIO
                  THE TRAVELERS SERIES TRUST:

                  U.S. GOVERNMENT SECURITIES PORTFOLIO
                  SOCIAL AWARENESS STOCK PORTFOLIO
                  PIONEER FUND PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY MARKET PORTFOLIO AND THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL
APPRECIATION FUND AND MONEY MARKET PORTFOLIO:
MANAGER OVERVIEW, FUND AT A GLANCE AND PERFORMANCE
  COMPARISON (IF APPLICABLE):
     MANAGED ASSETS TRUST...................................    4
     HIGH YIELD BOND TRUST..................................    8
     CAPITAL APPRECIATION FUND..............................   12
     MONEY MARKET PORTFOLIO.................................   16
FUND EXPENSES...............................................   18
SCHEDULES OF INVESTMENTS....................................   20
STATEMENTS OF ASSETS AND LIABILITIES........................   52
STATEMENTS OF OPERATIONS....................................   53
STATEMENTS OF CHANGES IN NET ASSETS.........................   54
FINANCIAL HIGHLIGHTS........................................   58
NOTES TO FINANCIAL STATEMENTS...............................   60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   66
IMPORTANT TAX INFORMATION...................................   67
THE TRAVELERS SERIES TRUST - U.S. GOVERNMENT SECURITIES
PORTFOLIO, SOCIAL AWARENESS STOCK PORTFOLIO AND PIONEER FUND
PORTFOLIO:
MANAGER OVERVIEW, FUND AT A GLANCE AND PERFORMANCE
COMPARISON:
     U.S. GOVERNMENT SECURITIES PORTFOLIO...................   68
     SOCIAL AWARENESS STOCK PORTFOLIO.......................   72
     PIONEER FUND PORTFOLIO.................................   76
FUND EXPENSES...............................................   80
SCHEDULE OF INVESTMENTS.....................................   82
STATEMENTS OF ASSETS AND LIABILITIES........................   95
STATEMENTS OF OPERATIONS....................................   96
STATEMENTS OF CHANGES IN NET ASSETS.........................   97
FINANCIAL HIGHLIGHTS........................................  100
NOTES TO FINANCIAL STATEMENTS...............................  102
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....  108
IMPORTANT TAX INFORMATION...................................  109
ADDITIONAL INFORMATION......................................  110

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product ("GDP")(i) growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The overall bond market also generated positive returns during the fiscal year. This was surprising to many, given the economic expansion and five interest rate hikes by the Federal Reserve Board ("Fed")(ii).

Within this environment, the funds performed as follows:

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Managed Assets Trust                                           6.87%      9.44%

  S&P 500 Index                                                  7.19%     10.87%

  Lehman Brothers Government/Credit Bond Index                   4.39%      4.19%

  Lipper Variable Flexible Portfolio Funds Category Average      6.08%      8.25%

  High Yield Bond Trust                                          7.95%      8.75%

  Credit Suisse First Boston High Yield Index                    9.25%     11.95%

  Lipper Variable High Current Yield Funds Category Average      8.73%      9.84%

  Capital Appreciation Fund                                     13.99%     19.53%

  S&P 500 Index                                                  7.19%     10.87%

  Russell 2000 Index                                            10.83%     18.33%

  Lipper Variable Large-Cap Growth Funds Category Average        5.36%      8.04%

  U.S. Government Securities Portfolio                           6.19%      6.13%

  Merrill Lynch U.S. Treasury/Agency Master Index                3.61%      3.42%

  Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch
    Mortgage Master Index                                        6.24%      6.53%

  Lipper Variable General U.S. Government Funds Category
    Average                                                      3.88%      3.92%

  Social Awareness Stock Portfolio                               6.57%      6.23%

  S&P 500 Index                                                  7.19%     10.87%

  Lipper Variable Specialty/Miscellaneous Funds Category
    Average                                                      5.34%      7.82%

  Pioneer Fund Portfolio                                         9.13%     11.13%

  S&P 500 Index                                                  7.19%     10.87%

  Lipper Variable Large-Cap Core Funds Category Average          6.18%      8.59%


                              PERFORMANCE SNAPSHOT
                      AS OF DECEMBER 31, 2004 (CONTINUED)
                                  (UNAUDITED)

                                                              7-DAY           7-DAY
                                                          CURRENT YIELD  EFFECTIVE YIELD
  Money Market Portfolio                                          1.88%            1.89%


     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES OF THE MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, U.S. GOVERNMENT SECURITIES PORTFOLIO, SOCIAL AWARENESS PORTFOLIO, PIONEER STOCK PORTFOLIO MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     CURRENT REIMBURSEMENTS AND/OR FEE WAIVERS OF THE MONEY MARKET PORTFOLIO ARE VOLUNTARY, AND MAY BE REDUCED OR TERMINATED AT ANY TIME. ABSENT THESE REIMBURSEMENTS OR WAIVERS, PERFORMANCE WOULD HAVE BEEN LOWER. THE 7-DAY CURRENT YIELD WOULD HAVE BEEN 1.86% AND THE 7-DAY EFFECTIVE YIELD WOULD HAVE BEEN 1.87%.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 79 funds for the six-month period and among the 78 funds for the 12-month period in the Variable Flexible Portfolio funds category. Returns were calculated among the 87 funds for the six-month period and among the 85 funds for the 12-month period in the Variable High Current Yield funds category. Returns were calculated among the 172 funds for the six-month period and among the 171 funds for the 12-month period in the Variable Large-Cap Growth funds category. Returns were calculated among the 56 funds for the six-month period and among the 56 funds for the 12-month period in the Variable General U.S. Government funds category. Returns were calculated among the 136 funds for the six-month period and among the 136 funds for the 12-month period in the Variable Specialty/Miscellaneous funds category. Returns were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period in Variable Large-Cap Core funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund and variable product industry have recently come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable product issues in connection with various investigations. The funds have been informed that Travelers Life & Annuity and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 14, 2005

(i) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

                                MANAGER OVERVIEW

MANAGED ASSETS TRUST

SPECIAL SHAREHOLDER NOTICE

Effective November 1, 2004, Mr. Gene Collins and Mr. Kurt Lin are responsible for the day-to-day management of the Fund. Mr. Collins is a Senior Vice President of Travelers Asset Management International Company LLC ("TAMIC"). Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities. Mr. Lin is a Vice President of TAMIC and is responsible for managing US investment grade portfolios and structured products. He also trades corporate bonds, derivatives and currencies. Prior to joining TAMIC in 1997, Mr. Lin was the senior derivatives trader at Smith Barney.

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, Managed Assets Trust returned 9.44%. The fund outperformed its unmanaged benchmark, the Lehman Brothers Government/Credit Bond Index(i), which returned 4.19% for the same period. The fund underperformed its other unmanaged benchmark, the S&P 500 Index(ii), which returned 10.87% for the same period. It also outperformed its Lipper Variable Flexible Portfolio funds category average(2), which was 8.25%.

ECONOMIC OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business demand, the balance of growth was quite healthy. The employment picture improved during the year, as rising profits led to increased corporate willingness to hire new employees. Strong consumer and business fundamentals appear likely to continue into 2005 and consumer spending looks to strengthen further relative to last year.

Inflation began to rise modestly in 2004 as shortages of certain goods and commodities developed around the world. In 2005, inflation pressures look to rise as healthy growth continues to improve corporate pricing power. The ongoing economic recovery and rising price pressures caused the Federal Reserve Board ("Fed")(iii) to institute a series of five 25 basis point(iv) rate hikes, beginning in mid-2004. This trend looks to continue well into 2005.

OVERVIEW OF FUND'S EQUITY INVESTMENTS

With improving earnings fundamentals, the equity portion of the fund performed well, particularly during the fourth quarter of the year. Energy stocks were among the biggest contributors to results, on the back of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries, such as foods, chemicals and building materials also realized substantial gains.

The outcome of the presidential election removed some uncertainties surrounding the healthcare and defense industries. However, technology stocks were generally weak, despite an impressive start in January 2004. Concerns regarding terrorism, oil prices and weak profits also led to a significant decline in the auto and transportation sector, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickles out, the equity market could potentially experience more volatility as investors reposition their portfolios for the new year.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 78 funds in the fund's Lipper category, and excluding sales charges.
 4

OVERVIEW OF FUND'S FIXED INCOME INVESTMENTS

Our corporate security selection was the major driver of performance during the period, far exceeding the negative impact of a slight underweighting in the sector. In particular, the portfolio's utility, industrial and financial issues were the best performing industries in our portfolio. The next major driver of performance was our overweighting of mortgage-backed securities ("MBS") versus Treasuries in the benchmark. In anticipation of further curve flattening and higher yields, we shifted the portfolio's overall duration to short of the benchmark as a defensive measure. This adjustment added to returns over the period.

From a corporate credit perspective, the portfolio's BBB-rated securities generated the best results. We believe the outlook for a sustained economic recovery should result in further improvement in corporate fundamentals and may result in some modest spread narrowing on selective issuers going forward. The prospect for a further reduction of credit risks makes credit products attractive relative to Treasuries in this environment.

In the mortgage sector, MBS outperformed collateralized mortgage-backed securities ("CMBS"), asset-backed securities ("ABS") and Treasuries during the fiscal year. Our discount MBS generated the best total returns for both 15-year and 30-year maturities. Within the portfolio, our Federal National Mortgage Association(v) ("Fannie Mae") 30-year securities were the best performers. This was due to an increase in interest rates, yield curve flattening and a decline in volatility. Our overweighting in MBS versus agency securities also enhanced results. While our overweighting in CMBS was a negative versus MBS, it helped reduce our exposure to the short end of the yield curve. The portfolio's poorest performing sectors were MBS balloons (where the final loan payment is considerably higher than prior payments) and ABS, as both yield curve and spread changes of these securities led to underperformance.

Thank you for your investment in the Managed Assets Trust. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,


/s/ Gene Collins                                          -s-Kurt Lin
Gene C. Collins                                           Kurt Lin
Travelers Asset Management International Company LLC      Travelers Asset Management International Company LLC

January 14, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five security type holdings (as a percentage of net assets) as of December 31, 2004 were: Common Stock (62.6%); Corporate Bonds and Notes (14.1%); U.S. Government Obligations (6.6%); Convertible Corporate Bonds (4.5%) and U.S. Government Agency Obligations (3.2%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Lehman Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).
(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(iv)  A basis point is one one-hundredth (1/100 or 0.01) of one percent.
(v) Federal National Mortgage Association obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not backed by the U.S. government.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- MANAGED ASSETS TRUST (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Common Stock                                                               62.80                              62.20
Corporate Bonds and Notes                                                  14.10                              12.70
U.S. Government Obligations                                                 6.60                               7.50
Convertible Corporate Bonds                                                 4.60                               6.20
U.S. Government Agency Obligations                                          3.20                               4.10
Collateralized Mortgage Obligations                                         2.40                               1.50
Convertible Preferred Stock                                                 2.20                               3.20
Asset-Backed Securities                                                     2.00                               2.10
Repurchase Agreement                                                        1.80                               0.00
Sovereign Debt                                                              0.20                               0.20
U.S. Treasury Bills                                                         0.10                               0.30

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/04 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Twelve Months Ended
      12/31/04                               9.44%
    Five Years Ended 12/31/04                2.64
    Ten Years Ended 12/31/04                10.74



             CUMULATIVE TOTAL RETURN
             ------------------------
    Ten Years Ended 12/31/04               177.31%




This chart assumes an initial investment of $10,000 made on December 31, 1994, assuming reinvestment of dividends, through December 31, 2004. The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.
[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                                GOVERNMENT/CREDIT
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX      S&P 500 INDEX
                                        --------------------    -----------------     --------------------      -------------
12/94                                          10000                  10000                  10000                  10000
12/95                                          12712                  11925                  10254                  13753
12/96                                          14464                  12270                  10594                  16910
12/97                                          17546                  13467                  10774                  22550
12/98                                          21308                  14743                  10947                  29031
12/99                                          24338                  14097                  11273                  35137
12/00                                          23945                  15767                  11656                  31939
12/01                                          22728                  17109                  11837                  28145
12/02                                          20774                  18997                  12119                  21926
12/03                                          25340                  19884                  12347                  28213
12/04                                          27731                  20718                  12749                  31279

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

HIGH YIELD BOND TRUST

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, High Yield Bond Trust returned 8.75%. The fund underperformed its unmanaged benchmark, the Credit Suisse First Boston High Yield Index(i), which returned 11.95% for the same period. It also underperformed the Lipper Variable High Current Yield funds category average(2), which was 9.84%.

MARKET/ECONOMIC OVERVIEW

Improving credit quality, coupled with strong economic activity, low interest rates and supportive technical factors helped the high yield market sustain the momentum it generated in 2003 and again post double digit returns in 2004. The lowest rated issues within the non-investment grade universe, those rated CCC and below, outperformed again this year, as investors continued to seek higher yields. The fund's more conservative risk weightings and higher cash positions principally led to its underperformance during the fiscal year.

CONTRIBUTORS TO PERFORMANCE

Portfolio returns were positively impacted by the fund's holdings in chemicals and metals/steel, the best performing sectors in the high yield universe during 2004. These sectors' earnings benefited the most from the expanding economy and the resulting increase in volume and price, which more than offset energy and cost increases.

Conversely, holdings in the cable and wireless telecommunication sectors negatively impacted the fund's returns. Cable valuations remained under pressure for most of 2004, driven by intense pricing competition, while rural wireless providers were negatively affected by the Cingular/AT&T Wireless merger.

While we believe strong fundamentals and technicals will remain supportive of high yield in 2005, we remain cautious due to historically rich valuations. We are also wary of the potential impact of increased volatility in Treasury rates on the high yield asset class.

Thank you for your investment in the High Yield Bond Trust. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,


-s- Paul A. Mataras                                       -s- David A. Nadeau
Paul A. Mataras                                           David A. Nadeau
Travelers Asset Management International                  Travelers Asset Management International
Company LLC                                               Company LLC

January 14, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 85 funds in the fund's Lipper category, and excluding sales charges.
 8

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five industry holdings (as a percentage of net assets) as of December 31, 2004 were: Telecommunications (9.2%); Chemicals (7.3%); Repurchase Agreement (7.2%); Cable (7.2%) and Utilities (6.1%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- HIGH YIELD BOND TRUST (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Telecommunications                                                          9.2                                 6.8
Chemicals                                                                   7.4                                 7.4
Repurchase Agreement                                                        7.3                                18.1
Cable                                                                       7.3                                 7.9
Utilities                                                                   6.2                                 8.0
Gaming                                                                      6.0                                 4.8
Lodging & Leisure                                                           5.1                                 5.6
Diversified                                                                 4.5                                 0.0
Healthcare                                                                  4.0                                 3.2
Energy                                                                      3.9                                 3.6
Industrial Products                                                         3.5                                 3.1
Fabricated Glass, Plastic & Fiber                                           3.3                                 2.4
Retail                                                                      3.3                                 1.5
Building/Construction                                                       3.3                                 1.6
Paper/Forestry Products                                                     3.0                                 3.4
Printing/Publishing                                                         2.9                                 2.5
Metal/Mining                                                                2.9                                 2.4
Automotive                                                                  0.9                                 3.6
Other                                                                      16.0                                14.1

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/04 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Twelve Months Ended 12/31/04            8.75%
    Five Years Ended 12/31/04              10.19
    Ten Years Ended 12/31/04               10.94



              CUMULATIVE TOTAL RETURN
              ------------------------
    Ten Years Ended 12/31/04              182.34%




This chart assumes an initial investment of $10,000 made on December 31, 1994, assuming reinvestment of dividends, through December 31, 2004. The Credit Suisse First Boston High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.
[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                       CREDIT SUISSE FIRST BOSTON
                                                 HIGH YIELD BOND TRUST       CONSUMER PRICE INDEX           HIGH YIELD INDEX
                                                 ---------------------       --------------------      --------------------------
12/94                                                    10000                       10000                       10000
12/95                                                    11547                       10254                       11868
12/96                                                    13400                       10594                       13140
12/97                                                    15619                       10773                       14800
12/98                                                    16643                       10946                       14843
12/99                                                    17379                       11273                       15503
12/00                                                    17547                       11655                       14967
12/01                                                    19224                       11836                       15836
12/02                                                    20103                       12118                       16327
12/03                                                    25963                       12346                       20889
12/04                                                    28234                       12749                       23385

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

CAPITAL APPRECIATION FUND

SPECIAL SHAREHOLDER NOTICE

The Board of Trustees of the trust, on behalf of Capital Appreciation Fund approved an amendment to the investment advisory agreement between the fund and Travelers Asset Management International Company LLC. Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% of the daily net assets of the fund, to a fee calculated at an annual rate in accordance with the following schedule:

                                                               INVESTMENT
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE
------------------------                                      ------------
First $1.5 billion..........................................     0.700%
Over $1.5 billion...........................................     0.650%

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, Capital Appreciation Fund returned 19.53%. The fund outperformed its unmanaged benchmarks, the S&P 500 Index(i) and the Russell 2000 Index(ii), which returned 10.87% and 18.33%, respectively, for the same period. The fund also outperformed its Lipper Variable Large-Cap Growth funds category average(2), which was 8.04%.

Golfing great Ben Hogan once said, "The greatest pleasure is obtained in improving." I think Mr. Hogan was right; we take great pleasure in sharing with you your fund's improving results.

Among the reasons the fund significantly outperformed the S&P 500 Index was our decision to maintain overweight positions in the consumer discretionary and information technology sectors. In addition, the exceptionally strong results posted by a number of our holdings in these two groups boosted returns. Weaker areas of investment included industrials and telecommunications services, where select fund holdings experienced setbacks.

I credit the fund's impressive metrics to the outstanding quality and depth of the investment research performed by our analysts. Their work has given us the confidence to invest early and with conviction in some of our best ideas. In fact, our investments in strong performers such as APPLE COMPUTER, INC., EBAY INC. and UNITEDHEALTH GROUP INC., among others, are the result of long-term investment commitments.

CONTRIBUTORS TO PERFORMANCE

Our investment in Apple Computer, Inc. was the strongest contributor to performance during the period. Apple recently launched one of its most elegant products to date, the new G5 iMac. The early reviews have been overwhelmingly positive and we expect this to be an important product for the company. More importantly, Apple's wildly successful iPod music player continues to be the music-listening device of choice and sales continue to exceed most investors' expectations.

Another strong-performing position in the fund was eBay Inc. Its management team, the sheer financial power of its business model and the global proliferation of the "eBay economy" have all continued to impress us. The eBay trading platform is well on its way to enabling the buying and selling of products worldwide with a gross merchandise value ("GMV") in excess of $34 billion dollars. Ebay's own revenues from those sales were in excess of $2.5 billion this year and we expect both to grow rapidly again next year. To give you an idea of the velocity of trade on eBay, a car is sold every six minutes, a digital camera is sold every 14 minutes and a piece of jewelry every eight minutes. Today, over 430,000 people are making a living buying and selling on eBay. Finally, we continue to be impressed with eBay's entire management team and their ability to guide the company's explosive growth.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 171 funds in the fund's Lipper category, and excluding sales charges.
 12

Investing in the managed care sector is not for the faint of heart; very few issues are as highly charged as healthcare. But, as consumers become increasingly responsible for the first dollars spent on their healthcare needs, it's clear to us that UnitedHealth Group Inc. is winning in the marketplace. The company's flexible plan designs, along with its increasing focus on making healthcare more affordable for larger and larger segments of the population, are a powerful financial combination. Janus' healthcare team continues to do an outstanding job monitoring medical and financial trends as well as anticipating the changes in this emotionally charged space. We continue to have the utmost confidence in Bill Maguire, Steve Hemsley and the entire UnitedHealth management team.

Not all of our investments have met our expectations. Drugmaker FOREST LABORATORIES, INC. was a poor performer. While the stock will be faced with some issues over the next several quarters, including product competition and generic challenges to key drugs, we believe that the worst is priced into the stock and have maintained our stake for now.

Meanwhile, we liquidated our position in NVIDIA CORP., a stock that was among our biggest detractors. While we like the longer-term prospects for graphic-intensive semiconductor manufacturers, we feel that better opportunities lie elsewhere.

We are very pleased with the fund's continued improvement but recognize there is more work to be done. Our investment staff, while gratified, is certainly not satisfied. We can continue to improve and I am confident we will. As the fund's portfolio manager, I remain committed to further repairing the financial fortunes of the shareholders who have had the fortitude to stay invested in the fund and who have hopefully kept investing along the way.

Thank you for your investment in the Capital Appreciation Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

Scott Schoelzel
Janus Capital Management LLC

January 18, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (9.8%), Apple Computer (6.7%), Murphy Oil Corp. (6.5%), Electronic Arts Inc. (5.9%), eBay Inc. (5.7%), XM Satellite Radio Holdings Inc., Class A Shares (5.7%), Genentech Inc. (5.4%), Nike Inc., Class B Shares (5.1%), Wells Fargo & Co. (4.2%) and Nextel Communications Inc., Class A Shares (3.8%). Please refer to pages 47 through 49 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Consumer Discretionary (23.6%); Healthcare (21.8%); Information Technology (19.0%); Financials (15.1%) and Energy (7.8%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(ii) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- CAPITAL APPRECIATION FUND (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Consumer Discretionary                                                     23.40                              20.30
Healthcare                                                                 21.70                              22.70
Information Technology                                                     18.90                              23.80
Financials                                                                 15.10                              13.60
Energy                                                                      7.80                               7.10
Industrials                                                                 4.70                               4.70
Telecommunication Services                                                  3.80                               5.40
Repurchase Agreement                                                        4.60                               2.20
U.S. Government Obligations                                                 0.00                               0.20

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF
12/31/04 -- (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Twelve Months Ended 12/31/04           19.53%
    Five Years Ended 12/31/04              (8.37)
    Ten Years Ended 12/31/04               13.46



              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    Ten Years Ended 12/31/04              253.40%




This chart assumes an initial investment of $10,000 made on December 31, 1994, assuming reinvestment of dividends, through December 31, 2004. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION
                                                FUND              S&P 500 INDEX        RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------      -------------        ------------------    --------------------
12/94                                          10000                  10000                  10000                  10000
12/95                                          13637                  13753                  12846                  10254
12/96                                          17483                  16910                  14965                  10594
12/97                                          22054                  22550                  18312                  10773
12/98                                          35645                  29031                  17847                  10946
12/99                                          54720                  35137                  21638                  11273
12/00                                          42749                  31939                  20985                  11655
12/01                                          31597                  28145                  21524                  11836
12/02                                          23670                  21926                  17115                  12118
12/03                                          29567                  28213                  25202                  12346
12/04                                          35340                  31279                  29822                  12749

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MONEY MARKET PORTFOLIO

PERFORMANCE UPDATE(I)

As of December 31, 2004, the seven-day current yield for Money Market Portfolio was 1.88% and its seven-day effective yield, which reflects compounding, was 1.89%(ii).

These yields include both a voluntary waiver and expense reimbursement pursuant to an expense limitation agreement. Absent both the voluntary waiver and expense reimbursement, the seven-day current yield would have been 1.86% and the seven-day effective yield would have been 1.87%. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

MARKET/ECONOMIC OVERVIEW

As the reporting period began, short term interest rates were at a four decade low. However, as expected, short-term yields moved markedly higher in 2004. This was due to continued broad based improvements in the economy and five interest rate hikes by the Federal Reserve Board ("Fed")(iii). After solid gains during the first three quarters of the year, fourth quarter gross domestic product ("GDP")(iv) is widely expected to mirror the 4% gain experienced in the third quarter of 2004. The labor markets continued to show improvement over the period and oil prices, after rising sharply to record highs in October 2004, reversed course toward the end of the period as forecasted warmer weather and increased reserves brought prices lower. We believe that lower oil prices should help lessen the negative impact to consumers and businesses in the coming months. Overall, inflation remains contained, but it is rising modestly at the core level.

CONTRIBUTORS TO PERFORMANCE

Throughout much of the reporting period, we remained cautious in our maturity stance for the fund. This strategy was used as we anticipated more attractive extension opportunities in the rising interest rate environment. We believe money market yields should continue to rise as the Fed moves short-term interest rates towards a more neutral policy level.

Thank you for your investment in the Money Market Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,


/s/ Emil Molinaro, Jr.                               /s/ Michele Mirabella
Emil Molinaro, Jr.                                   Michele Mirabella, CFA
Portfolio Manager                                    Portfolio Manager

January 13, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(ii) The seven-day effective yield is calculated similarly to the seven-day current yield, but when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(iv) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
 16

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- MONEY MARKET PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Commercial Paper                                                            94.7                               90.3
Foreign Certificates of Deposit                                              3.7                                0.0
U.S. Government Obligations and Agencies                                     1.6                                9.7

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                                                                       EXPENSES
                                                                BEGINNING    ENDING     ANNUALIZED       PAID
                                               ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                 RETURN(2)        VALUE       VALUE       RATIO        PERIOD(3)
------------------------------------------------------------------------------------------------------------------
Managed Assets Trust........................        6.87%       $1,000.00   $1,068.70      0.59%         $3.07
------------------------------------------------------------------------------------------------------------------
High Yield Bond Trust.......................        7.95         1,000.00    1,079.50      0.56           2.93
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund...................       13.99         1,000.00    1,139.90      0.79           4.25
------------------------------------------------------------------------------------------------------------------
Money Market Portfolio......................        0.67         1,000.00    1,006.70      0.40           2.02
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                                HYPOTHETICAL                                          EXPENSES
                                                 ANNUALIZED    BEGINNING    ENDING     ANNUALIZED       PAID
                                                   TOTAL        ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                   RETURN        VALUE       VALUE       RATIO        PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
Managed Assets Trust..........................      5.00%      $1,000.00   $1,022.17      0.59%         $3.00
-----------------------------------------------------------------------------------------------------------------
High Yield Bond Trust.........................      5.00        1,000.00    1,022.32      0.56           2.85
-----------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund.....................      5.00        1,000.00    1,021.17      0.79           4.01
-----------------------------------------------------------------------------------------------------------------
Money Market Portfolio........................      5.00        1,000.00    1,023.13      0.40           2.03
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 62.6%
-----------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 10.0%
AUTOMOBILES -- 0.8%
         56,008          Ford Motor Co. .............................................    $    819,957
         22,840          General Motors Corp. .......................................         914,970
         10,588          Harley-Davidson, Inc. ......................................         643,221
-----------------------------------------------------------------------------------------------------
                                                                                            2,378,148
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
         10,356          Carnival Corp. .............................................         596,816
         12,840          Marriott International, Inc., Class A Shares................         808,663
         35,306          McDonald's Corp. ...........................................       1,131,910
          6,609          Starbucks Corp. (a).........................................         412,137
          3,024          Starwood Hotels & Resorts Worldwide, Inc. ..................         176,602
          4,703          Yum! Brands, Inc. ..........................................         221,888
-----------------------------------------------------------------------------------------------------
                                                                                            3,348,016
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
          1,444          The Black & Decker Corp. ...................................         127,549
          9,630          Fortune Brands, Inc. .......................................         743,243
          8,282          Pulte Homes, Inc. ..........................................         528,392
-----------------------------------------------------------------------------------------------------
                                                                                            1,399,184
-----------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.4%
         11,137          eBay Inc. (a)...............................................       1,295,010
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
         16,328          Eastman Kodak Co. ..........................................         526,578
-----------------------------------------------------------------------------------------------------
MEDIA -- 2.7%
         38,849          Comcast Corp., Class A Shares (a)...........................       1,292,895
         20,086          Fox Entertainment Group, Inc., Class A Shares (a)...........         627,888
          8,056          Gannett Co., Inc. ..........................................         658,175
          8,230          Lamar Advertising Co., Class A Shares (a)...................         352,079
         30,427          News Corp., Class A Shares..................................         567,768
         76,286          Time Warner Inc. (a)........................................       1,483,000
         16,201          Univision Communications Inc., Class A Shares (a)...........         474,203
         29,025          Viacom Inc., Class B Shares.................................       1,056,220
         58,696          The Walt Disney Co. ........................................       1,631,749
-----------------------------------------------------------------------------------------------------
                                                                                            8,143,977
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.6%
          7,819          Costco Wholesale Corp. .....................................         378,518
          4,483          Federated Department Stores, Inc. ..........................         259,073
          4,844          Target Corp. ...............................................         251,549
         72,020          Wal-Mart Stores, Inc. ......................................       3,804,096
-----------------------------------------------------------------------------------------------------
                                                                                            4,693,236
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.2%
          2,060          AutoZone, Inc. (a)..........................................    $    188,099
         11,079          Best Buy Co., Inc. .........................................         658,314
         16,588          Borders Group, Inc. ........................................         421,335
          5,517          GameStop Corp., Class B Shares (a)..........................         123,636
         15,011          The Gap, Inc. ..............................................         317,032
         57,789          The Home Depot, Inc. .......................................       2,469,902
         16,784          Limited Brands..............................................         386,368
          6,851          Lowe's Cos., Inc. ..........................................         394,549
         28,518          Staples, Inc. ..............................................         961,342
         25,629          Toys "R" Us, Inc. (a).......................................         524,626
-----------------------------------------------------------------------------------------------------
                                                                                            6,445,203
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.5%
          2,525          Jones Apparel Group, Inc. ..................................          92,339
         13,925          Nike, Inc., Class B Shares..................................       1,262,858
-----------------------------------------------------------------------------------------------------
                                                                                            1,355,197
-----------------------------------------------------------------------------------------------------
                         TOTAL CONSUMER DISCRETIONARY................................      29,584,549
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.3%
BEVERAGES -- 1.5%
          3,843          Anheuser-Busch Cos., Inc. ..................................         194,955
          4,432          Brown-Forman Corp., Class B Shares..........................         215,750
         49,773          The Coca-Cola Co. ..........................................       2,072,050
          7,645          Coca-Cola Enterprises Inc. .................................         159,398
         34,384          PepsiCo, Inc. ..............................................       1,794,845
-----------------------------------------------------------------------------------------------------
                                                                                            4,436,998
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.2%
         19,883          Walgreen Co. ...............................................         762,911
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.7%
         41,549          Archer-Daniels-Midland Co. .................................         926,958
          6,026          Hormel Foods Corp. .........................................         188,915
          3,549          Kellogg Co. ................................................         158,498
         36,154          Sara Lee Corp. .............................................         872,758
-----------------------------------------------------------------------------------------------------
                                                                                            2,147,129
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.1%
          5,750          Colgate-Palmolive Co. ......................................         294,170
          8,611          Kimberly-Clark Corp. .......................................         566,690
         44,556          The Procter & Gamble Co. ...................................       2,454,144
-----------------------------------------------------------------------------------------------------
                                                                                            3,315,004
-----------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
          8,411          The Gillette Co. ...........................................         376,645
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.7%
         34,569          Altria Group, Inc. .........................................       2,112,166
-----------------------------------------------------------------------------------------------------
                         TOTAL CONSUMER STAPLES......................................      13,150,853
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENERGY -- 4.3%
ENERGY EQUIPMENT & SERVICES -- 0.6%
          8,383          Baker Hughes Inc. ..........................................    $    357,703
          7,077          Halliburton Co. ............................................         277,701
         11,645          Schlumberger Ltd. ..........................................         779,633
          7,657          Transocean Inc. (a).........................................         324,580
-----------------------------------------------------------------------------------------------------
                                                                                            1,739,617
-----------------------------------------------------------------------------------------------------
OIL & GAS -- 3.7%
          5,200          Anadarko Petroleum Corp. ...................................         337,012
         15,000          Burlington Resources Inc. ..................................         652,500
         36,690          ChevronTexaco Corp. ........................................       1,926,592
         11,958          ConocoPhillips..............................................       1,038,313
          5,596          Devon Energy Corp. .........................................         217,796
        110,004          Exxon Mobil Corp. ..........................................       5,638,805
         11,117          Marathon Oil Corp. .........................................         418,110
          6,700          Occidental Petroleum Corp. .................................         391,012
          2,778          Sunoco, Inc. ...............................................         226,991
          6,578          Valero Energy Corp. ........................................         298,641
-----------------------------------------------------------------------------------------------------
                                                                                           11,145,772
-----------------------------------------------------------------------------------------------------
                         TOTAL ENERGY................................................      12,885,389
-----------------------------------------------------------------------------------------------------
FINANCIALS -- 12.6%
BANKS -- 3.6%
         91,138          Bank of America Corp. ......................................       4,282,575
             69          First Horizon National Corp. ...............................           2,975
          7,512          KeyCorp.....................................................         254,657
          6,425          Marshall & Ilsley Corp. ....................................         283,985
         23,293          National City Corp. ........................................         874,652
         17,970          U.S. Bancorp................................................         562,820
         37,249          Wachovia Corp. .............................................       1,959,297
          4,665          Washington Mutual, Inc. ....................................         197,236
         34,645          Wells Fargo & Co. ..........................................       2,153,187
-----------------------------------------------------------------------------------------------------
                                                                                           10,571,384
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 5.5%
         31,011          American Express Co. (b)....................................       1,748,090
         12,680          The Bear Stearns Cos. Inc. .................................       1,297,291
         14,913          Capital One Financial Corp. ................................       1,255,824
         29,036          Countrywide Financial Corp. ................................       1,074,622
         21,564          Fannie Mae..................................................       1,535,572
         11,446          Freddie Mac.................................................         843,570
         14,428          The Goldman Sachs Group, Inc. ..............................       1,501,089
         78,119          JPMorgan Chase & Co. .......................................       3,047,422
         10,548          Lehman Brothers Holdings Inc. ..............................         922,739
          7,113          MBNA Corp. .................................................         200,516
         13,422          Merrill Lynch & Co., Inc. ..................................         802,233
         23,469          Morgan Stanley..............................................       1,302,999

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 5.5% (CONTINUED)
         10,583          Principal Financial Group, Inc. ............................    $    433,268
         21,880          Providian Financial Corp. (a)...............................         360,364
-----------------------------------------------------------------------------------------------------
                                                                                           16,325,599
-----------------------------------------------------------------------------------------------------
INSURANCE -- 3.5%
          5,050          ACE Ltd. ...................................................         215,887
          9,150          AFLAC Inc. .................................................         364,536
          8,125          The Allstate Corp. .........................................         420,225
          9,864          Ambac Financial Group, Inc. ................................         810,130
         44,839          American International Group, Inc. .........................       2,944,577
          5,214          Aon Corp. ..................................................         124,406
         11,015          The Chubb Corp. ............................................         847,053
          3,647          The Hartford Financial Services Group, Inc. ................         252,774
          2,492          Jefferson-Pilot Corp. ......................................         129,484
          3,328          Lincoln National Corp. .....................................         155,351
          8,918          Marsh & McLennan Cos., Inc. ................................         293,402
         12,515          MetLife, Inc. ..............................................         506,983
          6,337          MGIC Investment Corp. ......................................         436,683
          9,721          The Progressive Corp. ......................................         824,730
         28,930          Prudential Financial, Inc. .................................       1,589,993
          4,762          WellPoint Inc. (a)..........................................         547,630
-----------------------------------------------------------------------------------------------------
                                                                                           10,463,844
-----------------------------------------------------------------------------------------------------
                         TOTAL FINANCIALS............................................      37,360,827
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.6%
BIOTECHNOLOGY -- 1.1%
         22,235          Amgen Inc. (a)..............................................       1,426,375
         11,225          Biogen Idec Inc. (a)........................................         747,697
          7,054          Genentech, Inc. (a).........................................         384,020
         17,808          Gilead Sciences, Inc. (a)...................................         623,102
-----------------------------------------------------------------------------------------------------
                                                                                            3,181,194
-----------------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.8%
          4,203          Becton, Dickinson & Co. ....................................         238,731
         14,235          Boston Scientific Corp. (a).................................         506,054
         20,444          Medtronic, Inc. ............................................       1,015,453
          8,826          Zimmer Holdings, Inc. (a)...................................         707,139
-----------------------------------------------------------------------------------------------------
                                                                                            2,467,377
-----------------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.4%
          2,653          Aetna Inc. .................................................         330,962
          6,002          AmerisourceBergen Corp. ....................................         352,197
          2,898          Cardinal Health, Inc. ......................................         168,519
         10,822          Caremark Rx, Inc. (a).......................................         426,712
          6,580          CIGNA Corp. ................................................         536,731

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.4% (CONTINUED)
         21,834          Humana Inc. (a).............................................    $    648,251
         18,639          UnitedHealth Group Inc. ....................................       1,640,791
-----------------------------------------------------------------------------------------------------
                                                                                            4,104,163
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.3%
         26,184          Abbott Laboratories.........................................       1,221,484
         32,239          Bristol-Myers Squibb Co. ...................................         825,963
         15,248          Eli Lilly and Co. ..........................................         865,324
         11,998          Forest Laboratories, Inc. (a)...............................         538,230
          1,503          Hospira, Inc. (a)...........................................          50,350
         17,385          IVAX Corp. (a)..............................................         275,031
         49,789          Johnson & Johnson...........................................       3,157,618
          4,825          Medco Health Solutions, Inc. (a)............................         200,720
         36,890          Merck & Co., Inc. ..........................................       1,185,645
        127,498          Pfizer Inc. ................................................       3,428,421
         24,504          Schering-Plough Corp. ......................................         511,644
         15,864          Wyeth.......................................................         675,648
-----------------------------------------------------------------------------------------------------
                                                                                           12,936,078
-----------------------------------------------------------------------------------------------------
                         TOTAL HEALTHCARE............................................      22,688,812
-----------------------------------------------------------------------------------------------------
INDUSTRIALS -- 7.3%
AEROSPACE & DEFENSE -- 1.2%
         10,216          The Boeing Co. .............................................         528,882
          9,171          General Dynamics Corp. .....................................         959,287
         10,625          Lockheed Martin Corp. ......................................         590,219
         13,960          Northrop Grumman Corp. .....................................         758,866
          8,615          United Technologies Corp. ..................................         890,360
-----------------------------------------------------------------------------------------------------
                                                                                            3,727,614
-----------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 0.5%
         19,243          United Parcel Service, Inc., Class B Shares.................       1,644,507
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
         12,565          Masco Corp. ................................................         458,999
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
          4,600          Avery Dennison Corp. .......................................         275,862
         18,666          Cendant Corp. ..............................................         436,411
          4,415          Fiserv, Inc. (a)............................................         177,439
-----------------------------------------------------------------------------------------------------
                                                                                              889,712
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.2%
         15,618          Thomas & Betts Corp. (a)....................................         480,254
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.9%
          9,076          3M Co. .....................................................         744,867
        166,457          General Electric Co. .......................................       6,075,681

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.9% (CONTINUED)
         14,320          Honeywell International Inc. ...............................    $    507,071
         35,733          Tyco International Ltd. ....................................       1,277,097
-----------------------------------------------------------------------------------------------------
                                                                                            8,604,716
-----------------------------------------------------------------------------------------------------
MACHINERY -- 1.9%
         15,616          Danaher Corp. ..............................................         896,515
         12,441          Deere & Co. ................................................         925,611
         13,499          Dover Corp. ................................................         566,148
          3,470          Eaton Corp. ................................................         251,089
         10,421          Ingersoll-Rand Co., Class A Shares..........................         836,806
          5,834          ITT Industries, Inc. .......................................         492,681
         12,313          PACCAR Inc. ................................................         990,950
          8,110          Parker Hannifin Corp. ......................................         614,251
-----------------------------------------------------------------------------------------------------
                                                                                            5,574,051
-----------------------------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
          6,069          Norfolk Southern Corp. .....................................         219,637
-----------------------------------------------------------------------------------------------------
                         TOTAL INDUSTRIALS...........................................      21,599,490
-----------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 10.0%
COMMUNICATIONS EQUIPMENT -- 2.2%
        114,038          Cisco Systems, Inc. (a).....................................       2,200,934
         29,606          Comverse Technology, Inc. (a)...............................         723,867
         22,787          Corning Inc. (a)............................................         268,203
         74,755          Motorola, Inc. .............................................       1,285,786
         17,787          Polycom, Inc. (a)...........................................         414,793
         25,068          QUALCOMM Inc. ..............................................       1,062,883
         17,927          Scientific-Atlanta, Inc. ...................................         591,770
-----------------------------------------------------------------------------------------------------
                                                                                            6,548,236
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.7%
          6,496          Apple Computer, Inc. (a)....................................         418,342
         42,209          Dell Inc. (a)...............................................       1,778,687
         41,792          EMC Corp. (a)...............................................         621,447
         51,373          Hewlett-Packard Co. ........................................       1,077,292
         30,245          International Business Machines Corp. ......................       2,981,552
          2,184          Lexmark International, Inc., Class A Shares (a).............         185,640
          9,335          NCR Corp. (a)...............................................         646,262
         59,428          Sun Microsystems, Inc. (a)..................................         319,723
-----------------------------------------------------------------------------------------------------
                                                                                            8,028,945
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
         16,515          Jabil Circuit, Inc. (a).....................................         422,454
         10,183          Waters Corp. (a)............................................         476,462
-----------------------------------------------------------------------------------------------------
                                                                                              898,916
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.3%
         22,377          Yahoo! Inc. (a).............................................         843,165
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.7%
         30,371          Advanced Micro Devices, Inc. (a)............................    $    668,770
          6,487          Analog Devices, Inc. .......................................         239,500
        109,046          Intel Corp. ................................................       2,550,586
          3,428          KLA-Tencor Corp. (a)........................................         159,676
          5,372          Maxim Integrated Products, Inc. ............................         227,719
         36,129          Micron Technology, Inc. (a).................................         446,193
         33,941          Texas Instruments Inc. .....................................         835,627
-----------------------------------------------------------------------------------------------------
                                                                                            5,128,071
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.8%
         11,877          Adobe Systems, Inc. ........................................         745,163
         24,088          Autodesk, Inc. .............................................         914,140
             84          Computer Associates International, Inc. ....................           2,609
          3,666          Electronic Arts Inc. (a)....................................         226,119
        181,861          Microsoft Corp. ............................................       4,857,507
         84,751          Oracle Corp. (a)............................................       1,162,784
         19,509          VERITAS Software Corp. (a)..................................         556,982
-----------------------------------------------------------------------------------------------------
                                                                                            8,465,304
-----------------------------------------------------------------------------------------------------
                         TOTAL INFORMATION TECHNOLOGY................................      29,912,637
-----------------------------------------------------------------------------------------------------
MATERIALS -- 2.3%
CHEMICALS -- 1.0%
         19,810          The Dow Chemical Co. .......................................         980,793
          7,393          E.I. du Pont de Nemours & Co. ..............................         362,627
         12,710          Ecolab Inc. ................................................         446,502
         19,406          Monsanto Co. ...............................................       1,078,003
-----------------------------------------------------------------------------------------------------
                                                                                            2,867,925
-----------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
          7,716          Ball Corp. .................................................         339,350
         17,960          Pactiv Corp. (a)............................................         454,208
          9,562          Sealed Air Corp. (a)........................................         509,368
-----------------------------------------------------------------------------------------------------
                                                                                            1,302,926
-----------------------------------------------------------------------------------------------------
METALS & MINING -- 0.6%
         37,591          Alcoa Inc. .................................................       1,181,109
          7,010          Newmont Mining Corp. .......................................         311,314
          4,540          Nucor Corp. ................................................         237,624
-----------------------------------------------------------------------------------------------------
                                                                                            1,730,047
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.3%
          6,300          Georgia-Pacific Corp. ......................................         236,124
          8,532          International Paper Co. ....................................         358,344
          3,635          Weyerhaeuser Co. ...........................................         244,345
-----------------------------------------------------------------------------------------------------
                                                                                              838,813
-----------------------------------------------------------------------------------------------------
                         TOTAL MATERIALS.............................................       6,739,711
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.0%
         44,893          BellSouth Corp. ............................................    $  1,247,576
          4,563          CenturyTel, Inc. ...........................................         161,850
         55,589          SBC Communications Inc. ....................................       1,432,528
         24,903          Sprint Corp., (FON Group)...................................         618,840
         59,697          Verizon Communications Inc. ................................       2,418,325
-----------------------------------------------------------------------------------------------------
                                                                                            5,879,119
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
         27,879          Nextel Partners, Inc., Class A Shares (a)...................         544,756
-----------------------------------------------------------------------------------------------------
                         TOTAL TELECOMMUNICATION SERVICES............................       6,423,875
-----------------------------------------------------------------------------------------------------
UTILITIES -- 2.0%
ELECTRIC UTILITIES -- 1.7%
         45,907          The AES Corp. (a)...........................................         627,549
         22,628          American Electric Power Co., Inc. ..........................         777,045
         16,944          Constellation Energy Group..................................         740,622
         16,862          Edison International........................................         540,090
         20,414          Exelon Corp. ...............................................         899,645
         19,243          FirstEnergy Corp. ..........................................         760,291
          4,809          Public Service Enterprise Group Inc. .......................         248,962
          9,894          The Southern Co. ...........................................         331,647
-----------------------------------------------------------------------------------------------------
                                                                                            4,925,851
-----------------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
         10,895          Kinder Morgan, Inc. ........................................         796,752
          4,433          National Fuel Gas Co. ......................................         125,631
-----------------------------------------------------------------------------------------------------
                                                                                              922,383
-----------------------------------------------------------------------------------------------------
                         TOTAL UTILITIES.............................................       5,848,234
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $161,028,650)...................     186,194,377
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.2%
-----------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.6%
AUTOMOBILES -- 0.9%
         16,000          Ford Motor Co. Capital Trust II, 6.500% Cumulative Trust
                           Preferred Securities......................................         844,640
                         General Motors Corp., Sr. Debentures:
         37,000            5.250% Series B...........................................         853,590
         33,000            6.250% Series C...........................................         879,780
-----------------------------------------------------------------------------------------------------
                                                                                            2,578,010
-----------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.1%
          4,000          Amcor Ltd., 7.250% PRIDES(SM)...............................         229,500
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.3%
         21,000          Newell Financial Trust I, 5.250% Cumulative QUIPS(SM).......         989,625
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.3%
         10,500          Tribune Co., 2.000% PHONES(SM)..............................    $    953,925
-----------------------------------------------------------------------------------------------------
                         TOTAL CONSUMER DISCRETIONARY................................       4,751,060
-----------------------------------------------------------------------------------------------------
FINANCIALS -- 0.4%
BANKS -- 0.3%
          3,000          Washington Mutual Capital Trust I, 5.375% Cumulative........         167,250
         13,000          Washington Mutual, Inc., 5.375% Cumulative (c)..............         733,148
-----------------------------------------------------------------------------------------------------
                                                                                              900,398
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
          7,000          Equity Office Properties Trust, 5.250% Cumulative, Series
                           B.........................................................         359,520
-----------------------------------------------------------------------------------------------------
                         TOTAL FINANCIALS............................................       1,259,918
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
ELECTRIC UTILITIES -- 0.2%
         10,000          CalEnergy Capital Trust II, 6.250% Trust Preferred
                           Securities................................................         497,500
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $6,028,467)......       6,508,478
-----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 6.6%
--------------------------------------------------------------------------------------------------
$ 1,382,000       U.S. Treasury Bonds, 5.375% due 2/15/31...........................     1,494,828
                  U.S. Treasury Notes:
  2,080,000         5.875% due 11/15/05.............................................     2,135,983
  2,068,000         5.625% due 5/15/08..............................................     2,218,739
  3,300,000         3.250% due 8/15/08..............................................     3,285,694
    500,000         3.375% due 12/15/08.............................................       498,575
  3,200,000         3.500% due 8/15/09..............................................     3,192,253
  6,225,000         5.750% due 8/15/10..............................................     6,855,530
--------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $20,120,391)...........    19,681,602
--------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.2%
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES & BONDS -- 2.7%
                  Federal Home Loan Mortgage Corp. (FHLMC):
    500,000         Medium-Term Notes, 2.900% due 2/27/19 (d).......................       496,469
                    Reference Notes:
  6,000,000           2.125% due 11/15/05...........................................     5,957,532
    500,000           4.875% due 11/15/13...........................................       515,084
  1,000,000       Federal National Mortgage Association (FNMA),
                    Benchmark Notes, 1.750% due 6/16/06.............................       980,945
--------------------------------------------------------------------------------------------------
                                                                                         7,950,030
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                       SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGHS -- 0.5%
                         Federal National Mortgage Association (FNMA):
$       291                8.500% due 3/1/05........................................  $        296
    525,107                6.000% due 1/1/13........................................       551,714
     34,998                6.500% due 12/1/27.......................................        36,813
    139,860                6.000% due 3/1/28........................................       145,161
     25,679                6.000% due 4/1/28........................................        26,667
    118,402                6.000% due 5/1/28........................................       122,888
     66,513                6.000% due 6/1/28........................................        69,034
    102,668                6.000% due 7/1/28........................................       106,559
    331,870                5.500% due 8/1/28........................................       338,409
    129,372                6.000% due 8/1/28........................................       134,275
                         Government National Mortgage Association (GNMA)
     23,695                9.000% due 11/15/19......................................        26,617
      7,238                9.500% due 1/15/20.......................................         8,177
--------------------------------------------------------------------------------------------------
                                                                                         1,566,610
--------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                         (Cost -- $9,471,734).......................................     9,516,640
--------------------------------------------------------------------------------------------------
                  RATING(e)
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 14.1%
-------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.4%
AUTOMOBILES -- 0.4%
    600,000       BBB        DaimlerChrylser North America Holding Corp., Notes, 7.300%
                               due 1/15/12...............................................       682,102
    400,000       BBB-       Ford Motor Co., Notes, 7.450% due 7/16/31...................       403,458
-------------------------------------------------------------------------------------------------------
                                                                                              1,085,560
-------------------------------------------------------------------------------------------------------
MEDIA -- 2.0%
  2,000,000       BBB        Comcast Cable Communications, Inc., Notes, 8.875% due 5/1/17
                               (b).......................................................     2,629,528
    800,000       BBB-       Liberty Media Corp., Sr. Notes, 3.990% due 9/17/06 (d)......       810,008
  2,000,000       BBB+       Time Warner, Inc., Guaranteed Debentures, 7.625% due
                               4/15/31...................................................     2,427,126
-------------------------------------------------------------------------------------------------------
                                                                                              5,866,662
-------------------------------------------------------------------------------------------------------
                  TOTAL CONSUMER DISCRETIONARY                                                6,952,222
-------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 0.2%
TOBACCO -- 0.2%
    700,000       BBB        Altria Group, Inc., Notes, 5.625% due 11/4/08...............       728,120
-------------------------------------------------------------------------------------------------------
                  TOTAL CONSUMER STAPLES.................................................       728,120
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
OIL & GAS -- 0.4%
    300,000       BBB+       Anadarko Finance Co., Sr. Notes, Series B, 6.750% due
                               5/1/11....................................................       338,305
    200,000       A-         Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07.........       194,871

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
OIL & GAS -- 0.4%(CONTINUED)
$   400,000       BBB        Devon Financing Corp ULC, Guaranteed Debentures, 7.875% due
                               9/30/31...................................................  $    505,228
    200,000       BBB+       Kinder Morgan Energy Partners, Notes, 5.125% due 11/15/14...       199,985
-------------------------------------------------------------------------------------------------------
                             TOTAL ENERGY................................................     1,238,389
-------------------------------------------------------------------------------------------------------
FINANCIALS -- 6.6%
BANKS -- 1.1%
    700,000       AA-        ABN AMRO Bank NV, Sr. Notes, 2.334% due 5/11/07 (d).........       700,674
    500,000       A+         Bank of America Corp., Sr. Notes, 5.375% due 6/15/14........       522,753
    300,000       A+         HSBC Bank USA, Sub. Notes, 5.875% due 11/1/34...............       304,853
    300,000       A          Huntington National Bank, Sr. Notes, 4.650% due 6/30/09.....       306,036
    500,000       A+         Royal Bank of Scotland PLC, Bonds, 5.050% due 1/8/15........       506,355
    200,000       A+         US Bank NA, Sub. Notes, Series BKNT, 4.950% due 10/30/14....       201,116
    200,000       A          Wachovia Bank NA, Sub. Notes, 4.800% due 11/1/14............       199,132
    400,000       A-         Washington Mutual Bank, FA, Sub. Notes, 5.650% due
                               8/15/14...................................................       414,521
    337,585       NR         Willmington Trust, 9.250% due 1/2/07........................       232,933
-------------------------------------------------------------------------------------------------------
                                                                                              3,388,373
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.0%
    400,000       AAA        AIG SunAmerica Global Finance, Sr. Notes, 5.850% due 8/1/08
                               (c).......................................................       426,455
    800,000       A+         American General Finance, Notes, 3.875% due 10/1/09.........       788,054
    520,000       BBB        Capital One Bank, Notes, 5.000% due 6/15/09.................       535,979
    480,000       A          Countrywide Home Loans, Inc., Medium-Term Notes, Series L,
                               4.000% due 3/22/11........................................       467,319
                             Credit Suisse First Boston (USA), Inc., Notes:
    300,000       A+           6.125% due 11/15/11.......................................       327,604
    600,000       A+           4.875% due 1/15/15........................................       593,728
                             Ford Motor Credit Co., Global Landmark Securities(TM):
    400,000       BBB-         6.500% due 1/25/07........................................       416,138
    100,000       BBB-         5.700% due 1/15/10........................................       101,020
  1,000,000       BBB-       General Motors Acceptance Corp., Bonds, 8.000% due
                               11/1/31...................................................     1,030,762
    300,000       BBB-       Glencore Funding LLC, Guaranteed Debentures, 6.000% due
                               4/15/14 (c)...............................................       290,751
    400,000       A-         Goldman Sachs Capital I, Capital Securities, 6.345% due
                               2/15/34...................................................       417,931
  1,100,000       A          Household Finance Corp., Notes, 6.375% due 11/27/12.........     1,217,277
    800,000       A          JPMorgan Chase & Co., Sub. Notes, 5.250% due 5/1/15.........       810,668
    500,000       A          Lehman Brothers Holdings Inc., Medium-Term Notes, Series G,
                               4.800% due 3/13/14........................................       494,088
                             Merrill Lynch & Co., Inc.:
    600,000       A+           Medium-Term Notes, Series C, 4.125% due 9/10/09...........       600,223
    300,000       A+           Notes, Series MTNC, 5.000% due 1/15/15....................       299,408
    200,000       AA         Rabobank Capital Fund Trust III, Subordinated, 5.254% due
                               12/31/16 (c)(d)...........................................       199,346
-------------------------------------------------------------------------------------------------------
                                                                                              9,016,751
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
INSURANCE -- 0.6%
$ 1,000,000       AA+        New York Life Global Funding, Notes, 5.375% due 9/15/13
                               (c).......................................................  $  1,042,327
    600,000       AA         Principal Life Global Funding I, Bonds, 6.125% due 10/15/33
                               (c).......................................................       627,683
-------------------------------------------------------------------------------------------------------
                                                                                              1,670,010
-------------------------------------------------------------------------------------------------------
REAL ESTATE -- 1.9%
    200,000       BBB        HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16........       211,397
    100,000       A-         Kimco Realty Corp., Medium-Term Notes, Series C, 2.360% due
                               8/1/06 (d)................................................       100,028
  5,000,000       BBB-       Nationwide Health Properties, Inc., Medium-Term Notes,
                               Series C,
                               6.900% due 10/1/37........................................     5,407,905
-------------------------------------------------------------------------------------------------------
                                                                                              5,719,330
-------------------------------------------------------------------------------------------------------
                             TOTAL FINANCIALS............................................    19,794,464
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.3%
PHARMACEUTICALS -- 0.3%
    300,000       BBB+       Anthem, Inc., Bonds, 6.800% due 8/1/12......................       340,133
    500,000       A          Wyeth, Notes, 6.500% due 2/1/34.............................       535,247
-------------------------------------------------------------------------------------------------------
                             TOTAL HEALTHCARE............................................       875,380
-------------------------------------------------------------------------------------------------------
INDUSTRIALS -- 0.4%
AEROSPACE/DEFENSE -- 0.4%
    400,000       BBB        Lockheed Martin Corp., Debentures, 8.500% due 12/1/29.......       548,989
    500,000       BBB        Northrop Grumman Corp., Notes, 4.079% due 11/16/06..........       505,278
-------------------------------------------------------------------------------------------------------
                             TOTAL INDUSTRIALS...........................................     1,054,267
-------------------------------------------------------------------------------------------------------
MATERIALS -- 0.5%
CONSTRUCTION SERVICES -- 0.1%
    300,000       BBB-       MDC Holdings, Inc., Sr. Notes, 5.500% due 5/15/13...........       305,102
-------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
    300,000       A+         Bottling Group LLC, Sr. Notes, 4.625% due 11/15/12..........       305,183
    300,000       BBB        Sealed Air Corp., Bonds, 6.875% due 7/15/33 (c).............       325,019
-------------------------------------------------------------------------------------------------------
                                                                                                630,202
-------------------------------------------------------------------------------------------------------
METALS & MINING -- 0.1%
    300,000       BBB-       Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............       366,246
-------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.1%
    200,000       BBB        International Paper Co., Notes, 5.300% due 4/1/15...........       202,744
-------------------------------------------------------------------------------------------------------
                             TOTAL MATERIALS.............................................     1,504,294
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
    200,000       A          BellSouth Corp., Notes, 4.750% due 11/15/12.................       201,556
    800,000       BBB+       Deutsche Telekom International Finance BV, Bonds, 8.250% due
                               6/15/05...................................................       818,734
  1,000,000       BBB+       France Telecom S.A., Sr. Notes, 9.250% due 3/1/31...........     1,359,600
    300,000       A          SBC Communications, Notes, 5.100% due 9/15/14...............       303,364

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%(CONTINUED)
                             Telecom Italia Capital SA,:
$   900,000       BBB+         Guaranteed Debentures, 6.000% due 9/30/34 (c).............  $    882,895
    400,000       BBB+         Notes, 4.000% due 1/15/10 (c).............................       392,636
    300,000       A+         Verizon New York Inc., Debentures, Series A, 6.875% due
                               4/1/12....................................................       337,230
-------------------------------------------------------------------------------------------------------
                             TOTAL TELECOMMUNICATION SERVICES............................     4,296,015
-------------------------------------------------------------------------------------------------------
UTILITIES -- 1.9%
ELECTRIC UTILITIES -- 1.6%
    300,000       BBB+       Dominion Resources Inc., Sr. Notes, Series F, 5.250% due
                               8/1/33....................................................       301,147
  1,100,000       AAA        General Electric Co., Notes, 5.000% due 2/1/13..............     1,130,427
  2,000,000       BB-        PSEG Energy Holdings LLC, Sr. Notes, 8.500% due 6/15/11.....     2,292,500
    700,000       AA-        SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (c).........       711,559
    200,000       BBB-       TransAlta Corp., Sr. Notes, 5.750% due 12/15/13.............       206,309
-------------------------------------------------------------------------------------------------------
                                                                                              4,641,942
-------------------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
    200,000       BBB+       Consolidated Natural Gas, Sr. Notes, 5.000% due 12/1/14.....       200,580
    300,000       BBB-       Duke Capital LLC, Sr. Notes, 4.331% due 11/16/06............       303,899
    300,000       A+         Southern California Gas Co., First Mortgage Bonds, Series
                               II,
                               4.375% due 1/15/11........................................       301,307
-------------------------------------------------------------------------------------------------------
                                                                                                805,786
-------------------------------------------------------------------------------------------------------
                             TOTAL UTILITIES.............................................     5,447,728
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $38,183,865).......    41,890,879
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 4.5%
-------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.0%
AUTO COMPONENTS -- 0.3%
     25,000       BBB        American Axle & Manufacturing Holdings, Inc., Sr. Notes,
                               2.000% due 2/15/24 (c)....................................        22,875
  1,750,000       BBB-       Lear Corp., Sr. Notes, zero coupon bond to yield 2.875% due
                               2/20/22...................................................       912,188
-------------------------------------------------------------------------------------------------------
                                                                                                935,063
-------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
    660,000       BBB-       Four Seasons Hotels Inc., Sr. Notes, 1.875% due 7/30/24.....       847,275
  1,050,000       BB+        Royal Caribbean Cruises Ltd., Sr. LYO(TM)Ns, zero coupon
                               bond to yield
                               4.875% due 2/2/21.........................................       675,937
-------------------------------------------------------------------------------------------------------
                                                                                              1,523,212
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.9%
                             Liberty Media Corp., Sr. Exchangeable Debentures:
    500,000       BBB-         0.750% due 3/30/23 (c)....................................       604,375
    650,000       BBB-         4.000% due 11/15/29.......................................       478,562
    750,000       BBB-         3.500% due 1/15/31........................................       711,563
    850,000       BBB+       The Walt Disney Co., Sr. Notes, 2.125% due 4/15/23..........       949,875
-------------------------------------------------------------------------------------------------------
                                                                                              2,744,375
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.3%
$   200,000       BB+        Best Buy Co., Inc., Sub. Debentures, 2.250% due 1/15/22
                               (c).......................................................  $    217,750
    459,000       BB+        The Gap, Inc., Sr. Notes, 5.750% due 3/15/09................       611,044
-------------------------------------------------------------------------------------------------------
                                                                                                828,794
-------------------------------------------------------------------------------------------------------
                             TOTAL CONSUMER DISCRETIONARY................................     6,031,444
-------------------------------------------------------------------------------------------------------
ENERGY -- 1.2%
ENERGY EQUIPMENT & SERVICES -- 1.2%
    175,000       A-         Cooper Cameron Corp., Sr. Debentures, 1.500% due 5/15/24
                               (c).......................................................       185,281
    915,000       A-         Diamond Offshore Drilling, Inc., Sr. Debentures, 1.500% due
                               4/15/31...................................................       974,475
                             Global Marine Inc., Debentures:
    300,000       A-           Zero coupon bond to yield 3.500% due 6/23/20 (c)..........       177,375
  1,000,000       A-           Zero coupon bond to yield 4.203% due 6/23/20..............       591,250
    500,000       BBB        Halliburton Co., Sr. Notes, 3.125% due 7/15/23 (c)..........       617,500
    900,000       A+         Schlumberger Ltd., Sr. Notes, Series A, 1.500% due 6/1/23...       990,000
-------------------------------------------------------------------------------------------------------
                             TOTAL ENERGY................................................     3,535,881
-------------------------------------------------------------------------------------------------------
FINANCIALS -- 0.3%
INSURANCE -- 0.3%
  1,350,000       AAA        American International Group, Inc., Sr. Debentures, zero
                               coupon bond to yield 1.525% due 11/9/31...................       899,437
-------------------------------------------------------------------------------------------------------
                             TOTAL FINANCIALS............................................       899,437
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.5%
HEALTHCARE PROVIDERS & SERVICES -- 0.4%
                             Health Management Associates, Inc., Sr. Sub. Notes:
    200,000       BBB+         1.500% due 8/1/23.........................................       210,500
    800,000       BBB+         1.500% due 8/1/23 (c).....................................       842,000
-------------------------------------------------------------------------------------------------------
                                                                                              1,052,500
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
    250,000       A          Allergan, Inc., Sr. Notes, zero coupon bond to yield 1.250%
                               due 11/6/22 (c)...........................................       245,625
    140,000       BBB-       Watson Pharmaceuticals, Inc., Sr. Debentures, 1.750% due
                               3/15/23 (c)...............................................       144,900
-------------------------------------------------------------------------------------------------------
                                                                                                390,525
-------------------------------------------------------------------------------------------------------
                             TOTAL HEALTHCARE............................................     1,443,025
-------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.4%
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
    440,000       BBB-       Arrow Electronics, Inc., Sr. Debentures, zero coupon bond to yield
                               4.000% due 2/21/21........................................       237,050
-------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.3%
    955,000       BBB-       Electronic Data Systems Corp., Sr. Notes, 3.875% due
                               7/15/23...................................................     1,013,494
-------------------------------------------------------------------------------------------------------
                             TOTAL INFORMATION TECHNOLOGY................................     1,250,544
-------------------------------------------------------------------------------------------------------
MATERIALS -- 0.0%
METALS & MINING -- 0.0%
     50,000       BBB+       Placer Dome Inc., Sr. Notes, 2.750% due 10/15/23 (c)........        61,563
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
UTILITIES -- 0.1%
ELECTRIC UTILITIES -- 0.1%
$   250,000       BBB        PPL Energy Supply LLC, Sr. Notes, 2.625% due 5/15/23 (c)....  $    281,562
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $12,030,847).....    13,503,456
-------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 0.2%
-------------------------------------------------------------------------------------------------------
CANADA -- 0.2%
    500,000       AAA        Canada Mortgage & Housing Corp., Notes, 3.375% due 12/1/08
                             (Cost -- $498,943)..........................................       494,953
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.0%
    500,000       AAA        Chase Funding Mortgage Loan, Series 2002-2, Class 1A5,
                               5.833% due 4/25/32........................................       520,407
  5,000,000       AAA        PP&L Transition Bond Co. LLC, Series 1999-1, Class A7,
                               7.050% due 6/25/09........................................     5,322,836
-------------------------------------------------------------------------------------------------------
                             TOTAL ASSET-BACKED SECURITIES (Cost -- $5,521,654)..........     5,843,243
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
                             Bank of America Commercial Mortgage, Inc.:
    500,000       AAA          Series 2004-2, Class A5, 4.580% due 11/10/38..............       493,228
  1,150,000       AAA          Series 2004-6, Class AJ, 4.870% due 12/10/42 (d)..........     1,146,900
    500,000       AAA        CS First Boston Mortgage Securities Corp., Series 2003-C5,
                               Class A4, 4.900% due 12/15/36.............................       505,234
  2,000,000       Aaa*       JPMorgan Chase Commercial Mortgage Securities, Series
                               2004-C3, Class AJ, 4.922% due 1/15/42 (d).................     1,997,260
                             LB-UBS Commercial Mortgage Trust:
  2,000,000       AAA          Series 2003-C3, Class A2, 3.086% due 5/15/27..............     1,950,799
  1,000,000       AAA          Series 2004-C2, Class A4, 4.367% due 3/15/36..............       975,707
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost -- $7,100,939)........................................     7,069,128
-------------------------------------------------------------------------------------------------------
WARRANTS
-------------------------------------------------------------------------------------------------------
WARRANTS (A) -- 0.0%
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.0%
      3,056                  Lucent Technologies, Expires 12/10/07 (Cost -- $0)..........         4,828
-------------------------------------------------------------------------------------------------------
                             SUB-TOTAL INVESTMENTS
                             (Cost -- $259,985,490)......................................   290,707,584
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                       SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.1%
$   150,000             U.S. Treasury Bill, 0.010% due 3/17/05 (f)
                          (Cost -- $149,372)........................................  $    149,366
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
  5,475,000             State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                          1/3/05; Proceeds at maturity -- $5,475,639; (Fully
                          collateralized by U.S. Treasury Bond, 8.125% due 8/15/21;
                          Market value -- $5,587,932) (Cost -- $5,475,000)..........     5,475,000
--------------------------------------------------------------------------------------------------
                        TOTAL SHORT-TERM INVESTMENTS (Cost -- $5,624,372)...........     5,624,366
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 99.7% (Cost -- $265,609,862**).........   296,331,950
                        Other Assets in Excess of Liabilities -- 0.3%...............       917,001
--------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $297,248,951
--------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  All or a portion of this security is segregated for open futures contracts.
(c) Security is exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(d)  Variable rate security.
(e) All ratings are by Standard & Poor's Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody's Investors Service.
(f) All or a portion of this security is held as collateral for open futures contracts.
**   Aggregate cost for federal income tax purposes is $265,856,661.

     Abbreviations used in this schedule:

     LYO(TM)Ns    --   Liquid Yield Option(TM) Notes -- Trademark of Merrill Lynch
                       & Co., Inc.
     PHONES(SM)   --   Participation Hybrid Option Note Exchangeable
                       Securities(SM) -- Service Mark of Merrill Lynch & Co., Inc.
     PRIDES(SM)   --   Perpetual Redeemable Income Debt, Exchangeable for
                       Stock(SM) -- Service Mark of Merrill Lynch & Co., Inc.
     QUIPS(SM)    --   Quarterly Income Preferred Securities(SM) -- Service Mark of
                       Goldman Sachs & Co.

See page 51 for definition of ratings

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.3%
--------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.0%
$    75,000   B         Argo-Tech Corp., Sr. Notes, 9.250% due 6/1/11...............  $     82,687
    475,000   B-        BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875% due
                          5/1/11....................................................       498,750
    500,000   CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............       522,500
--------------------------------------------------------------------------------------------------
                                                                                         1,103,937
--------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
    150,000   Ba1*      JetBlue Airways Corp., Pass Through Certificates, Series
                          2004-2 C, 5.390% due 5/15/10 (b)..........................       151,246
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.9%
     50,000   B         Affinia Group Inc., Sr. Sub. Notes, 9.000% due 11/30/14
                          (c).......................................................        52,375
    225,000   B-        Collins & Aikman Products Co., Sr. Notes, 10.750% due
                          12/31/11..................................................       230,625
     50,000   B         Dura Operating Corp., Guaranteed Debentures, Series B,
                          8.625% due 4/15/12........................................        52,250
    125,000   NR        Intermet Corp., Sr. Notes, 9.750% due 6/15/09 (d)...........        61,875
    625,000   B-        Metaldyne Corp., Sr. Sub. Notes, 11.000% due 6/15/12........       521,875
     50,000   B-        Tenneco Automotive Inc., Sr. Secured Notes, Series B,
                          10.250% due 7/15/13.......................................        59,250
--------------------------------------------------------------------------------------------------
                                                                                           978,250
--------------------------------------------------------------------------------------------------
BROADCASTING -- 0.4%
    200,000   BBB-      Chancellor Media Corp., Sr. Notes, 8.000% due 11/1/08.......       224,744
    250,000   CCC       Granite Broadcasting Corp., Secured Notes, 9.750% due
                          12/1/10...................................................       240,000
--------------------------------------------------------------------------------------------------
                                                                                           464,744
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.2%
                        Armstrong World Industries, Inc., Sr. Notes:
    250,000   NR          6.500% due 8/15/05 (d)....................................       181,875
    175,000   NR          7.450% due 5/15/29 (d)....................................       127,750
                        D.R. Horton Inc.:
    225,000   BB+         Guaranteed Debentures, 10.500% due 4/1/05.................       230,062
    175,000   BB+         Notes, 6.125% due 1/15/14.................................       181,125
                        Goodman Global Holdings Co., Inc.:
    125,000   B-          Sr. Notes, 5.760% due 6/15/12 (b)(c)......................       127,500
    175,000   B-          Sr. Sub. Notes, 7.875% due 12/15/12 (c)...................       174,125
    150,000   B+        Hovnanian K Enterprises Inc., Guaranteed Debentures, 6.000%
                          due 1/15/10 (c)...........................................       151,687
    100,000   B-        K&F Acquisition Inc., Sr. Sub Notes, 7.750% due 11/15/14
                          (c).......................................................       103,750
                        KB Home:
    425,000   BB+         Notes, 6.375% due 8/15/11.................................       448,375
                          Sr. Sub. Notes:
    125,000   BB-           8.625% due 12/15/08.....................................       141,875
    325,000   BB-           9.500% due 2/15/11......................................       359,125
    225,000   B-        Ply Gem Industries Inc., Sr. Sub. Notes, 9.000% due 2/15/12
                          (c).......................................................       229,500
    275,000   B-        THL Buildco Inc. (Nortek Inc.), Sr. Sub. Notes, 8.500% due
                          9/1/14 (c)................................................       288,750
                        William Lyon Homes, Inc., Sr. Notes:
    300,000   B           7.625% due 12/15/12 (c)...................................       294,375
    350,000   B           10.750% due 4/1/13........................................       395,062
--------------------------------------------------------------------------------------------------
                                                                                         3,434,936
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.0%
$   525,000   B+        Danka Business Systems PLC, Sr. Notes, 11.000% due
                          6/15/10...................................................  $    559,125
    450,000   B-        Vertis, Inc., Sr. Notes, Series B, 10.875% due 6/15/09......       490,500
--------------------------------------------------------------------------------------------------
                                                                                         1,049,625
--------------------------------------------------------------------------------------------------
CABLE -- 7.2%
                        Adelphia Communications Corp., Sr. Notes:
    875,000   NR          10.250% due 6/15/11 (d)...................................       890,312
                          Series B:
    725,000   NR            8.375% due 2/1/08 (d)...................................       686,937
    250,000   NR            8.125% due 12/31/49 (d).................................       236,250
                        CCO Holdings, LLC/CCO Holdings Capital Corp., Sr. Notes:
    300,000   CCC-        6.615% due 12/15/10 (b)(c)................................       301,500
     75,000   CCC-        8.750% due 11/15/13.......................................        77,812
                        Charter Communications Holdings, LLC/Charter Communications
                          Holdings Capital Corp:
                          Sr. Discount Notes:
    550,000   CCC-          9.920% due 4/1/11.......................................       471,625
    450,000   CCC-          Step bond to yield 18.487% due 5/15/11..................       333,000
    300,000   B-          Sr. Notes, 8.375% due 4/30/14 (c).........................       318,000
  1,200,000   BB-       CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...     1,299,000
    125,000   BB-       Directv Holdings LLC, Sr. Notes, 8.375% due 3/15/13.........       140,781
    100,000   NR        Frontiervision Holdings LP, Sr. Discount Notes, 11.875% due
                          9/15/07 (d)...............................................       134,000
    725,000   B+        Insight Midwest, LP/Insight Capital, Inc., Sr. Notes, 9.750%
                          due 10/1/09...............................................       763,062
    125,000   B-        Kabel Deutschland GmbH, Sr. Notes, 10.625% due 7/1/14 (c)...       144,375
  1,100,000   B         Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due
                          1/15/13...................................................     1,109,625
     75,000   BB+       Rogers Cable Inc., Secured Notes, 6.750% due 3/15/15 (c)....        77,063
    375,000   BB+       Shaw Communications Inc., Sr. Notes, 7.250% due 4/6/11......       415,313
    175,000   B-        Telenet Communications NV, Sr. Notes, 9.000% due 12/15/13
                          (c).......................................................       265,325
--------------------------------------------------------------------------------------------------
                                                                                         7,663,980
--------------------------------------------------------------------------------------------------
CHEMICALS -- 7.3%
    325,000   BBB-      Georgia Gulf Corp., Notes, 7.625% due 11/15/05..............       337,187
    291,000   CCC+      Huntsman ICI Chemicals LLC, Sr. Sub. Notes, 10.125% due
                          7/1/09....................................................       307,732
    450,000   B-        Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09....       496,125
     53,000   BB        IMC Global Inc., Guaranteed Debentures, Series B, 10.875%
                          due 6/1/08................................................        63,865
    100,000   B-        Innophos Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (c).......       108,500
                        Lyondell Chemical Co.:
    315,000   B+          Secured Notes, Series B, 9.875% due 5/1/07................       331,537
  1,175,000   B-          Sub. Notes, 10.875% due 5/1/09............................     1,248,438
                        Millennium America Inc., Sr. Notes:
  1,175,000   B+          7.000% due 11/15/06.......................................     1,227,875
    603,198   B+          9.250% due 6/15/08........................................       689,153
                        Nalco Co.:
     75,000   B-          Sr. Notes, 7.750% due 11/15/11............................        81,375
    125,000   B-          Sr. Sub. Notes, 8.875% due 11/15/13.......................       137,813
    125,000   BB+       NOVA Chemicals Corp., Sr. Notes, 6.500% due 1/15/12.........       133,125
                        PolyOne Corp., Sr. Notes:
    200,000   B+          10.625%, due 5/15/10......................................       226,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CHEMICALS -- 7.3% (CONTINUED)
$   175,000   B+          8.875%, due 5/1/12........................................  $    191,188
                        Resolution Performance Products LLC/RPP Capital Corp.:
    325,000   CCC+        Second Secured Notes, 9.500% due 4/15/10..................       353,438
    325,000   B           Secured Notes, 8.000% due 12/15/09........................       351,000
                        Rhodia SA:
    950,000   CCC+        Sr. Notes, 7.625% due 6/1/10..............................       957,125
    250,000   CCC+        Sr. Sub. Notes, 8.875% due 6/1/11.........................       253,125
                        Rockwood Specialties Group, Inc., Sr. Sub. Guaranteed Notes:
     50,000   B-          7.500% due 11/15/14 (c)...................................        52,125
     50,000   B-          7.625% due 11/15/14 (c)...................................        69,800
    200,000   BBB-      Union Carbide Corp., Debentures, 6.790% due 6/1/25..........       204,500
--------------------------------------------------------------------------------------------------
                                                                                         7,821,026
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES -- 1.2%
    100,000   B         Alderwoods Group, Inc., Sr. Notes, 7.75% due 9/15/12 (c)....       108,500
    125,000   B+        Church & Dwight Co. Inc., Sr. Sub. Notes, 6.000% due
                          12/15/12 (c)..............................................       127,812
    175,000   CCC-      Home Products International, Inc., Sr. Sub. Notes, 9.625%
                          due 5/15/08...............................................       160,125
     75,000   B-        Norcraft Holdings, Sr. Discount Notes, zero coupon step bond
                          to 9/1/08, then 9.740% to 9/1/12..........................        56,625
    525,000   CCC+      Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11...       563,063
    225,000   B-        Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14......       239,625
--------------------------------------------------------------------------------------------------
                                                                                         1,255,750
--------------------------------------------------------------------------------------------------
DIVERSIFIED -- 4.5%
  4,362,209   BB-       Targeted Return Index Sector, Trains HY-2004-1, Sr. Secured
                          Notes, 8.211% due 8/1/15 (b)(c)...........................     4,779,777
--------------------------------------------------------------------------------------------------
ENERGY -- 3.9%
    375,000   CCC+      Belden & Blake Corp., Sr. Secured Notes, 8.750% due 7/15/12
                          (c).......................................................       382,500
    225,000   BB        Citgo Petroleum Corp., Sr. Notes, 6.000% due 10/15/11 (c)...       225,000
    250,000   B-        Crystal US Holdings LLC, Sr. Discount Notes, zero coupon to
                          10/1/09 then 10.500% to 10/1/14 (c).......................       172,500
     62,930   CCC+      El Paso Production Holding Co., Sr. Debentures, 6.700% due
                          2/15/27...................................................        64,785
     50,000   B         Encore Acquisition Co., Sr. Sub. Notes, 6.250% due
                          4/15/14...................................................        50,500
     50,000   BBB-      Evergreen Resources, Inc., Sr. Sub. Notes, 5.875% due
                          3/15/12...................................................        52,301
    150,000   BB-       Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11............       172,125
    350,000   B-        Harvest Operations Corp., Sr. Notes, 7.875% due 10/15/11
                          (c).......................................................       354,375
                        Key Energy Services, Inc., Sr. Notes:
    100,000   B           6.375% due 5/1/13.........................................       102,250
    300,000   B           Series C, 8.375% due 3/1/08...............................       315,750
    225,000   BB-       Newfield Exploration Co., Sr. Sub. Notes, 6.625% due 9/1/14
                          (c).......................................................       239,063
    325,000   BB        Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                          4/15/11...................................................       354,250
    125,000   BB-       Pride International, Inc., Sr. Notes, 7.375% due 7/15/14....       137,188
    225,000   B-        Seitel, Inc., Sr. Notes, 11.750% due 7/15/11 (c)............       238,500
     50,000   B+        Stone Energy Corp., Sr. Sub. Notes, 6.750% due 12/15/14
                          (c).......................................................        50,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
ENERGY -- 3.9% (CONTINUED)
                        Tesoro Petroleum Corp.:
$   125,000   BBB-        Sr. Secured Notes, 8.000% due 4/15/08.....................  $    136,563
    225,000   BB-         Sr. Sub. Notes, 9.625% due 4/1/12.........................       259,875
    775,000   B         USEC Inc., Sr. Notes, 6.625% due 1/20/06....................       790,500
--------------------------------------------------------------------------------------------------
                                                                                         4,098,150
--------------------------------------------------------------------------------------------------
EQUIPMENT RENTAL -- 1.8%
    150,000   BB-       NationsRent, Inc., Sr. Secured Notes, 9.500% due 10/15/10...       168,750
    500,000   BB-       United Rentals North America, Inc., Sr. Notes, 6.500% due
                          2/15/12...................................................       490,000
                        Williams Scotsman, Inc.:
  1,075,000   B-          Sr. Notes, 9.875% due 6/1/07..............................     1,080,375
    200,000   B           Sr. Secured Notes, 10.000% due 8/15/08....................       223,000
--------------------------------------------------------------------------------------------------
                                                                                         1,962,125
--------------------------------------------------------------------------------------------------
FABRICATED GLASS, PLASTIC & FIBER -- 3.3%
                        Crown Cork & Seal Co. Inc.:
    850,000   B           Debentures, 7.375% due 12/15/26...........................       803,250
     75,000   B           Notes, 7.000% due 12/15/06................................        79,125
                        Crown European Holdings SA:
    300,000   BB          Sr. Secured Notes, 6.250% due 9/1/11 (c)..................       434,538
    150,000   B           Third Priority Sr. Secured Notes, 10.875% due 3/1/13......       178,125
    350,000   B         Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12......       383,250
                        Owens-Brockway Glass Container, Inc.:
    225,000   B           Sr. Notes, 6.750% due 12/1/14 (c).........................       228,375
                          Sr. Secured Notes:
    575,000   BB-           8.875% due 2/15/09......................................       627,469
    300,000   BB-           7.750% due 5/15/11......................................       326,250
    400,000   B-        Solo Cup Co., Sr. Sub. Notes, 8.500% due 2/15/14............       418,000
--------------------------------------------------------------------------------------------------
                                                                                         3,478,382
--------------------------------------------------------------------------------------------------
FINANCE -- 0.7%
    675,000   B-        BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625%
                          due 6/15/14 (c)...........................................       764,437
--------------------------------------------------------------------------------------------------
FOOD/BEVERAGE/TOBACCO -- 0.7%
    300,000   B         B&G Foods Holding Corp., Sr. Notes, 8.000% due 10/1/11......       321,000
     50,000   B         Land O'Lakes Inc., Secured Notes, 9.000% due 12/15/10.......        55,000
    100,000   BB        Premium Standard Farms Inc., Sr. Notes, 9.250% due
                          6/15/11...................................................       107,500
     50,000   B+        Swift & Co., Sr. Notes, 10.125% due 10/1/09.................        56,000
    150,000   B+        The Wornick Co., Sr. Second Secured Notes, 10.875% due
                          7/15/11...................................................       163,500
--------------------------------------------------------------------------------------------------
                                                                                           703,000
--------------------------------------------------------------------------------------------------
FREIGHT/CONTAINERS/SHIPPING -- 0.9%
    200,000   B         CHC Helicopter Corp., Sr. Sub. Notes, 7.375% due 5/1/14.....       212,000
    175,000   CCC-      Evergreen International Aviation, Inc., Sr. Second Secured
                          Notes, 12.000% due 5/15/10................................       133,437
    475,000   B2*       TFM, S.A. de C.V., Sr. Notes, 12.500% due 6/15/12...........       556,938
--------------------------------------------------------------------------------------------------
                                                                                           902,375
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
GAMING -- 5.9%
$   250,000   B+        Argosy Gaming Co., Sr. Sub. Notes, 7.000% due 1/15/14.......  $    277,500
    375,000   B+        Aztar Corp., Sr. Sub. Notes, 7.875% due 6/15/14.............       415,312
    225,000   B+        Boyd Gaming Corp., Sr. Sub. Notes, 6.750% due 4/15/14.......       236,812
    550,000   BB+       Harrah's Operating Co., Inc., Sr. Sub. Notes, 7.875% due
                          12/15/05..................................................       573,375
    550,000   B         Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due
                          3/1/14....................................................       563,750
    200,000   B         Kerzner International Ltd., Sr. Sub. Notes, 8.875% due
                          8/15/11...................................................       219,500
                        MGM Mirage Inc.:
    750,000   BB+         Sr. Notes, 6.750% due 9/1/12..............................       793,125
    475,000   BB-         Sr. Sub. Notes, 8.375% due 2/1/11.........................       537,938
    175,000   B+        Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125% due
                          8/15/14...................................................       185,063
                        Park Place Entertainment Corp., Sr. Sub. Notes:
    325,000   BB-         7.875% due 12/15/05.......................................       338,000
    800,000   BB-         7.875% due 3/15/10........................................       905,000
     52,000   B-        Pinnacle Entertainment, Inc., Sr. Sub. Notes, Series B,
                          9.250% due 2/15/07........................................        53,170
    525,000   B         Resorts International Hotel and Casino, Inc., First Mortgage
                          Notes, 11.500% due 3/15/09................................       619,500
                        Station Casinos, Inc.:
    350,000   BB-         Sr. Notes, 6.000% due 4/1/12..............................       358,313
    225,000   B+          Sr. Sub. Notes, 6.500% due 2/1/14.........................       232,313
--------------------------------------------------------------------------------------------------
                                                                                         6,308,671
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.0%
    150,000   B         Community Health Systems, Sr. Sub. Notes, 6.500% due
                          12/15/12 (c)..............................................       151,875
                        Elan Finance PLC, Sr. Notes, Inc.:
     50,000   B           6.490% due 11/15/11 (b)(c)................................        52,875
    425,000   B           7.750% due 11/15/11 (c)...................................       454,750
                        HEALTHSOUTH Corp., Sr. Notes:
    100,000   NR          7.000% due 6/15/08........................................       102,000
  1,200,000   NR          7.625% due 6/1/12.........................................     1,212,000
    525,000   B         Radiologix, Inc., Sr. Notes, Series B, 10.500% due
                          12/15/08..................................................       580,125
                        Tenet Healthcare Corp.:
    275,000   B-          7.375% due 2/1/13.........................................       268,125
  1,650,000   B-          Sr. Notes, 6.875% due 11/15/31............................     1,414,875
--------------------------------------------------------------------------------------------------
                                                                                         4,236,625
--------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS -- 3.4%
                        Allied Waste North America,
    325,000   B+          Series B, Sr. Notes, 7.375% due 4/15/14...................       312,812
                          Sr. Secured Notes:
    325,000   BB-           6.500% due 11/15/10.....................................       320,125
    225,000   BB-           6.125% due 2/15/14......................................       212,625
    100,000   CCC+      Ames True Temper Inc., Sr. Sub. Notes, 10.000% due
                          7/15/12...................................................       103,000
    275,000   CCC-      BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                          1/15/09...................................................       269,500
    375,000   BB-       Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (c)....       419,062
     50,000   B         Cooper Standard Automotive Inc., Notes, 7.000% due 12/15/12
                          (c).......................................................        51,000
                        Foamex L.P., Sr. Sub. Notes:
    250,000   CCC+        13.500% due 8/15/05.......................................       260,000
    175,000   CCC+        9.875% due 6/15/07........................................       144,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS -- 3.4% (CONTINUED)
$   925,000   B-        The Goodyear Tire & Rubber Co., Notes, 7.857% due 8/15/11...  $    943,500
    325,000   CCC+      MAAX Corp., Sr. Sub. Notes, 9.750% due 6/15/12 (c)..........       345,313
    175,000   CCC+      MAAX Holdings Inc., Sr. Discount Notes, zero coupon step
                          bond to 12/1/08, then 11.254% to 12/15/12 (c).............       110,688
     50,000   BB-       Trinity Industries Inc., Sr. Notes, 6.500% due 3/15/14......        50,250
    100,000   B+        Wolverine Tube, Inc., Sr. Notes, Series B, 10.500% due
                          4/1/09....................................................       109,500
--------------------------------------------------------------------------------------------------
                                                                                         3,651,750
--------------------------------------------------------------------------------------------------
LODGING & LEISURE -- 5.0%
    450,000   CCC+      Bally Total Fitness Holding Corp., Sr. Notes, 10.500% due
                          7/15/11...................................................       455,625
    200,000   B-        Felcor Lodging LP, Sr. Notes, 9.000% due 6/1/11.............       227,500
                        Host Marriott LP, Sr Notes:
    100,000   B+          7.000% due 8/15/12 (c)....................................       106,250
    100,000   B+          7.125% due 11/1/13........................................       107,375
    159,000   B+        HMH Properties, Inc., Sr. Notes, Series B, 7.875% due
                          8/1/08....................................................       164,167
     75,000   B+        Intrawest Corp., Sr. Notes, 7.500% due 10/15/13 (c).........        80,156
    650,000   BB+       ITT Corp., Notes, 6.750% due 11/15/05.......................       671,125
     50,000   BB        K2 Inc., Sr. Notes, 7.375% due 7/1/14 (c)...................        55,000
     75,000   BB-       LA Quinta Properties Inc., Sr. Notes, 7.000% due 8/15/12....        79,687
                        MeriStar Hospitality Corp., Sr. Notes:
    125,000   CCC+        9.000% due 1/15/08........................................       132,344
    725,000   CCC+        9.125% due 1/15/11........................................       786,625
  1,625,000   BB+       Royal Caribbean Cruises Ltd., Sr. Debentures, 7.500% due
                          10/15/27..................................................     1,781,406
    100,000   B+        Steinway Musical Instruments, Inc., Sr. Notes, 8.750% due
                          4/15/11...................................................       109,000
     50,000   B-        Universal City Florida, Sr. Notes, 7.200% due 5/1/10
                          (b)(c)....................................................        52,250
    550,000   B+        Wynn Las Vegas LLC, First Mortgage, 6.625% due 12/1/14
                          (c).......................................................       547,250
--------------------------------------------------------------------------------------------------
                                                                                         5,355,760
--------------------------------------------------------------------------------------------------
MACHINERY -- 0.2%
    225,000   B-        Dresser-Rand Group Inc., Sr. Sub Notes, 7.375% due 11/1/14
                          (c).......................................................       230,625
--------------------------------------------------------------------------------------------------
METAL/MINING -- 2.8%
  1,700,000   B+        AK Steel Corp., Sr. Notes, 7.750% due 6/15/12 (e)...........     1,759,500
     50,000   BB-       Century Aluminum Co., Sr. Notes, 7.500% due 8/15/14 (c).....        53,500
     75,000   B         Hawk Corp., Sr. Notes, 8.750% due 11/1/14 (c)...............        77,250
    300,000   BB        IPSCO Inc., Sr. Notes, 8.750% due 6/1/13....................       345,000
    175,000   B+        Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09..........       192,500
    504,000   BB        U.S. Steel LLC, Sr. Notes, 10.750% due 8/1/08...............       595,980
--------------------------------------------------------------------------------------------------
                                                                                         3,023,730
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MOTION PICTURES -- 1.2%
                        AMC Entertainment Inc.:
                          Sr. Notes:
$   225,000   B-            6.540% due 8/15/10 (b)(c)...............................  $    237,937
    175,000   B-            8.625% due 8/15/12 (c)..................................       194,250
                          Sr. Sub. Notes:
    360,000   CCC+          9.500% due 2/1/11.......................................       373,950
    250,000   CCC+          8.000% due 3/1/14.......................................       250,000
    325,000   B-        Cinemark, Inc., Sr. Discount Notes, Step bond to yield
                          9.739% due 3/15/14........................................       247,000
--------------------------------------------------------------------------------------------------
                                                                                         1,303,137
--------------------------------------------------------------------------------------------------
PAPER/FORESTRY PRODUCTS -- 2.9%
                        Boise Cascade LLC:
     50,000   B+          Sr. Notes, 5.005% due 10/15/12 (b)(c).....................        52,125
     50,000   B+          Sr. Sub Notes, 7.125% due 10/15/14 (c)....................        53,125
    750,000   BB+       Fort James Corp., Sr. Notes, 6.875% due 9/15/07.............       800,625
    300,000   BB+       Georgia-Pacific Corp., Sr. Notes, 9.375% due 2/1/13.........       351,000
     50,000   B+        Neenah Paper Inc., Sr. Notes, 7.375% due 11/15/14 (c).......        51,000
     75,000   BB-       Norske Skog Canada Ltd., Sr. Notes, 7.375% due 3/1/14.......        78,563
    175,000   BB-       Sino Forest Corp., Sr. Notes, 9.125% due 8/17/11 (c)........       192,063
  1,600,000   B         Tembec Industries Inc., Sr. Notes, 7.750% due 3/15/12.......     1,556,000
--------------------------------------------------------------------------------------------------
                                                                                         3,134,501
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 2.9%
    225,000   B-        Advertising Direct Solution, Sr. Notes, 9.250% due 11/15/12
                          (c).......................................................       237,375
                        Dex Media, Inc.:
    575,000   B           Discount Notes, step bond to yield 8.628% due 11/15/13....       453,531
    125,000   B           Notes, 8.000% due 11/15/13................................       135,937
                        Houghton Mifflin Co.:
  1,125,000   BB-         Notes, 7.200% due 3/15/11.................................     1,192,500
    175,000   B-          Sr. Notes, 8.250% due 2/1/11..............................       187,250
     50,000   B-          Sr. Sub. Notes, 9.875% due 2/1/13.........................        55,000
    725,000   B         Primedia, Inc., Sr. Notes, 8.875% due 5/15/11...............       770,313
--------------------------------------------------------------------------------------------------
                                                                                         3,031,906
--------------------------------------------------------------------------------------------------
RECYCLING -- 0.0%
     25,000   B-        IMCO Recycling Escrow, Sr. Notes, 9.000% due 11/15/14 (c)...        26,125
--------------------------------------------------------------------------------------------------
RETAIL -- 3.3%
    100,000   B+        Blockbuster Inc., Sr. Sub. Notes, 9.000% due 9/1/12 (c).....        99,250
     50,000   B-        Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (c).......        52,000
                        Denny's Corp., Sr. Notes:
    500,000   NR          7.035% due 9/13/10........................................       515,000
    175,000   CCC+        10.000% due 10/1/12 (c)...................................       189,219
    175,000   B-        Duane Reade Inc., Secured Notes, 7.010% due 12/15/10
                          (b)(c)....................................................       178,500
    175,000   B-        El Pollo Loco Inc., Secured Notes, 9.250% due 12/15/09......       185,062
    325,000   B-        Friendly Ice Cream Corp., Sr. Notes, 8.375% due 6/15/12.....       320,531
    380,000   BB+       J.C. Penney Co., Inc., Debentures, 8.125% due 4/1/27........       415,150

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
RETAIL -- 3.3% (CONTINUED)
                        Jean Coutu Group PJC Inc.:
$   100,000   B           Sr. Notes 7.625% due 8/1/12 (c)...........................  $    106,250
    125,000   B           Sr. Sub. Notes 8.500% due 8/1/14 (c)......................       128,750
    250,000   B-        The Pantry, Inc., Sr. Sub. Notes, 7.750% due 2/15/14........       267,500
    250,000   B+        Rite Aid Corp., Sr, Secured Second Lien Notes, 8.125% due
                          5/1/10....................................................       265,625
    700,000   BB        Saks Inc., Notes, 7.500% due 12/1/10........................       749,000
--------------------------------------------------------------------------------------------------
                                                                                         3,471,837
--------------------------------------------------------------------------------------------------
SUPERMARKETS & DISTRIBUTORS -- 2.5%
    425,000   BB+       Delhaize America, Inc., Debentures, 9.000% due 4/15/31......       551,989
                        The Great Atlantic & Pacific Tea Co., Inc.:
    400,000   B-          Notes, 7.750% due 4/15/07.................................       398,000
    400,000   B-          Sr. Notes, 9.125% due 12/15/11............................       377,000
    375,000   B         Roundy's, Inc., Sr. Sub. Notes, Series B, 8.875% due
                          6/15/12...................................................       411,563
                        Smithfield Foods Inc., Sr. Notes:
    325,000   BB          7.000% due 8/1/11.........................................       348,563
    150,000   BB          7.000% due 8/1/11 (c).....................................       160,875
    350,000   BB-       Stater Bros. Holdings Inc., Sr. Notes, 8.125% due 6/15/12...       371,875
--------------------------------------------------------------------------------------------------
                                                                                         2,619,865
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.7%
                        Amkor Technologies Inc., Sr. Notes:
    500,000   B           7.125% due 3/15/11........................................       472,500
    125,000   B           7.750% due 5/15/13........................................       118,125
    375,000   BB+       Freescale Semiconductor Inc., Sr. Notes, 4.820% due 7/15/09
                          (b).......................................................       392,344
  1,325,000   B         Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29...     1,205,750
    100,000   B+        Solectron Corp., Sr. Notes, 9.625% due 2/15/09..............       110,500
    175,000   BBB-      Thomas & Betts Corp., Sr. Notes, 7.250% due 6/1/13..........       192,836
    325,000   BB+       Unisys Corp., Sr. Notes, 8.125% due 6/1/06..................       343,688
--------------------------------------------------------------------------------------------------
                                                                                         2,835,743
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6%
    574,000   CCC       Alamosa (Delaware), Inc., Sr. Discount Notes, step bond to
                          yield 11.101% due 7/31/09.................................       625,660
     19,000   CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........        20,187
    300,000   CCC       American Tower Escrow Corp., Discount Notes, zero coupon
                          step bond to yield 10.240% due 8/1/08.....................       225,750
    850,000   BB+       AT&T Corp., Sr. Notes, 9.050% due 11/15/11..................       982,812
    115,089   Caa2*     Calpoint Receivables Structured Trust 2001, Notes, 7.440%
                          due 12/10/06 (c)..........................................       118,254
    700,000   CCC       Centennial Communications Corp./Centennial Cellular
                          Operating Co. LLC, Sr. Notes, 10.125% due 6/15/13.........       789,250
    450,000   B-        Cincinnati Bell Inc., Sr. Sub. Notes, 8.375% due 1/15/14....       457,875
    500,000   BB+       Citizens Communications Co., Sr. Notes, 6.250% due
                          1/15/13...................................................       506,250
    275,000   B-        Dobson Cellular Systems Inc., Secured Notes, 8.375% due
                          11/1/11 (c)...............................................       285,312
    100,000   CCC+      Inmarsat Finance II PLC, Guaranteed Debentures, zero coupon
                          step bond to 11/1/08, then 10.379% to 11/15/12 (c)........        72,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6% (CONTINUED)
                        IWO Escrow Co.:
$   100,000   CCC+        Secured Notes, 6.320% due 1/15/12 (b)(c)..................  $    101,250
    400,000   CCC-        Sr. Discount Notes, zero coupon step bond to 1/1/10, then
                          10.265% to 1/15/15 (c)....................................       250,000
                        MCI, Inc., Sr. Notes:
    451,000   B+          6.908% due 5/1/07.........................................       462,839
    176,000   B+          7.688% due 5/1/09.........................................       182,600
    300,000   B+          8.735% due 5/1/14.........................................       323,250
     75,000   BB        Nextel Communications, Inc., Sr. Serial Redeemable Notes,
                          5.950% due 3/15/14........................................        78,000
    175,000   B-        NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (c)............       264,733
    500,000   B+        Panamsat Corp., Sr. Unsecured Notes, 9.000% due 8/15/14
                          (c).......................................................       560,625
    125,000   B         Qwest Capital Funding Inc., Guaranteed Debentures, 6.250%
                          due 7/15/05...............................................       127,500
    550,000   BB-       Qwest Corp., Sr. Notes, 7.875% due 9/1/11 (c)...............       599,500
    175,000   B         Qwest Services Corp., Notes 14.000% due 12/15/10 (b)(c).....       211,313
                        Rogers Wireless Inc.:
    225,000   BB          Secured Notes, 7.250% due 12/15/12 (c)....................       239,625
    450,000   B+          Sr. Sub. Notes, 8.000% due 12/15/12 (c)...................       478,125
                        Rural Cellular Corp.:
    200,000   B-          Secured Notes, 8.250% due 3/15/12.........................       212,500
    375,000   CCC         Sr. Sub. Notes, 9.750% due 1/15/10........................       341,250
    550,000   B-        Syniverse Technologies Inc., Sr. Sub. Notes, Series B
                          12.750% due 2/1/09........................................       629,750
--------------------------------------------------------------------------------------------------
                                                                                         9,146,710
--------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 0.7%
    225,000   B-        Broder Brothers Co., Sr. Notes, 11.250% due 10/15/10 (c)....       236,250
    275,000   B+        Invista, Notes, 9.250% due 5/1/12 (c).......................       308,000
     50,000   CCC       Levi Strauss & Co., Notes, 7.000% due 11/1/06...............        52,750
    175,000   B-        Simmons Co., Sr. Discount Notes, zero coupon step bond to
                          12/1/09, 10.002% to 12/15/14 (c)..........................       107,625
--------------------------------------------------------------------------------------------------
                                                                                           704,625
--------------------------------------------------------------------------------------------------
UTILITIES -- 6.1%
                        Allegheny Energy Supply Co. LLC, Secured Bonds:
    158,293   B+          Series A, 10.250% due 11/15/07 (c)........................       180,454
     16,706   B+          Series B, 13.000% due 11/15/07 (c)........................        18,293
                        Calpine Corp., Sr. Secured Notes:
    175,000   B           8.750% due 7/15/13 (c)....................................       145,250
    400,000   B+          9.625% due 9/30/14 (c)....................................       416,000
    375,000   B+        Calpine Generating Co., Secured Notes, 6.030% due 4/1/09
                          (b).......................................................       386,250
    100,000   NR        Consumers Energy Co., First Mortgage Bonds, 7.375% due
                          9/15/23...................................................       103,444
    325,000   B-        Dynegy Holdings Inc., Sr. Secured Notes, 10.125% due 7/15/13
                          (c).......................................................       373,750
    650,000   B-        El Paso Production Holdings Co., Sr. Debentures, 7.750% due
                          6/1/13....................................................       684,125
  1,100,000   CCC+      NGC Corp., Sr. Debentures, 7.125% due 5/15/18...............       985,875
    300,000   B+        Reliant Energy Inc., Secured Notes, 6.750% due 12/15/14.....       299,625
                        Reliant Resources, Inc., Sr. Secured Notes:
    150,000   B+          9.250% due 7/15/10........................................       168,000
    425,000   B+          9.500% due 7/15/13........................................       485,031
    275,000   CCC+      Sonat Inc., Notes, 6.625% due 2/1/08........................       280,844

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
UTILITIES -- 6.1% (CONTINUED)
$   575,000   B-        Southern Natural Gas Co., Notes, 7.350% due 2/15/31.........  $    599,438
    375,000   B+        Transcontinental Gas Pipe Line Corp., Sr. Notes, Series B,
                          8.875% due 7/15/12........................................       457,969
    850,000   B+        The Williams Cos., Inc., Notes, 7.125% due 9/1/11...........       932,875
--------------------------------------------------------------------------------------------------
                                                                                         6,517,223
--------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $88,153,532).......    96,210,573
--------------------------------------------------------------------------------------------------
  SHARES
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.8%
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.0%
      4,812             Hayes Lemmerz International, Inc. (f).......................        42,490
--------------------------------------------------------------------------------------------------
CABLE -- 0.0%
      1,057             Classic Holdco LLC (f)(g)...................................        34,500
--------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.5%
     17,186             NorthWestern Corp. (f)......................................       481,208
--------------------------------------------------------------------------------------------------
FREIGHT/CONTAINER/SHIPPING -- 0.0%
         41             Atlas Air Worldwide Holdings, Inc. (f)(g)...................           984
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.3%
     25,195             Dobson Communications Corp., Class A shares (f).............        43,335
      1,227             Horizon PCS Inc., Class A shares (f)........................        30,368
      9,809             MCI Inc. ...................................................       197,750
--------------------------------------------------------------------------------------------------
                                                                                           271,453
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $1,170,777).....................       830,635
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.0%
         40             Hayes Lemmerz International Operating Co., 8.000% Cumulative
                          Exchangeable, Series A (f)(g).............................         1,720
--------------------------------------------------------------------------------------------------
BROADCASTING -- 0.2%
        350             Granite Broadcasting Corp., 12.750% Cumulative Exchangeable
                          (f).......................................................       168,875
      1,100             Paxson Communications Corp., 14.250% Cumulative Jr.
                          Exchangeable (f)..........................................        81,125
--------------------------------------------------------------------------------------------------
                                                                                           250,000
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.3%
        284             Alamosa Holdings Inc., 7.500% Cumulative Exchangeable,
                          Series B..................................................       266,463
        400             Dobson Communications Corp., 6.000% Cumulative Exchangeable,
                          Series F (c)(h)...........................................        28,036
--------------------------------------------------------------------------------------------------
                                                                                           294,499
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $501,792)....................       546,219
--------------------------------------------------------------------------------------------------
 WARRANTS
--------------------------------------------------------------------------------------------------
WARRANTS (c)(f) -- 0.0%
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.0%
      9,411             Viasystems Group, Inc., Expire 1/31/10 (g)(h)...............             0
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             HIGH YIELD BOND TRUST

 WARRANTS
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        275             Horizon PCS Inc., Class A, Expire 10/1/10 (g)(h)............  $          0
--------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $147,600)...........................             0
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $89,973,701).................    97,587,427
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.2%
$ 7,701,000             State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                          1/3/05; Proceeds at maturity -- $7,701,898; (Fully
                          collateralized by U.S. Treasury Bonds, 8.125% to 9.000%
                          due 11/15/18 to 8/15/21; Market value -- $7,859,467)
                          (Cost -- $7,701,000)......................................     7,701,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 98.8% (Cost -- $97,674,701**)..........   105,288,427
                        Other Assets in Excess of Liabilities -- 1.2%...............     1,250,532
--------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $106,538,959
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
(b)  Variable rate security.
(c) Security is exempt from registration under 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(d)  Security is in default.
(e) All or a portion of this security is held as collateral for open forward foreign currency contracts.
(f)  Non-income producing security.
(g) Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(h)  This security has been deemed illiquid.
**  Aggregate cost for federal income tax purposes is $97,779,284.

See page 51 for definition of ratings

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           CAPITAL APPRECIATION FUND

   SHARES                                   SECURITY                                 VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 23.6%
HOTELS, RESTAURANTS & LEISURE -- 0.4%
      97,065      Outback Steakhouse, Inc. ...................................    $  4,443,636
----------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 7.6%
     448,965      Amazon.com, Inc. (a)........................................      19,884,660
     511,480      eBay Inc. (a)...............................................      59,474,894
----------------------------------------------------------------------------------------------
                                                                                    79,359,554
----------------------------------------------------------------------------------------------
MEDIA -- 5.7%
   1,568,785      XM Satellite Radio Holdings Inc., Class A Shares (a)........      59,017,692
----------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.0%
     125,450      J. C. Penney Company, Inc. .................................       5,193,630
     536,485      Kohl's Corp. (a)............................................      26,378,967
----------------------------------------------------------------------------------------------
                                                                                    31,572,597
----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
     406,425      Advance Auto Parts (a)......................................      17,752,644
----------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 5.2%
     590,325      Nike, Inc., Class B Shares..................................      53,536,574
----------------------------------------------------------------------------------------------
                  TOTAL CONSUMER DISCRETIONARY................................     245,682,697
----------------------------------------------------------------------------------------------
ENERGY -- 7.8%
OIL & GAS -- 7.8%
     839,065      Murphy Oil Corp. ...........................................      67,502,779
     397,580      Suncor Energy, Inc. ........................................      14,074,332
----------------------------------------------------------------------------------------------
                  TOTAL ENERGY................................................      81,577,111
----------------------------------------------------------------------------------------------
FINANCIALS -- 15.1%
BANKS -- 7.9%
     824,390      Bank of America Corp. ......................................      38,738,086
     709,220      Wells Fargo & Co. ..........................................      44,078,023
----------------------------------------------------------------------------------------------
                                                                                    82,816,109
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 6.1%
     294,235      The Goldman Sachs Group, Inc. ..............................      30,612,209
     613,265      SLM Corp. ..................................................      32,742,218
----------------------------------------------------------------------------------------------
                                                                                    63,354,427
----------------------------------------------------------------------------------------------
INSURANCE -- 1.1%
       3,901      Berkshire Hathaway, Inc., Class B Shares (a)................      11,453,336
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           CAPITAL APPRECIATION FUND

   SHARES                                   SECURITY                                 VALUE
----------------------------------------------------------------------------------------------
REAL ESTATE -- 0.0%
         728      Corrections Corp. of America (a)............................    $     29,448
----------------------------------------------------------------------------------------------
                  TOTAL FINANCIALS............................................     157,653,320
----------------------------------------------------------------------------------------------
HEALTHCARE -- 21.8%
BIOTECHNOLOGY -- 7.6%
   1,029,915      Genentech, Inc. (a).........................................      56,068,573
     238,790      Gilead Sciences, Inc. (a)...................................       8,355,262
     224,045      Invitrogen Corp. (a)........................................      15,040,141
----------------------------------------------------------------------------------------------
                                                                                    79,463,976
----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 9.8%
   1,153,960      UnitedHealth Group Inc. ....................................     101,583,099
----------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.4%
     183,065      Forest Laboratories, Inc. (a)...............................       8,212,296
     326,849      Roche Holding AG............................................      37,497,401
----------------------------------------------------------------------------------------------
                                                                                    45,709,697
----------------------------------------------------------------------------------------------
                  TOTAL HEALTHCARE............................................     226,756,772
----------------------------------------------------------------------------------------------
INDUSTRIALS -- 4.7%
AEROSPACE & DEFENSE -- 1.1%
     214,405      Lockheed Martin Corp. ......................................      11,910,198
----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.0%
     422,060      Energizer Holdings, Inc. (a)................................      20,972,161
----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.6%
     196,080      3M Co. .....................................................      16,092,286
----------------------------------------------------------------------------------------------
                  TOTAL INDUSTRIALS...........................................      48,974,645
----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.0%
COMMUNICATIONS EQUIPMENT -- 2.0%
     492,165      QUALCOMM, Inc. (a)..........................................      20,867,796
----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 6.7%
   1,087,990      Apple Computer, Inc. (a)....................................      70,066,556
----------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 2.3%
     646,300      Yahoo! Inc. (a).............................................      24,352,584
----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.1%
     891,890      Texas Instruments Inc. .....................................      21,958,332
----------------------------------------------------------------------------------------------
SOFTWARE -- 5.9%
     989,845      Electronic Arts Inc. (a)....................................      61,053,639
----------------------------------------------------------------------------------------------
                  TOTAL INFORMATION TECHNOLOGY................................     198,298,907
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           CAPITAL APPRECIATION FUND

   SHARES                                   SECURITY                                 VALUE
----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.8%
WIRELESS TELECOMMUNICATION SERVICES -- 3.8%
   1,309,485      Nextel Communications, Inc., Class A Shares (a).............    $ 39,284,550
----------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK (Cost -- $611,744,227)...................     998,228,002
----------------------------------------------------------------------------------------------

     FACE
    AMOUNT
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.6%
   $48,618,000      State Street Bank & Trust Co., dated 12/31/04 1.400% due
                      1/3/05; Proceeds at maturity $48,623,672 (Fully
                      collateralized by U.S. Treasury Bond,
                      8.750% due 8/15/20; Market value -- $49,590,603)
                      (Cost -- $48,618,000).....................................        48,618,000
--------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100.4% (Cost -- $660,362,227*).........     1,046,846,002
                    Liabilities in Excess of Other Assets -- (0.4%).............        (4,502,329)
--------------------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%..................................    $1,042,343,673
--------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
 * Aggregate cost for federal income tax purposes is $662,196,593.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             MONEY MARKET PORTFOLIO

   FACE                                                                             ANNUALIZED
  AMOUNT                                   SECURITY                                   YIELD          VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 1.7%
 $5,000,000       Federal National Mortgage Association matures 3/29/05.....          1.40%         $5,000,000
--------------------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                  (Cost -- $5,000,000)......................................                         5,000,000
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 94.9%
 15,305,000       American Honda Finance Corp. mature 1/10/05 to 1/19/05....       2.27 to 2.36     15,293,442
 16,200,000       Atomium Funding Corp. matures 1/18/05.....................           2.27         16,182,941
  5,000,000       Bryant Park Funding LLC matures 1/11/05...................           2.32          4,996,833
 15,200,000       Canadian Imperial Bank of Commerce matures 2/14/05........           2.39         15,156,342
 16,100,000       Cobbler Funding LLC matures 1/25/05.......................           2.28         16,075,957
 11,200,000       Coca-Cola Co. matures 1/11/05.............................           2.25         11,193,124
  5,235,000       Coca-Cola Enterprises Inc. matures 1/10/05................           2.30          5,232,042
  9,561,000       Gannet Inc. matures 1/14/05...............................           2.23          9,553,439
 15,736,000       General Electric Capital Corp. mature 1/14/05 to
                    1/18/05.................................................       2.24 to 2.29     15,720,498
 15,852,000       Giro Balanced Funding Corp. matures 1/14/05...............           2.27         15,839,235
 10,000,000       Goldman Sachs Group L.P. matures 1/19/05..................           2.38          9,988,300
 15,247,000       ING U.S. Funding LLC mature 1/13/05 to 1/28/05............       2.29 to 2.32     15,227,343
 15,900,000       Jupiter Securitization Corp. matures 1/20/05..............           2.37         15,880,447
 15,260,000       Morgan Stanley mature 1/5/05 to 1/18/05...................       2.21 to 2.36     15,253,108
 12,000,000       Norddeutsche Landesbank matures 1/19/05...................           2.36         11,986,080
 11,405,000       Province of Quebec matures 1/12/05........................           2.29         11,397,159
 16,300,000       Royal Bank of Scotland PLC matures 1/19/05................           2.21         16,282,274
 14,000,000       Shell Finance (UK) PLC matures 2/7/05.....................           2.35         13,966,762
 15,800,000       Siemens Capital Corp. matures 1/31/05.....................           2.28         15,770,507
  4,100,000       Toronto-Dominion Holdings matures 2/17/05.................           2.37          4,100,000
 15,700,000       Toyota Motor Credit Corp. mature 1/18/05 to 2/2/05........       2.22 to 2.32     15,678,154
  8,308,000       UBS Finance Bank NY matures 1/3/05........................           2.26          8,306,971
  8,500,000       Victory Receivables Corp. matures 1/10/05.................           2.26          8,495,282
--------------------------------------------------------------------------------------------------------------
                  TOTAL COMMERCIAL PAPER
                  (Cost -- $287,576,240)....................................                       287,576,240
--------------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 3.7%
 11,200,000       Toronto-Dominion Banking LLC matures 1/4/05
                  (Cost -- $11,200,000).....................................           2.20         11,200,000
--------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.3%
                  (Cost -- $303,776,240*)...................................                       303,776,240
                  Liabilities in Excess of Other Assets -- (0.3)%...........                         (829,544)
--------------------------------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%................................                      $302,946,696
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" have the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or
             changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in
             this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   Bonds rated "C" are income bonds on which no interest is
             being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" are judged to have many favorable investment attributes and are to be considered as upper medium grade
             obligations. Factors giving security to principal and
             interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in
             the future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" are speculative in a high degree. Such
             issues are often in default or have other marked
             shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2004

                                                    MANAGED       HIGH YIELD       CAPITAL          MONEY
                                                     ASSETS          BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST            FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost..........................  $259,985,490   $ 89,973,701   $  611,744,227             --
  Short-term investments, at cost...............     5,624,372      7,701,000       48,618,000   $303,776,240
  Foreign currency, at cost.....................             9         78,927               --             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value.........................  $290,707,584   $ 97,587,427   $  998,228,002             --
  Short-term investments, at value..............     5,624,366      7,701,000       48,618,000   $303,776,240
  Foreign currency, at value....................            12         78,345               --             --
  Cash..........................................           735             48            2,556          1,217
  Dividends and interest receivable.............     1,225,289      1,653,232          244,660         48,817
  Receivable for open forward foreign currency
     contracts (Notes 1 and 3)..................            --          2,875               --             --
  Receivable for Fund shares sold...............            --         18,985               --         57,890
  Prepaid expenses..............................         3,986            729            4,806            875
  Other receivables.............................         2,581             --               --             --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..................................   297,564,553    107,042,641    1,047,098,024    303,885,039
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..............            --        414,271               --             --
  Investment advisory fees payable..............       111,370         37,004          608,321         79,184
  Administrative fees payable...................        28,510          4,889           53,498         15,632
  Payable for Fund shares reacquired............       110,971             --        3,967,191        546,348
  Dividends payable.............................            --             --               --        234,231
  Payable to broker -- variation margin.........         3,499             --               --             --
  Trustees' fees payable........................         2,500          2,000            2,100          2,000
  Accrued expenses..............................        58,752         45,518          123,241         60,948
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.............................       315,602        503,682        4,754,351        938,343
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS................................  $297,248,951   $106,538,959   $1,042,343,673   $302,946,696
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital (Note 4)......................  $264,969,046   $ 99,333,222   $1,084,901,001   $302,946,536
  Undistributed (overdistributed) net investment
     income.....................................        48,121        (28,233)              --          7,965
  Accumulated net realized gain (loss) from
     investment transactions and foreign
     currencies.................................     1,512,373       (379,741)    (429,048,638)        (7,805)
  Net unrealized appreciation of investments,
     futures contracts, and foreign
     currencies.................................    30,719,411      7,613,711      386,491,310             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS................................  $297,248,951   $106,538,959   $1,042,343,673   $302,946,696
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..............................    17,832,560     10,751,548       15,738,433    302,946,536
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE......................        $16.67          $9.91           $66.23          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          MANAGED     HIGH YIELD     CAPITAL        MONEY
                                                          ASSETS         BOND      APPRECIATION     MARKET
                                                           TRUST        TRUST          FUND       PORTFOLIO
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 4,575,090   $7,461,887   $    707,757   $4,725,801
  Dividends...........................................    3,831,824       27,624      5,699,663           --
  Less: Foreign withholding tax.......................         (118)          --        (83,325)          --
------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    8,406,796    7,489,511      6,324,095    4,725,801
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)....................    1,444,024      440,316      7,035,493    1,093,070
  Administration fee (Note 2).........................      173,283       58,547        575,794      202,859
  Audit and legal.....................................       51,445       42,494         59,038       35,027
  Custody.............................................       53,806       44,766         49,636       27,059
  Shareholder communications..........................       22,578       13,846         69,945       37,780
  Trustees' fees......................................       10,844       10,241         11,817        8,317
  Transfer agency services (Note 2)...................        2,500        2,500          2,500        2,500
  Other...............................................        3,887        3,091         17,086        2,396
------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,762,367      615,801      7,821,309    1,409,008
  Less: Fee waiver/expense reimbursements (Notes 2 and
     6)...............................................      (33,485)     (33,438)       (33,457)     (58,323)
------------------------------------------------------------------------------------------------------------
  NET EXPENSES........................................    1,728,882      582,363      7,787,852    1,350,685
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..........................    6,677,914    6,907,148     (1,463,757)   3,375,116
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND
3):
  Realized Gain (Loss) From:
     Investment transactions..........................   11,807,350     (291,730)   (47,022,757)          16
     Foreign currency transactions....................           --      (70,575)       (16,222)          --
------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   11,807,350     (362,305)   (47,038,979)          16
------------------------------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation
     From:
     Investments and futures contracts................    7,564,971    1,617,958    223,213,276           --
     Foreign currencies...............................           --           --          7,024           --
------------------------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  OF INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES..........................................    7,564,971    1,617,958    223,220,300           --
------------------------------------------------------------------------------------------------------------
  NET INCREASE FROM PAYMENT BY AFFILIATES (NOTE 2)....           --       75,068             --           --
------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES............................................   19,372,321    1,330,721    176,181,321           16
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS................  $26,050,235   $8,237,869   $174,717,564   $3,375,132
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

MANAGED ASSETS TRUST                                              2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  6,677,914    $  6,949,844
  Net realized gain.........................................    11,807,350       2,083,564
  Net change in unrealized appreciation/depreciation........     7,564,971      43,648,703
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    26,050,235      52,682,111
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (6,765,497)     (6,863,313)
  Net realized gains........................................    (2,452,309)             --
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (9,217,806)     (6,863,313)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................     7,924,859       9,228,282
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................     9,217,806       6,863,313
  Cost of shares reacquired.................................   (26,600,443)    (22,946,314)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    (9,457,778)     (6,854,719)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     7,374,651      38,964,079
NET ASSETS:
  Beginning of year.........................................   289,874,300     250,910,221
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $297,248,951    $289,874,300
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........       $48,121        $151,483
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31,

                   HIGH YIELD BOND TRUST                          2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  6,907,148    $  6,424,038
  Net realized gain (loss)..................................      (362,305)      4,327,306
  Net change in unrealized appreciation/depreciation........     1,617,958       8,815,307
  Net increase from payment by affiliates (Note 2)..........        75,068              --
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     8,237,869      19,566,651
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (6,987,891)     (6,515,534)
  Net realized gains........................................       (65,843)             --
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (7,053,734)     (6,515,534)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    19,629,157      27,613,135
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................     7,053,734       6,515,534
  Cost of shares reacquired.................................   (17,180,397)    (12,145,093)
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     9,502,494      21,983,576
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    10,686,629      35,034,693
NET ASSETS:
  Beginning of year.........................................    95,852,330      60,817,637
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $106,538,959    $ 95,852,330
------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:................................................      $(28,233)        $53,663
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31,

                 CAPITAL APPRECIATION FUND                         2004                    2003
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   (1,463,757)          $  1,291,989
  Net realized loss.........................................     (47,038,979)           (94,520,746)
  Net change in unrealized appreciation/depreciation........     223,220,300            297,635,244
---------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     174,717,564            204,406,487
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................              --               (389,109)
  Return of Capital.........................................              --                (64,253)
---------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................              --               (453,362)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................       4,387,734             14,007,803
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................              --                453,362
  Cost of shares reacquired.................................    (122,503,664)           (97,001,290)
---------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    (118,115,930)           (82,540,125)
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................      56,601,634            121,413,000
NET ASSETS:
  Beginning of year.........................................     985,742,039            864,329,039
---------------------------------------------------------------------------------------------------
  END OF YEAR...............................................  $1,042,343,673           $985,742,039
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31,

                   MONEY MARKET PORTFOLIO                         2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   3,375,116    $   3,029,174
  Net realized gain (loss)..................................             16             (146)
--------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      3,375,132        3,029,028
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (3,375,116)      (3,028,884)
--------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....     (3,375,116)      (3,028,884)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    183,076,228      265,892,702
  Net asset value of shares issued for reinvestment of
     dividends..............................................      3,223,605        3,072,564
  Cost of shares reacquired.................................   (229,178,505)    (316,384,220)
--------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    (42,878,672)     (47,418,954)
--------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................    (42,878,656)     (47,418,810)
NET ASSETS:
  Beginning of year.........................................    345,825,352      393,244,162
--------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 302,946,696    $ 345,825,352
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........         $7,965           $7,965
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

              MANAGED ASSETS TRUST                 2004(1)      2003       2002      2001(1)    2000(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $15.72     $13.20     $15.55      $17.94     $21.12
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.37       0.39       0.45        0.49       0.48
  Net realized and unrealized gain (loss)........      1.11       2.51      (1.79)      (1.40)     (0.71)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............      1.48       2.90      (1.34)      (0.91)     (0.23)
--------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income..........................     (0.39)     (0.38)     (0.92)      (0.46)     (0.41)
  Net realized gains(2)..........................     (0.14)        --      (0.09)      (1.02)     (2.54)
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions................     (0.53)     (0.38)     (1.01)      (1.48)     (2.95)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $16.67     $15.72     $13.20      $15.55     $17.94
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..................................      9.44%     21.98%     (8.60)%     (5.08)%    (1.62)%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $297,249   $289,874   $250,910    $307,520   $342,834
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)....................................      0.60%(5)     0.59%     0.61%      0.59%      0.59%
  Net investment income..........................      2.31       2.64       2.80        2.95       2.47
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        64%        84%        39%         59%        56%
--------------------------------------------------------------------------------------------------------

            HIGH YIELD BOND TRUST(1)                 2004       2003       2002        2001       2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $9.76      $8.11      $9.04       $8.77      $9.47
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.70       0.77       0.78        0.80       0.79
  Net realized and unrealized gain (loss)........      0.16       1.59      (0.40)       0.04      (0.70)
--------------------------------------------------------------------------------------------------------
Total Income From Operations.....................      0.86       2.36       0.38        0.84       0.09
--------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income..........................     (0.70)     (0.71)     (1.31)      (0.57)     (0.79)
  Net realized gains(2)..........................     (0.01)        --         --          --         --
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions................     (0.71)     (0.71)     (1.31)      (0.57)     (0.79)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $9.91      $9.76      $8.11       $9.04      $8.77
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..................................      8.75%(6)    29.15%     4.57%      9.55%      0.97%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $106,539    $95,852    $60,818     $50,016    $34,678
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)....................................      0.60%(5)     0.65%     0.71%      0.73%      0.83%
  Net investment income..........................      7.08       8.28       8.81        8.79       8.74
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        79%        80%       100%        110%        80%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, actual expense ratios would have been 0.61% and 0.63% for Managed Assets Trust and High Yield Bond Trust, respectively.

(6) The adviser fully reimbursed the Fund for losses incurred resulting from violations of the Fund's investment restrictions. Without this reimbursement, the Fund's total return would have been 8.64%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

           CAPITAL APPRECIATION FUND             2004(1)         2003(1)         2002(1)         2001(1)           2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $55.41          $44.38          $60.30          $82.01         $108.80
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss).................     (0.09)           0.07            0.14            0.61            0.29
  Net realized and unrealized gain (loss)......     10.91           10.99          (15.24)         (22.01)         (23.29)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     10.82           11.06          (15.10)         (21.40)         (23.00)
-------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income........................        --           (0.03)          (0.81)          (0.31)          (0.04)
  Net realized gains(2)........................        --              --              --              --           (3.75)
  Return of Capital............................        --           (0.00)*         (0.01)             --              --
-------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..............        --           (0.03)          (0.82)          (0.31)          (3.79)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $66.23          $55.41          $44.38          $60.30         $ 82.01
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................     19.53%          24.91%         (25.09)%        (26.09)%        (21.88)%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).............    $1,042            $986            $864          $1,300          $1,797
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..................................      0.81%(5)        0.82%           0.84%           0.84%           0.83%
  Net investment income (loss).................     (0.15)           0.14            0.27            0.91            0.30
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        16%             59%             52%             47%             30%
-------------------------------------------------------------------------------------------------------------------------
            MONEY MARKET PORTFOLIO                 2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............     $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Net investment income..........................      0.01           0.008           0.014           0.036           0.060
Dividends from net investment income...........     (0.01)         (0.008)         (0.014)         (0.036)         (0.060)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................      1.01%           0.78%           1.39%           3.71%           6.18%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s).................  $302,947        $345,825        $393,244        $353,269        $147,117
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(6)(7)...............................      0.40%           0.40%           0.40%           0.40%           0.40%
  Net investment income........................      1.00            0.78            1.38            3.46            6.04
-------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, actual expense ratio would have been 0.82%.
(6) The Travelers Insurance Company has agreed to reimburse the Fund for certain expenses for the years ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively. In addition, Smith Barney Fund Management LLC voluntarily waived a portion of its fee for the year ended December 31, 2004. If such expenses were not reimbursed and/or fees voluntarily waived, actual expense ratios would have been 0.42% for each of the years ended December 31, 2004, 2003, 2002, 2001 and 0.44% for the year ended December 31, 2000.

(7) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP") (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing prices on such markets. Securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the quoted bid and asked prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources. Securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before each Fund calculates its net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

     (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS. The Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. The Funds enter into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

     (D) FORWARD FOREIGN CURRENCY CONTRACTS. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (E) CREDIT AND MARKET RISK. HYBT invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

     (F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

     (G) FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income for MAT, HYBT and CAF, if any, are declared on an annual basis. Dividends on the shares of MMP are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

     (I) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (J) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $15,779 has been reclassified between undistributed net investment income and accumulated net realized gain from investment transactions as a result of permanent differences attributable to the tax treatment of distributions from real estate investment trust securities for MAT. Additionally, $215,382 has been reclassified between paid-in capital and accumulated net realized loss from investment transactions as a result of other permanent differences between book and tax, and $1,153 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions due to differences between book foreign currency transactions treated as ordinary income for tax purposes and income from mortgage backed securities treated as capital gains for tax purposes for HYBT. Also $1,479,979 has been reclassified between paid-in capital and net investment loss due to a net operating loss and $16,222 has been reclassified between net investment loss and accumulated net realized loss from investment transactions due to differences between book foreign currency transactions treated as ordinary income for tax purposes for CAF. These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to MAT, HYBT, CAF and MMP. MAT and MMP pay TAMIC an investment advisory fee calculated at the annual rate of 0.50% and 0.3233%, respectively, of their average daily net assets. Prior to September 1, 2004, CAF paid TAMIC an investment advisory fee calculated at the annual rate of 0.75% of its average daily net assets. HYBT pays TAMIC an investment advisory fee calculated at an annual rate of 0.50% on the first $50 million, 0.40% on the next $100 million, 0.30% on the next $100 million and 0.25% on the amount over $250 million of the average daily net assets of HYBT. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     During the year ended December 31, 2004, TAMIC reimbursed HYBT in the amount of $75,068 for losses incurred resulting from violations of the Fund's investment restrictions.

     Effective September 1, 2004, the investment advisory fee for CAF was revised from the annual rate of 0.75% of the daily net assets of the fund, to a fee calculated at an annual rate in accordance with the following schedule:

                                                               INVESTMENT
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE
------------------------                                      ------------
First $1.5 billion..........................................     0.700%
Over $1.5 billion...........................................     0.650%

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for the equity portion of MAT. As a result, TAMIC pays TIMCO, as sub-adviser, an advisory fee calculated at an annual rate of 0.25% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Management LLC ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, prior to September 1, 2004, TAMIC paid Janus, as sub-adviser, an advisory fee calculated at an annual rate of 0.55% on the first $100 million, 0.50% on the next $400 million and 0.45% on the amount over $500 million of the average daily net assets of CAF. Effective September 1, 2004, the advisory fee TAMIC pays Janus was revised to a fee calculated at an annual rate of 0.50% on the first $100 million, 0.45% on the next $400 million, 0.40% on the next $1 billion and 0.35% on the amount over $1.5 billion of the average daily net assets of CAF.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

     During the year ended December 31, 2004, the Funds had in place contractual expense limitations of 1.25% for each of the Funds MAT, HYBT and CAF and 0.40% for MMP. As a result, TIC has agreed to reimburse MMP for expenses in the amount of $56,597. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days' notice.

     During the year ended December 31, 2004, SBFM voluntarily waived a portion of its fee in the amount of $1,726, $1,679, $1,698 and $1,726 for MAT, HYBT, CAF and MMP, respectively. In addition, for the year ended December 31, 2004, SBFM reimbursed expenses in the amount of $31,759 for each of the Funds MAT, HYBT and CAF, in connection with the overpayment of transfer agent fees relating to the period from June 1999 through June 2004.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. For the year ended December 31, 2004, each Fund paid transfer agent fees of $2,500 to CTB.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates and do not receive compensation from the Funds.

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and proceeds from paydowns) were as follows:

                                                                  MAT           HYBT           CAF
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $183,091,187   $78,813,239   $148,908,135
-------------------------------------------------------------------------------------------------------
Sales.......................................................   195,426,565    65,387,042    271,525,921
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

                                                                  MAT           HYBT           CAF
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 41,538,817   $ 8,583,112   $390,636,644
Gross unrealized depreciation...............................   (11,063,528)   (1,073,969)    (5,987,235)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 30,475,289   $ 7,509,143   $384,649,409
-------------------------------------------------------------------------------------------------------

     At December 31, 2004, MAT had the following open futures contracts:

                                               NUMBER OF    EXPIRATION      BASIS         MARKET      UNREALIZED
                                               CONTRACTS       DATE         VALUE         VALUE          LOSS
----------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
S&P 500 Index..............................       10           3/05       $3,036,930    $3,034,250     $(2,680)
----------------------------------------------------------------------------------------------------------------

     At December 31, 2004, HYBT had the following open forward foreign currency contracts. The unrealized gain on the contract reflected in the accompanying financial statements was as follows:

                                                               LOCAL       MARKET     SETTLEMENT    UNREALIZED
            FORWARD FOREIGN CURRENCY CONTRACTS                CURRENCY     VALUE         DATE          GAIN
--------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Euro......................................................    350,000     $474,126      3/9/05        $2,875
--------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAIN ON OPEN FORWARD FOREIGN CURRENCY CONTRACTS................................      $2,875
--------------------------------------------------------------------------------------------------------------

     4.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         494,356              620,844
Shares issued on reinvestment...............................         553,631              437,644
Shares reacquired...........................................      (1,652,149)          (1,625,662)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (604,162)            (567,174)
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................       1,945,067            2,977,348
Shares issued on reinvestment...............................         712,609              668,649
Shares reacquired...........................................      (1,725,432)          (1,324,438)
---------------------------------------------------------------------------------------------------
Net Increase................................................         932,244            2,321,559
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................          76,603              308,890
Shares issued on reinvestment...............................              --                8,160
Shares reacquired...........................................      (2,128,640)          (2,001,426)
---------------------------------------------------------------------------------------------------
Net Decrease................................................      (2,052,037)          (1,684,376)
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     183,076,228          265,892,702
Shares issued on reinvestment...............................       3,223,605            3,072,564
Shares reacquired...........................................    (229,178,505)        (316,384,220)
---------------------------------------------------------------------------------------------------
Net Decrease................................................     (42,878,672)         (47,418,954)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                                              MAT          HYBT        CAF         MMP
----------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income........................................  $6,765,497   $6,987,891   $     --   $3,375,116
  Net Long-term Capital Gains............................   2,452,309       65,843         --           --
----------------------------------------------------------------------------------------------------------
Total Distributions Paid.................................  $9,217,806   $7,053,734   $     --   $3,375,116
----------------------------------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                                              MAT          HYBT        CAF         MMP
----------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income........................................  $6,863,313   $6,515,534   $389,109   $3,028,884
  Return of Capital......................................          --           --     64,253           --
----------------------------------------------------------------------------------------------------------
Total Distributions Paid.................................  $6,863,313   $6,515,534   $453,362   $3,028,884
----------------------------------------------------------------------------------------------------------

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis was as follows:

                                                             MAT          HYBT           CAF          MMP
-----------------------------------------------------------------------------------------------------------
Undistributed ordinary income..........................  $    48,121   $    5,877   $          --   $ 7,965
Undistributed long-term capital gains..................    1,756,492           --              --        --
-----------------------------------------------------------------------------------------------------------
Total undistributed earnings...........................    1,804,613        5,877              --     7,965
Capital loss carryforward(1)...........................           --     (306,393)   (425,085,640)   (7,791)
Other book/tax temporary differences(2)................        2,680       (2,875)     (2,128,632)      (14)
Unrealized appreciation(3).............................   30,472,612    7,509,128     384,656,944        --
-----------------------------------------------------------------------------------------------------------
Total accumulated earnings (losses)....................  $32,279,905   $7,205,737   $ (42,557,328)  $   160
-----------------------------------------------------------------------------------------------------------

(1) On December 31, 2004 the Funds had net capital loss carryforwards as follows:

YEAR OF EXPIRATION                                              HYBT         CAF         MMP
----------------------------------------------------------------------------------------------
12/31/2008..................................................        --   $ 41,615,373       --
12/31/2009..................................................        --    151,852,985       --
12/31/2010..................................................        --     74,123,366   $7,645
12/31/2011..................................................        --    104,924,615      146
12/31/2012..................................................  $306,393     52,569,301       --
----------------------------------------------------------------------------------------------
                                                              $306,393   $425,085,640   $7,791
----------------------------------------------------------------------------------------------

   These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the difference between the realization for tax purposes of unrealized gains(losses) on certain futures contracts for MAT, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts for HYBT, the deferral of post-October capital losses for tax purposes for CAF and MMP.

(3) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     6.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     7.  SUBSEQUENT EVENT

     On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Funds.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

     In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Funds") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

     The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                           MANAGED ASSETS   HIGH YIELD   MONEY MARKET
                                                               TRUST        BOND TRUST       FUND
-----------------------------------------------------------------------------------------------------
Record Date..............................................    12/27/2004     6/24/2004        Daily
Payable Date.............................................    12/28/2004     6/25/2004      Monthly
-----------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction
  for Corporations.......................................         52.30%           --           --
-----------------------------------------------------------------------------------------------------
Interest from Federal Obligations........................          8.40%           --         2.31%
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gain per share.........................   $  0.141700     $0.006800       $   --
-----------------------------------------------------------------------------------------------------

     The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

     Please retain this information for your records.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

U.S. GOVERNMENT SECURITIES PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, U.S. Government Securities Portfolio returned 6.13%. The fund outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index(i), which returned 3.42%, for the same period. The fund underperformed its other unmanaged composite benchmark, the Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch Mortgage Master Index(ii), which returned 6.53%, for the same period. The fund outperformed the fund's Lipper Variable General U.S. Government funds category average(2), which was 3.92%.

MARKET/ECONOMIC OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business demand, the balance of growth was quite healthy. The employment picture improved during the year, as rising profits led to increased corporate willingness to hire new employees. Strong consumer and business fundamentals appear likely to continue into 2005 and consumer spending looks to strengthen further relative to last year.

Inflation began to rise modestly in 2004 as shortages of certain goods and commodities developed around the world. In 2005, inflation pressures look to rise as healthy growth continues to improve corporate pricing power. The ongoing economic recovery and rising price pressures caused the Federal Reserve Board ("Fed")(iii) to institute a series of five 25 basis point(iv) rate hikes, beginning in mid-2004. This trend looks to continue well into 2005.

CONTRIBUTORS TO PERFORMANCE

In the credit market, the mortgage sector posted the second highest return behind corporate securities during the period. Mortgage-backed securities ("MBS") outperformed collateralized mortgage-backed securities ("CMBS"), asset-backed securities, and Treasuries. 15-years MBS underperformed 30-years as the yield curve(v) flattened and 3-year Treasuries were the worst performer on the yield curve. Our discount MBS generated the best total returns for both 15-year and 30-year maturities. Within the portfolio, our Federal Home Loan Mortgage Corporation(vi) ("Freddie Mac") and Federal National Mortgage Association(vii) ("Fannie Mae") 30-year securities were the best performers, as 30-years outperformed 15-year absolute returns. This occurred due to an increase in interest rates, yield curve flattening, and a decline in volatility.

Our discount Government National Mortgage Association(viii) ("Ginnie Mae") position outperformed conventional 30-year maturities. In addition, overall performance was enhanced by an overweight in discount 30-year securities versus 15-year issues with high coupons. Our underweight in Treasuries and elimination of all Treasuries with maturities less than five years also contributed to results. An overweight in agency securities versus Treasuries was also beneficial, despite the volatility in agency spreads during the fiscal year. While our overweight in CMBS was a negative versus MBS, it helped reduce our exposure to the short end of the yield curve. The portfolio's poorest performing sectors were MBS balloons (where the final loan payment is considerably higher than prior payments) and CMOs, as both yield curve and spread changes of these securities led to underperformance.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 56 funds in the fund's Lipper category, and excluding sales charges.
 68

Thank you for your investment in the U.S. Government Securities Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ Gene Collins

Gene C. Collins
Travelers Asset Management International Company LLC

January 14, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's security type holdings (as a percentage of net assets) as of December 31, 2004 were: U.S. Government Agency Obligations (55.4%); U.S. Government Obligations (25.4%); Repurchase Agreement (23.9%) and Collateralized Mortgage Obligations (13.8%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.
(ii) The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)
(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(iv)  A basis point is one one-hundredth (1/100 or 0.01) of one percent.
(v) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality, but different maturities.
(vi) Federal Home Loan Mortgage Corporation obligations are mortgage-backed securities, issued in minimum denominations of $25,000, that are packaged, guaranteed and sold by the Federal Home Loan Mortgage Corporation.
(vii) Federal National Mortgage Association obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not backed by the U.S. government.
(viii) Government National Mortgage Association obligations are pass-through mortgage-backed securities consisting of a pool of residential mortgage loans. All payments of principal and interest are passed through to investors each month.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- U.S. GOVERNMENT SECURITIES PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
U.S. Government Agency Obligations                                         46.80                              58.00
U.S. Government Obligations                                                21.40                              22.80
Collateralized Mortgage Obligations                                        11.70                              10.60
Repurchase Agreement                                                       20.10                               8.60

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/04 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Twelve Months Ended
      12/31/04                       6.13%
    Five Years Ended 12/31/04        8.47
    Ten Years Ended 12/31/04         8.46



             CUMULATIVE TOTAL RETURN
             -----------------------
    Ten Years Ended 12/31/04       125.32%

This chart assumes an initial investment of $10,000 made on December 31, 1994, assuming reinvestment of dividends, through December 31, 2004. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

(LINE GRAPH)

                                                                                                              50% MERRILL LYNCH
                                                                                                             U.S. TREASURIES 15+
                                                                                                             YEARS INDEX AND 50%
                                                                                       MERRILL LYNCH U.S.       MERRILL LYNCH
                                          U.S. GOVERNMENT                               TREASURY/AGENCY        MORTGAGE MASTER
                                        SECURITIES PORTFOLIO   CONSUMER PRICE INDEX       MASTER INDEX              INDEX
                                        --------------------   --------------------    ------------------    -------------------
12/94                                          10000                  10000                  10000                  10000
12/95                                          12442                  10254                  11831                  12423
12/96                                          12623                  10594                  12158                  12684
12/97                                          14216                  10774                  13325                  14250
12/98                                          15666                  10947                  14637                  15745
12/99                                          15004                  11273                  14328                  15143
12/00                                          17185                  11656                  16207                  17588
12/01                                          18185                  11837                  17370                  18635
12/02                                          20663                  12119                  19328                  21106
12/03                                          21231                  12347                  19784                  21688
12/04                                          22532                  12749                  20460                  23103

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SOCIAL AWARENESS STOCK PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, Social Awareness Stock Portfolio returned 6.23%. The fund underperformed its unmanaged benchmark, the S&P 500 Index(i), which returned 10.87% for the same period. It also underperformed its Lipper Variable Specialty/Miscellaneous funds category average(2), which was 7.82%.

The fiscal year was one in which energy and other commodity-related, or so-called "dirtier" industries from a social investing standpoint, outperformed significantly as a result of several factors. Energy and commodity supply had been constrained as a result of the economic downturn. However, demand, particularly from fast growing economies such as China, grew rapidly at the same time that geopolitical issues in the Middle East caused lower oil inventories and higher premiums for the commodity. The fund's underperformance relative to its benchmark can be primarily attributed to lower exposure to energy and commodity-related sectors. In addition, the fund's larger exposure and weak stock selection in underperforming sectors such as technology and consumer discretionary detracted from results. However, the fund's performance was helped by strong stock selection in the financial, healthcare, and transportation sectors.

MARKET/ECONOMIC OVERVIEW

During 2004, domestic economic growth continued to show clear signs of improvement but the stock market traded in a narrow range due to several issues. The U.S. presidential election, the war in Iraq, energy prices, trade imbalances, U.S. dollar depreciation, lackluster job growth, and a growing budget deficit took precedence over positive factors such as continued gross domestic product ("GDP")(ii) growth and strong corporate earnings. However, following the resolution of the presidential election and, combined with declining oil prices, stocks moved sharply higher in the fourth quarter.

We believe that interest rates and earnings will be the main determinants of stock prices in 2005. We continue to see the Federal Reserve Board ("Fed")(iii) raising interest rates in a measured fashion throughout the first part of the year. The Fed will then likely begin to moderate this stance to provide a balance between a growing economy and a very interest rate sensitive consumer. This scenario has historically been a good environment for stocks in general and high quality large cap growth stocks in particular.

We feel that a transition in equity marketplace leadership is starting to take hold as fundamental factors begin to take precedence in the later stages of the current economic recovery. With our focus on fundamental investing, we believe shareholders can participate in the potential growth and revaluation of companies that offer the most attractive attributes. With interest rates still at low levels, we feel that companies that are competitively well positioned and conservatively financed offer compelling investment opportunities.

CONTRIBUTORS TO PERFORMANCE

The biggest contributor to the fund's performance for the period was its position in financial services stock SLM CORP. SLM Corp.'s shares benefited from the U.S. presidential election as the Kerry platform was viewed as potentially detrimental to the student loan business model. The fund's other two top contributors were TYCO INTERNATIONAL LTD. in the industrials sector and NETWORK APPLIANCE, INC. in the information technology sector. Tyco International Ltd. has benefited from the infusion of a new management team. The company has restructured its operations and balance sheet significantly and is now better positioned to benefit from the economic recovery. Network Appliance, Inc. continues to gain market share and grow at a very strong rate in its storage systems business.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 136 funds in the fund's Lipper category, and excluding sales charges.
 72

On the negative side, the largest single detractor from performance during the period was INTEL CORP. in the information technology sector. Intel suffered a considerable drop in its share price due to concerns that the recovery in technology spending would not be as robust as investors had expected. We continue to own Intel as we expect the longer term growth for the company to outweigh this short term issue. The other two largest detractors from performance were PFIZER INC. and VISHAY INTERTECHNOLOGY, INC. Pfizer's shares fell sharply as a result of its disclosure of research that showed an increase in heart attacks in patients who were using an elevated dosage of their product Celebrex. We continue to own Pfizer, as we believe the stock has sold off more than the situation warrants. However, we'll continue to monitor the issue closely. Vishay suffered the same issues confronted by Intel and we also expect its longer term growth potential and high quality franchise outweigh the short term issues confronting the company.

In summary, our core philosophy continues to be based on investing in leading companies across a broad cross section of sectors and industries. Our selection process focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. With interest rates still at low historical levels, we believe that well positioned and conservatively financed companies could once again sell at a premium to the overall market.

Thank you for your investment in the Social Awareness Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ Bill Theriault

William Theriault
Smith Barney Fund Management LLC

January 12, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Mocrosoft Corp. (2.9%), Tyco International Ltd. (2.7%), VERITAS Software Corp. (2.6%), SLM Corp. (2.6%), Teva Pharmaceutical Industries Ltd., Sponsored ADR (2.2%), Intel Corp. (2.2%), Amgen Inc. (2.2%), BP PLC, Sponsored ADR (2.0%), Nokia oyj, Sponsored ADR (1.9%) and Pfizer Inc. (1.9%). Please refer to pages 84 through 88 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (24.7%); Financials (19.7%); Healthcare (14.4%); Industrials (11.7%) and Consumer Discretionary (11.1%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

(ii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SOCIAL AWARENESS STOCK PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Information Technology                                                     24.60                              23.50
Financials                                                                 19.60                              18.30
Healthcare                                                                 14.40                              15.10
Industrials                                                                11.70                              11.50
Consumer Discretionary                                                     11.00                              12.80
Energy                                                                      6.30                               5.70
Materials                                                                   6.00                               6.00
Consumer Staples                                                            5.30                               6.00
Utilities                                                                   0.80                               0.80
Repurchase Agreement                                                        0.30                               0.30

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Twelve Months Ended
      12/31/04                               6.23%
    Five Years Ended 12/31/04               (2.90)
    Ten Years Ended 12/31/04                10.42



             CUMULATIVE TOTAL RETURN
             ------------------------
    Ten Years Ended 12/31/04               169.40%




This chart assumes an initial investment of $10,000 made on December 31, 1994, assuming reinvestment of dividends, through December 31, 2004. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK
                                                        PORTFOLIO                 S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
12/94                                                   10000.00                    10000.00                    10000.00
12/95                                                   13337.00                    13753.00                    10254.00
12/96                                                   16002.00                    16910.00                    10594.00
12/97                                                   20368.00                    22550.00                    10774.00
12/98                                                   26940.00                    29031.00                    10947.00
12/99                                                   31206.00                    35137.00                    11273.00
12/00                                                   31054.00                    31939.00                    11656.00
12/01                                                   26177.00                    28145.00                    11837.00
12/02                                                   19682.00                    21926.00                    12119.00
12/03                                                   25360.00                    28213.00                    12347.00
12/04                                                   26940.00                    31279.00                    12749.00

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

PIONEER FUND PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

The Board of Trustees of the trust, on behalf of the fund, approved an amendment to the investment advisory agreement between the fund and Travelers Asset Management International Company LLC. Effective December 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% of the average daily net assets of the fund to a fee calculated at an annual rate in accordance with the following schedule:

                                                               INVESTMENT
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE
------------------------                                      ------------
First $250 million..........................................     0.750%
Next $250 million...........................................     0.700%
Next $500 million...........................................     0.675%
Next $1 billion.............................................     0.650%
Amounts over $2 billion.....................................     0.600%

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, Pioneer Fund Portfolio returned 11.13%. The fund outperformed its unmanaged benchmark, the S&P 500 Index(i), which returned 10.87% for the same period. They also outperformed the fund's Lipper Variable Large-Cap Core funds category average(2), which was 8.59%.

MARKET/ECONOMIC OVERVIEW

A quick resolution to the presidential election, generally upbeat economic news, a strong bond market, and the absence of an "external shock" helped the U.S. stock market break out of its year-long trading range and rally sharply during the fourth quarter of 2004. For the year as a whole, the broad market, as measured by the S&P 500 Index, returned 10.87%. Our outlook on the economy over the next two years is positive and, as a result, we think there will continue to be good opportunities for profitable investment in stocks. We're monitoring, among other factors, the interest rate scenario and the probability of further rate increases, as well as the dollar weakness and its impact on both U.S. and international companies. At the same time, we're closely following the possibility of profit-taking and a rotation out of cyclical stocks and industrials into consumer, healthcare, and technology companies. As always, we'll strive to position the fund to capitalize on these trends and will remain substantially fully invested at all times.

CONTRIBUTORS TO PERFORMANCE

Both security selection and sector weighting decisions contributed positively to performance during the fiscal year. From a stock selection perspective, the fund's holdings in the healthcare and industrials sectors generated the strongest results, while selection in consumer staples and financials also contributed materially.

In healthcare, the portfolio benefited from gains by JOHNSON & JOHNSON, ABBOTT LABORATORIES, and ROCHE HOLDING AG. In the industrials sector, our holdings in machinery companies CATERPILLAR INC. and DEERE & CO. proved beneficial, as did our overweight in heavy truck manufacturer, PACCAR INC. In the road & rail industry, railroad NORFOLK SOUTHERN CORP. reported strong earnings and the fund's overweight position in the stock provided an additional boost to relative performance.

In financials, T. ROWE PRICE GROUP INC. was strong, due in part to its solid third quarter earnings. The company posted an 11% annualized organic growth figure and is currently hiring more employees to keep up with the successful growth of assets under management. Strong returns from MERRILL LYNCH & CO., INC., STATE STREET CORP., and THE BANK OF NEW YORK CO., INC. also enhanced results.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund's Lipper category, and excluding sales charges.
 76

Conversely, returns were held back slightly by stock selection in the telecommunication services and utilities sectors. In telecommunications, both BELLSOUTH CORP. and SBC COMMUNICATIONS INC. underperformed the broader sector on a relative basis.

Thank you for your investment in the Pioneer Fund Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Respectfully Submitted,

/s/ John Carey                                                    /s/ Walter Hunnewell, Jr.
John A. Carey                                                     Walter Hunnewell, Jr.
Pioneer Investment Management, Inc.                               Pioneer Investment Management, Inc.

January 11, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: ChevronTexaco Corp. (2.3%), Exxon Mobil Corp. (2.3%), The McGraw Hill Cos., Inc. (2.2%), Target Corp. (2.1%), Norfolk Southern Corp (2.0%), T. Rowe Price Group Inc. (1.9%), Johnson & Johnson (1.8%), Rio Tinto PLC, Sponsored ADR (1.8%), SBC Communications Inc. (1.7%) and Walgreen Co. (1.6%). Please refer to pages 89 through 94 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (15.6%); Consumer Discretionary (13.9%); Industrials (13.4%); Information Technology (13.2%) and Healthcare (11.2%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- PIONEER FUND PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN

As a Percent of Total Investments

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                 15.60                              16.50
Consumer Discretionary                                                     13.80                              13.30
Industrials                                                                13.40                              12.90
Information Technology                                                     13.10                              13.30
Healthcare                                                                 11.20                              12.80
Consumer Staples                                                           10.00                              10.90
Energy                                                                      7.70                               8.10
Materials                                                                   6.70                               5.40
Telecommunications Services                                                 3.60                               3.40
Utilities                                                                   1.90                               2.10
Repurchase Agreement                                                        3.00                               1.30

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- PIONEER FUND PORTFOLIO AS OF 12/31/04 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Twelve Months Ended 12/31/04          11.13%
    Five Years Ended 12/31/04            (1.68)
    Ten Years Ended 12/31/04              6.94



               CUMULATIVE TOTAL RETURN
               -----------------------
    Ten Years Ended 12/31/04              95.66%

This chart assumes an initial investment of $10,000 made on December 31, 1994, assuming reinvestment of dividends, through December 31, 2004. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[LINE GRAPH]

                                                 PIONEER FUND PORTFOLIO           S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
12/94                                                     10000                       10000                       10000
12/95                                                     12929                       13753                       10254
12/96                                                     14394                       16910                       10594
12/97                                                     18034                       22550                       10774
12/98                                                     21318                       29031                       10947
12/99                                                     21300                       35137                       11273
12/00                                                     26467                       31939                       11656
12/01                                                     20381                       28145                       11837
12/02                                                     14223                       21926                       12119
12/03                                                     17606                       28213                       12347
12/04                                                     19566                       31279                       12749

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                                                                       EXPENSES
                                                                BEGINNING    ENDING     ANNUALIZED       PAID
                                               ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                 RETURN(2)        VALUE       VALUE       RATIO        PERIOD(3)
------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio........       6.19%        $1,000.00   $1,061.90      0.40%         $2.07
------------------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio............       6.57          1,000.00    1,065.70      0.69           3.58
------------------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio......................       9.13          1,000.00    1,091.30      0.82           4.31
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                                HYPOTHETICAL                                          EXPENSES
                                                 ANNUALIZED    BEGINNING    ENDING     ANNUALIZED       PAID
                                                   TOTAL        ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                   RETURN        VALUE       VALUE       RATIO        PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio..........      5.00%      $1,000.00   $1,023.13      0.40%         $2.03
-----------------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio..............      5.00        1,000.00    1,021.67      0.69           3.51
-----------------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio........................      5.00        1,000.00    1,021.01      0.82           4.17
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 25.4%
$ 5,145,000   U.S. Treasury Notes, 4.250% due 11/15/14....................  $  5,160,075
              U.S. Treasury Bonds:
  8,000,000     8.875% due 8/15/17 (a)....................................    11,339,376
  7,500,000     6.000% due 2/15/26 (a)....................................     8,593,657
 13,000,000     6.375% due 8/15/27 (a)....................................    15,614,222
  1,000,000     5.250% due 2/15/29........................................     1,049,297
              U.S. Treasury Strip:
  4,680,000     Zero Coupon bond to yield 3.789% due 5/15/09..............     4,013,409
 28,000,000     Zero Coupon bond to yield 5.660% due 2/15/27 (a)..........     9,113,608
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $51,930,010).....    54,883,644
----------------------------------------------------------------------------------------



U.S. GOVERNMENT AGENCY OBLIGATIONS -- 55.4%
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGHS -- 38.5%
              Federal Home Loan Mortgage Corp. (FHLMC):
    228,632     4.000% due 5/1/19.........................................       223,757
  1,964,049     5.000% due 7/1/19.........................................     1,996,145
  4,779,187     5.000% due 8/1/19 (b).....................................     4,857,288
    251,913     7.000% due 7/1/29.........................................       263,760
     56,501     8.000% due 9/1/30.........................................        61,247
    573,530     7.500% due 5/1/32.........................................       614,430
  2,662,206     4.500% due 4/1/33.........................................     2,576,563
              Federal National Mortgage Association (FNMA):
  7,309,240     4.500% due 9/1/19 (b).....................................     7,307,037
  1,476,494     4.000% due 1/19/20 (c)(d).................................     1,441,427
    650,000     4.500% due 1/19/20 (c)(d).................................       647,969
    671,269     7.500% due 11/1/29 (b)....................................       714,638
  1,035,170     6.500% due 5/1/32 (b).....................................     1,087,789
  4,444,133     4.000% due 5/1/33 (b).....................................     4,372,450
 18,579,633     5.000% due 8/1/34 (b).....................................    18,449,463
 11,500,000     5.000% due 1/13/35 (c)(d).................................    11,410,162
 20,998,956     5.500% due 1/13/35 (c)(d).................................    21,320,492
  5,300,000     6.000% due 1/13/35 (c)(d).................................     5,480,529
              Government National Mortgage Association (GNMA):
    325,765     9.000% due 9/15/09 (b)....................................       352,690
     58,904     8.500% due 5/15/18 (b)....................................        64,981
----------------------------------------------------------------------------------------
                                                                              83,242,817
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES AND BONDS -- 16.9%
  3,000,000   Federal National Mortgage Association (FNMA), 6.250% due
                5/15/29...................................................     3,425,307
 13,949,000   Financing Corp. (FICO) Strips, Series 13, Zero coupon bond
                to yield 6.373% due 6/27/11...............................    10,615,872
  5,639,303   National Archives Facility Trust, COP, 8.500% due 9/1/19....     6,945,332
 10,000,000   Resolution Funding Corp. Strips, Zero coupon bond to yield
                5.030% due 1/15/21........................................     4,389,850
  9,000,000   Tennessee Valley Authority, Global Power Bonds 2000, Series
                G, 7.125% due 5/1/30 (a)..................................    11,231,442
----------------------------------------------------------------------------------------
                                                                              36,607,803
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost -- $116,577,547)....................................   119,850,620
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.8%
$ 2,680,000   CS First Boston Mortgage Securities Corp.,
                Series 2004-C5, Class AJ, 4.889% due 11/15/37.............  $  2,676,594
    461,865   Federal Home Loan Mortgage Corp. (FHLMC),
                Series 1103, Class J, 8.500% due 6/15/21..................       463,156
  5,399,000   Federal National Mortgage Association (FNMA),
                Series 1999-15, Class PD, 6.000% due 4/25/19..............     5,696,781
  4,950,000   JPMorgan Chase Commercial Mortgage Securities Corp.,
                Series 2004-CBX, Class AJ, 4.951% due 1/12/37.............     4,982,116
              LB-UBS Commercial Mortgage Trust:
    500,000     Series 2004-C2, Class A4, 4.367% due 3/15/36..............       487,854
  5,500,000     Series 2004-C8, Class AJ, 4.858% due 12/15/39.............     5,504,905
 10,000,000   Morgan Stanley Capital I, Series 2004-HQ4, Class A7, 4.970%
                due 4/14/40...............................................    10,120,417
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $29,835,851).....................................    29,931,823
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.9%
 51,615,000   State Street Bank & Trust Co., dated 12/31/04, 1.400% due
                1/3/05;
              Proceeds at maturity -- $51,621,022; (Fully collateralized by U.S. Treasury Bond,
                8.750% due 5/15/20; Market value -- $52,650,408)
                (Cost -- $51,615,000).....................................    51,615,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 118.5% (Cost -- $249,958,408*).........   256,281,087
              Liabilities in Excess of Other Assets -- (18.5)%............   (39,960,168)
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................  $216,320,919
----------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for "to be announced" securities.
(b)   Date shown represents the last in range of maturity dates.
(c)   Security is traded on a "to be announced" basis.
(d)   Security acquired under mortgage dollar roll agreement (See
      Note 3).
 * Aggregate cost for federal income tax purposes is substantially the same.
      Abbreviation used in this schedule:
      COP -- Certificate of Participation

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        SOCIAL AWARENESS STOCK PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.1%
HOUSEHOLD DURABLES -- 1.8%
   6,900      The Black & Decker Corp. ...................................    $   609,477
   6,000      Centex Corp. ...............................................        357,480
   7,117      KB Home.....................................................        743,015
-----------------------------------------------------------------------------------------
                                                                                1,709,972
-----------------------------------------------------------------------------------------
MEDIA -- 6.5%
  24,400      Cablevision Systems Corp., NY Group Class A Shares (a)......        607,560
   4,700      Clear Channel Communications, Inc. .........................        157,403
  18,600      Comcast Corp., Special Class A Shares (a)...................        610,824
  13,400      Omnicom Group Inc. .........................................      1,129,888
  73,300      Time Warner Inc. (a)........................................      1,424,952
  41,950      Viacom Inc., Class B Shares.................................      1,526,561
  22,900      Westwood One, Inc. (a)......................................        616,697
-----------------------------------------------------------------------------------------
                                                                                6,073,885
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 0.6%
  10,000      Target Corp. ...............................................        519,300
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.2%
  28,000      The Home Depot, Inc. .......................................      1,196,720
  15,200      Lowe's Cos., Inc. ..........................................        875,368
-----------------------------------------------------------------------------------------
                                                                                2,072,088
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................     10,375,245
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 5.3%
BEVERAGES -- 1.9%
  22,400      The Coca-Cola Co. ..........................................        932,512
  17,500      PepsiCo, Inc. ..............................................        913,500
-----------------------------------------------------------------------------------------
                                                                                1,846,012
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.8%
  19,000      Sysco Corp. ................................................        725,230
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.1%
   7,700      The Clorox Co. .............................................        453,761
  29,500      Colgate-Palmolive Co. ......................................      1,509,220
-----------------------------------------------------------------------------------------
                                                                                1,962,981
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.5%
  10,500      The Gillette Co. ...........................................        470,190
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................      5,004,413
-----------------------------------------------------------------------------------------
ENERGY -- 6.3%
ENERGY EQUIPMENT & SERVICES -- 1.5%
  17,300      GlobalSantaFe Corp. ........................................        572,803
  17,400      Noble Corp. (a).............................................        865,476
-----------------------------------------------------------------------------------------
                                                                                1,438,279
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        SOCIAL AWARENESS STOCK PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL & GAS -- 4.8%
  23,100      Apache Corp.................................................    $ 1,168,167
  32,726      BP PLC, Sponsored ADR.......................................      1,911,198
  24,800      Royal Dutch Petroleum Co., NY Shares........................      1,423,024
-----------------------------------------------------------------------------------------
                                                                                4,502,389
-----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................      5,940,668
-----------------------------------------------------------------------------------------
FINANCIALS -- 19.7%
BANKS -- 3.2%
  45,000      The Bank of New York Co., Inc. .............................      1,503,900
   7,200      Comerica Inc. ..............................................        439,344
   6,500      Fifth Third Bancorp.........................................        307,320
  11,500      Wells Fargo & Co. ..........................................        714,725
-----------------------------------------------------------------------------------------
                                                                                2,965,289
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 10.8%
  28,900      American Express Co. .......................................      1,629,093
   7,100      The Bear Stearns Cos. Inc. .................................        726,401
   5,100      Capital One Financial Corp. ................................        429,471
  16,200      The Charles Schwab Corp. ...................................        193,752
  41,648      JPMorgan Chase & Co. .......................................      1,624,688
  29,750      MBNA Corp. .................................................        838,653
  10,000      Merrill Lynch & Co., Inc. ..................................        597,700
  16,500      Morgan Stanley..............................................        916,080
  44,900      SLM Corp. ..................................................      2,397,211
  11,100      State Street Corp. .........................................        545,232
   4,500      T. Rowe Price Group Inc. ...................................        279,900
-----------------------------------------------------------------------------------------
                                                                               10,178,181
-----------------------------------------------------------------------------------------
INSURANCE -- 5.7%
  19,600      Ambac Financial Group, Inc. ................................      1,609,748
  22,460      American International Group, Inc. .........................      1,474,948
  14,000      Prudential Financial, Inc. .................................        769,440
   5,000      WellPoint Inc. (a)..........................................        575,000
  11,300      XL Capital Ltd., Class A Shares.............................        877,445
-----------------------------------------------------------------------------------------
                                                                                5,306,581
-----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................     18,450,051
-----------------------------------------------------------------------------------------
HEALTHCARE -- 14.4%
BIOTECHNOLOGY -- 3.6%
  31,800      Amgen Inc. (a)..............................................      2,039,970
  15,400      Genzyme Corp. (a)...........................................        894,278
  15,600      MedImmune, Inc. (a).........................................        422,916
-----------------------------------------------------------------------------------------
                                                                                3,357,164
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        SOCIAL AWARENESS STOCK PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.6%
  11,900      Guidant Corp. ..............................................    $   857,990
  22,200      Medtronic, Inc. ............................................      1,102,674
  11,200      St. Jude Medical, Inc. (a)..................................        469,616
-----------------------------------------------------------------------------------------
                                                                                2,430,280
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.2%
   6,000      Aetna, Inc. ................................................        748,500
   5,000      HCA Inc. ...................................................        199,800
  16,200      Tenet Healthcare Corp. (a)..................................        177,876
-----------------------------------------------------------------------------------------
                                                                                1,126,176
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.0%
   8,000      Eli Lilly and Co. ..........................................        454,000
  14,000      Johnson & Johnson...........................................        887,880
  65,000      Pfizer Inc. ................................................      1,747,850
  68,800      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........      2,054,368
  34,200      Wyeth.......................................................      1,456,578
-----------------------------------------------------------------------------------------
                                                                                6,600,676
-----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................     13,514,296
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 11.7%
AIR FREIGHT & COURIERS -- 1.0%
  10,800      United Parcel Service, Inc., Class B Shares.................        922,968
-----------------------------------------------------------------------------------------
AIRLINES -- 1.4%
  81,430      Southwest Airlines Co. .....................................      1,325,680
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
  10,200      First Data Corp. ...........................................        433,908
  24,500      Paychex, Inc. ..............................................        834,960
-----------------------------------------------------------------------------------------
                                                                                1,268,868
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
  76,700      American Power Conversion Corp. ............................      1,641,380
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.2%
  12,800      Honeywell International Inc. ...............................        453,248
  72,000      Tyco International Ltd. ....................................      2,573,280
-----------------------------------------------------------------------------------------
                                                                                3,026,528
-----------------------------------------------------------------------------------------
MACHINERY -- 2.0%
   9,000      Illinois Tool Works, Inc. ..................................        834,120
  23,200      Navistar International Corp. (a)............................      1,020,336
-----------------------------------------------------------------------------------------
                                                                                1,854,456
-----------------------------------------------------------------------------------------
ROAD & RAIL -- 1.0%
  26,800      Norfolk Southern Corp. .....................................        969,892
-----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................     11,009,772
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        SOCIAL AWARENESS STOCK PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 24.7%
COMMUNICATIONS EQUIPMENT -- 5.9%
  57,500      Cisco Systems, Inc. (a).....................................    $ 1,109,750
  63,300      Juniper Networks, Inc. (a)..................................      1,721,127
  44,300      Motorola, Inc. .............................................        761,960
 112,200      Nokia Oyj, Sponsored ADR....................................      1,758,174
  49,100      Nortel Networks Corp. (a)...................................        171,359
-----------------------------------------------------------------------------------------
                                                                                5,522,370
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.7%
  33,300      Dell Inc. (a)...............................................      1,403,262
  54,900      EMC Corp. (a)...............................................        816,363
  38,300      Network Appliance, Inc. (a).................................      1,272,326
-----------------------------------------------------------------------------------------
                                                                                3,491,951
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
  33,100      Agilent Technologies, Inc. (a)..............................        797,710
  50,000      Vishay Intertechnology, Inc. (a)............................        751,000
-----------------------------------------------------------------------------------------
                                                                                1,548,710
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.7%
  59,300      IAC/InterActiveCorp (a).....................................      1,637,866
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.1%
  38,600      Accenture Ltd., Class A Shares (a)..........................      1,042,200
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.6%
  17,700      Applied Materials, Inc. (a).................................        302,670
   4,891      Freescale Semiconductor Inc. Class B Shares (a).............         89,799
  87,500      Intel Corp. ................................................      2,046,625
-----------------------------------------------------------------------------------------
                                                                                2,439,094
-----------------------------------------------------------------------------------------
SOFTWARE -- 8.0%
  25,000      Amdocs Ltd. (a).............................................        656,250
  55,300      BEA Systems, Inc. (a).......................................        489,958
      52      Computer Associates International, Inc. ....................          1,615
 100,300      Microsoft Corp. ............................................      2,679,013
  64,900      Oracle Corp. (a)............................................        890,428
  35,500      Siebel Systems, Inc. (a)....................................        372,750
  85,100      VERITAS Software Corp. (a)..................................      2,429,605
-----------------------------------------------------------------------------------------
                                                                                7,519,619
-----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................     23,201,810
-----------------------------------------------------------------------------------------
MATERIALS -- 6.0%
CHEMICALS -- 3.6%
  22,400      Air Products & Chemicals, Inc. .............................      1,298,528
  25,000      E.I. du Pont de Nemours & Co. ..............................      1,226,250
  20,000      Praxair, Inc. ..............................................        883,000
-----------------------------------------------------------------------------------------
                                                                                3,407,778
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        SOCIAL AWARENESS STOCK PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
METALS & MINING -- 1.6%
  46,400      Alcoa Inc. .................................................    $ 1,457,888
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.8%
  10,000      International Paper Co. ....................................        420,000
   5,000      Weyerhaeuser Co. ...........................................        336,100
-----------------------------------------------------------------------------------------
                                                                                  756,100
-----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................      5,621,766
-----------------------------------------------------------------------------------------
UTILITIES -- 0.8%
ELECTRIC UTILITIES -- 0.8%
  10,000      Consolidated Edison, Inc. ..................................        437,500
  10,000      The Southern Co. ...........................................        335,200
-----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        772,700
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $77,663,796).......................................     93,890,721
-----------------------------------------------------------------------------------------
  FACE
 AMOUNT
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
$286,000      Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds at maturity -- $286,052;
                (Fully collateralized by U.S. Treasury Notes, 1.400% to
                6.300%
                due 4/1/05 to 2/7/28; Market value -- $294,469)
                (Cost -- $286,000)........................................        286,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.3% (Cost -- $77,949,796*)..........     94,176,721
              Liabilities in Excess of Other Assets -- (0.3)%.............       (332,098)
-----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $93,844,623
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
 * Aggregate cost for federal income tax purposes is $77,950,352.
     Abbreviation used in this schedule:
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.9%
AUTO COMPONENTS -- 1.1%
     5,401   Johnson Controls, Inc. .....................................  $   342,639
--------------------------------------------------------------------------------------
AUTOMOBILES -- 1.1%
    24,323   Ford Motor Co. .............................................      356,089
--------------------------------------------------------------------------------------
MEDIA -- 6.5%
     4,819   Gannett Co., Inc. ..........................................      393,712
     7,754   The McGraw Hill Cos., Inc. .................................      709,801
     4,268   Omnicom Group Inc. .........................................      359,878
    18,557   Reed Elsevier NV, Sponsored ADR.............................      509,390
     5,102   The Walt Disney Co. ........................................      141,836
--------------------------------------------------------------------------------------
                                                                             2,114,617
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.3%
     3,354   Family Dollar Stores, Inc. .................................      104,745
     8,342   The May Department Stores Co. ..............................      245,255
       900   Nordstrom, Inc. ............................................       42,057
    13,247   Target Corp. ...............................................      687,917
--------------------------------------------------------------------------------------
                                                                             1,079,974
--------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.6%
     2,912   Barnes & Noble, Inc. (a)....................................       93,970
     1,237   GameStop Corp.-Class B (a)..................................       27,721
     5,798   The Gap, Inc. ..............................................      122,454
     4,824   Lowe's Cos., Inc. ..........................................      277,814
--------------------------------------------------------------------------------------
                                                                               521,959
--------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.3%
     2,414   Liz Claiborne, Inc. ........................................      101,895
--------------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY................................    4,517,173
--------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.0%
BEVERAGES -- 1.0%
     6,519   PepsiCo, Inc. ..............................................      340,292
--------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 2.6%
     8,333   Sysco Corp. ................................................      318,071
    13,741   Walgreen Co. ...............................................      527,242
--------------------------------------------------------------------------------------
                                                                               845,313
--------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.8%
     8,455   Campbell Soup Co. ..........................................      252,720
     4,584   General Mills, Inc. ........................................      227,871
     7,203   H.J. Heinz Co. .............................................      280,845
     5,258   Hershey Foods Corp. ........................................      292,029
     7,538   Sara Lee Corp. .............................................      181,967
--------------------------------------------------------------------------------------
                                                                             1,235,432
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.3%
     1,410   The Clorox Co. .............................................  $    83,091
     6,534   Colgate-Palmolive Co. ......................................      334,279
     6,207   The Procter & Gamble Co. ...................................      341,881
--------------------------------------------------------------------------------------
                                                                               759,251
--------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.3%
     2,170   The Estee Lauder Cos. Inc., Class A Shares..................       99,321
--------------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES......................................    3,279,609
--------------------------------------------------------------------------------------
ENERGY -- 7.7%
ENERGY EQUIPMENT & SERVICES -- 0.2%
       949   Schlumberger Ltd. ..........................................       63,536
--------------------------------------------------------------------------------------
OIL & GAS -- 7.5%
     2,293   Apache Corp. ...............................................      115,957
     1,628   BP PLC, Sponsored ADR.......................................       95,075
    14,190   ChevronTexaco Corp. ........................................      745,117
     3,207   ConocoPhillips..............................................      278,464
    14,457   Exxon Mobil Corp. ..........................................      741,066
     4,176   Occidental Petroleum Corp. .................................      243,711
     6,678   Pioneer Natural Resources Co. ..............................      234,398
--------------------------------------------------------------------------------------
                                                                             2,453,788
--------------------------------------------------------------------------------------
             TOTAL ENERGY................................................    2,517,324
--------------------------------------------------------------------------------------
FINANCIALS -- 15.6%
BANKS -- 7.4%
     5,160   The Bank of New York Co., Inc. .............................      172,447
     3,635   First Horizon National Corp. ...............................      156,705
    13,781   National City Corp. ........................................      517,476
     5,515   SunTrust Banks, Inc. .......................................      407,448
     9,388   U.S. Bancorp................................................      294,032
     3,570   Wachovia Corp. .............................................      187,782
     6,518   Washington Mutual, Inc. ....................................      275,581
     4,335   Wells Fargo & Co. ..........................................      269,420
     2,124   Zions Bancorp...............................................      144,496
--------------------------------------------------------------------------------------
                                                                             2,425,387
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 5.4%
     4,336   American Express Co. .......................................      244,420
     4,894   Federated Investors, Inc., Class B Shares...................      148,778
     6,006   Merrill Lynch & Co., Inc. ..................................      358,979
     7,789   State Street Corp. .........................................      382,596
    10,082   T. Rowe Price Group Inc. ...................................      627,100
--------------------------------------------------------------------------------------
                                                                             1,761,873
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
INSURANCE -- 2.8%
     4,649   American International Group, Inc. .........................  $   305,300
     3,165   SAFECO Corp. ...............................................      165,340
     5,670   The Chubb Corp. ............................................      436,023
--------------------------------------------------------------------------------------
                                                                               906,663
--------------------------------------------------------------------------------------
             TOTAL FINANCIALS............................................    5,093,923
--------------------------------------------------------------------------------------
HEALTHCARE -- 11.2%
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.1%
     7,391   Becton Dickinson & Co. .....................................      419,809
     3,086   Guidant Corp. ..............................................      222,501
     1,100   Stryker Corp. ..............................................       53,075
--------------------------------------------------------------------------------------
                                                                               695,385
--------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.0%
     2,365   Cardinal Health, Inc. ......................................      137,525
     2,297   UnitedHealth Group Inc. ....................................      202,205
--------------------------------------------------------------------------------------
                                                                               339,730
--------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.1%
     5,929   Abbott Laboratories.........................................      276,588
     5,430   Barr Pharmaceuticals, Inc. (a)..............................      247,282
     4,612   Eli Lilly and Co. ..........................................      261,731
     9,171   Johnson & Johnson...........................................      581,625
     4,152   Merck & Co., Inc. ..........................................      133,445
    10,171   Mylan Laboratories Inc. ....................................      179,823
     5,785   Novartis AG, Sponsored ADR..................................      292,374
     2,300   Pfizer Inc. ................................................       61,847
     1,843   Roche Holding AG, Sponsored ADR.............................      212,161
    18,289   Schering-Plough Corp. ......................................      381,874
--------------------------------------------------------------------------------------
                                                                             2,628,750
--------------------------------------------------------------------------------------
             TOTAL HEALTHCARE............................................    3,663,865
--------------------------------------------------------------------------------------
INDUSTRIALS -- 13.4%
AEROSPACE & DEFENSE -- 2.7%
     4,845   General Dynamics Corp. .....................................      506,787
     3,615   United Technologies Corp. ..................................      373,610
--------------------------------------------------------------------------------------
                                                                               880,397
--------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 0.6%
     2,171   United Parcel Service, Inc., Class B Shares.................      185,534
--------------------------------------------------------------------------------------
AIRLINES -- 0.8%
    17,043   Southwest Airlines Co. .....................................      277,460
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
     4,869   Automatic Data Processing Inc. .............................      215,940
     2,717   DST Systems, Inc. (a).......................................      141,610
     2,640   Fiserv, Inc. (a)............................................      106,102
--------------------------------------------------------------------------------------
                                                                               463,652
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.5%
     2,156   Emerson Electric Co. .......................................  $   151,136
--------------------------------------------------------------------------------------
MACHINERY -- 4.7%
     3,821   Caterpillar Inc. ...........................................      372,586
     6,272   Deere & Co. ................................................      466,637
     2,321   Illinois Tool Works, Inc. ..................................      215,110
     5,962   PACCAR Inc. ................................................      479,822
--------------------------------------------------------------------------------------
                                                                             1,534,155
--------------------------------------------------------------------------------------
ROAD & RAIL -- 2.7%
     5,113   Burlington Northern Santa Fe Corp. .........................      241,896
    18,076   Norfolk Southern Corp. .....................................      654,170
--------------------------------------------------------------------------------------
                                                                               896,066
--------------------------------------------------------------------------------------
             TOTAL INDUSTRIALS...........................................    4,388,400
--------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 13.2%
COMMUNICATIONS EQUIPMENT -- 2.0%
    21,253   Motorola, Inc. .............................................      365,552
    17,428   Nokia Oyj, Sponsored ADR....................................      273,097
--------------------------------------------------------------------------------------
                                                                               638,649
--------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.8%
     7,794   Dell Inc. (a)...............................................      328,439
     5,874   Hewlett-Packard Co. ........................................      123,178
     3,007   International Business Machines Corp. ......................      296,430
    31,247   Sun Microsystems, Inc. (a)..................................      168,109
--------------------------------------------------------------------------------------
                                                                               916,156
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     2,630   Diebold, Inc. ..............................................      146,570
--------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.0%
     3,744   Computer Sciences Corp. (a).................................      211,049
     3,718   SunGard Data Systems Inc. (a)...............................      105,331
--------------------------------------------------------------------------------------
                                                                               316,380
--------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 1.0%
     5,982   Canon Inc., Sponsored ADR...................................      324,583
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.1%
    14,889   Applied Materials, Inc. (a).................................      254,602
     2,346   Freescale Semiconductor Inc. (a)............................       43,072
    15,612   Intel Corp. ................................................      365,165
    13,829   Texas Instruments Inc. .....................................      340,470
--------------------------------------------------------------------------------------
                                                                             1,003,309
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
SOFTWARE -- 2.9%
     4,423   Adobe Systems, Inc. ........................................  $   277,499
    14,827   Microsoft Corp. ............................................      396,029
     5,726   Symantec Corp. (a)..........................................      147,502
     4,600   VERITAS Software Corp. (a)..................................      131,330
--------------------------------------------------------------------------------------
                                                                               952,360
--------------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY................................    4,298,007
--------------------------------------------------------------------------------------
MATERIALS -- 6.7%
CHEMICALS -- 1.8%
     2,372   Air Products & Chemicals, Inc. .............................      137,505
     4,452   E.I. du Pont de Nemours & Co. ..............................      218,371
     3,146   Ecolab Inc. ................................................      110,519
     1,926   PPG Industries, Inc. .......................................      131,276
--------------------------------------------------------------------------------------
                                                                               597,671
--------------------------------------------------------------------------------------
METALS & MINING -- 4.3%
     6,918   Alcoa Inc. .................................................      217,363
     2,440   BHP Billiton Ltd., Sponsored ADR............................       58,609
     3,372   Inco Ltd. (a)...............................................      124,022
     1,159   Newmont Mining Corp. .......................................       51,471
     3,858   Phelps Dodge Corp. .........................................      381,633
     4,793   Rio Tinto PLC, Sponsored ADR................................      571,374
--------------------------------------------------------------------------------------
                                                                             1,404,472
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.6%
     5,226   MeadWestvaco Corp. .........................................      177,109
--------------------------------------------------------------------------------------
             TOTAL MATERIALS.............................................    2,179,252
--------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.4%
     2,433   ALLTEL Corp. ...............................................      142,963
    14,723   BellSouth Corp. ............................................      409,152
    21,724   SBC Communications Inc. ....................................      559,827
--------------------------------------------------------------------------------------
                                                                             1,111,942
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     1,700   Nextel Communications, Inc., Class A Shares (a).............       51,000
--------------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES............................    1,162,942
--------------------------------------------------------------------------------------
UTILITIES -- 1.9%
ELECTRIC UTILITIES -- 1.4%
     3,441   American Electric Power Co., Inc. ..........................      118,164
     3,584   Consolidated Edison, Inc. ..................................      156,800
     5,732   The Southern Co. ...........................................      192,137
--------------------------------------------------------------------------------------
                                                                               467,101
--------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     2,667   KeySpan Corp. ..............................................      105,213
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
WATER UTILITIES -- 0.2%
     1,775   Aqua America, Inc. .........................................  $    43,647
--------------------------------------------------------------------------------------
             TOTAL UTILITIES.............................................      615,961
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $24,772,228)....................   31,716,456
--------------------------------------------------------------------------------------
   FACE
  AMOUNT
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
$  982,000   State Street Bank and Trust Co. dated 12/31/04, 1.400% due
               1/3/05; Proceeds at maturity -- $982,115; (Fully
               collateralized by U.S. Treasury Bond, 8.125% due 8/15/21;
               Market value -- $1,001,877) (Cost -- $982,000)............      982,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.2% (Cost -- $25,754,228*)..........   32,698,456
             Liabilities in Excess of Other Assets -- (0.2)%.............      (65,201)
--------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%..................................  $32,633,255
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is $25,762,861.

Abbreviation used in this schedule:
ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2004

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS      PIONEER
                                                             SECURITIES            STOCK              FUND
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $198,343,408        $ 77,663,796      $ 24,772,228
  Repurchase agreements, at cost.......................       51,615,000             286,000           982,000
--------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $204,666,087        $ 93,890,721      $ 31,716,456
  Repurchase agreements, at value......................       51,615,000             286,000           982,000
  Cash.................................................              943                 598               649
  Dividends and interest receivable....................        1,464,283              45,972            48,630
  Receivable for Fund shares sold......................               --               1,776                --
  Prepaid Expenses.....................................            2,231                 884               310
--------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      257,748,544          94,225,951        32,748,045
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       40,409,461                  --                --
  Payable for Fund shares reacquired...................          850,501             291,518            56,447
  Investment advisory fees payable.....................           59,228              48,054            20,704
  Deferred mortgage dollar roll income.................           39,686                  --                --
  Administration fees payable..........................           10,967               4,720             1,340
  Trustees' fees payable...............................            2,300               1,500             1,500
  Accrued expenses.....................................           55,482              35,536            34,799
--------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       41,427,625             381,328           114,790
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $216,320,919        $ 93,844,623      $ 32,633,255
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital (Note 4).............................     $209,758,995        $ 89,023,912      $ 39,734,522
  Undistributed net investment income..................              186               2,728                --
  Accumulated net realized gain (loss) from investment
     transactions......................................          239,059         (11,408,942)      (14,045,495)
  Net unrealized appreciation of investments...........        6,322,679          16,226,925         6,944,228
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $216,320,919        $ 93,844,623      $ 32,633,255
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................       16,961,234           3,861,752         2,713,234
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.75              $24.30            $12.03
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2004

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS     PIONEER
                                                              SECURITIES            STOCK             FUND
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $10,302,173         $    9,166       $    7,819
  Dividends...............................................             --          1,260,729          568,632
  Less: Foreign withholding tax...........................             --            (14,130)          (3,954)
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................     10,302,173          1,255,765          572,497
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and advisory fees (Note 2)........        680,899            516,531          217,848
  Administration fees (Note 2)............................        126,365             50,894           17,428
  Audit and legal.........................................         42,460             35,950           50,000
  Shareholder communications..............................         26,906              8,427            5,474
  Custody.................................................         23,966             11,104           17,223
  Trustees' fees..........................................          9,728              9,863           13,031
  Transfer agency services (Note 2).......................          2,500              2,500            2,500
  Other...................................................          1,784              1,132            1,227
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        914,608            636,401          324,731
  Less: Fee waivers/expense reimbursements (Notes 2 and
     6)...................................................        (33,485)           (33,411)         (36,416)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES............................................        881,123            602,990          288,315
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      9,421,050            652,775          284,182
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND
3):
  NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS..........        409,444          2,407,317          655,645
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF
     INVESTMENTS..........................................      3,571,197          2,810,650        2,315,841
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................      3,980,641          5,217,967        2,971,486
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................    $13,401,691         $5,870,742       $3,255,668
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

            U.S. GOVERNMENT SECURITIES PORTFOLIO                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  9,421,050    $ 10,080,394
  Net realized gain.........................................       409,444       3,472,252
  Net change in unrealized appreciation/depreciation........     3,571,197      (7,330,998)
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    13,401,691       6,221,648
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (9,496,007)    (10,812,735)
  Net realized gains........................................      (413,800)     (3,572,312)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (9,909,807)    (14,385,047)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    33,869,285      29,246,982
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................     9,909,807      14,385,047
  Cost of shares reacquired.................................   (40,832,013)    (69,457,633)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     2,947,079     (25,825,604)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     6,438,963     (33,989,003)
NET ASSETS:
  Beginning of year.........................................   209,881,956     243,870,959
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $216,320,919    $209,881,956
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........          $186              --
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31,

              SOCIAL AWARENESS STOCK PORTFOLIO                   2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   652,775    $   404,628
  Net realized gain (loss)..................................    2,407,317       (903,133)
  Net change in unrealized appreciation/depreciation........    2,810,650     18,313,058
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    5,870,742     17,814,553
----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (672,844)      (392,136)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....     (672,844)      (392,136)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................   15,844,946      5,724,855
  Net asset value of shares issued for reinvestment of
     dividends..............................................      672,844        392,136
  Cost of shares reacquired.................................   (7,549,496)    (6,158,720)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................    8,968,294        (41,729)
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   14,166,192     17,380,688
NET ASSETS:
  Beginning of year.........................................   79,678,431     62,297,743
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $93,844,623    $79,678,431
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of: .........       $2,728        $22,797
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31,

                   PIONEER FUND PORTFOLIO                        2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   284,182    $   357,895
  Net realized gain (loss)..................................      655,645       (562,398)
  Net change in unrealized appreciation/depreciation........    2,315,841      5,280,877
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    3,255,668      5,076,374
----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (285,115)      (360,254)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....     (285,115)      (360,254)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    5,455,069      4,118,215
  Net asset value of shares issued for reinvestment of
     dividends..............................................      285,115        360,254
  Cost of shares reacquired.................................   (3,478,475)    (3,354,880)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    2,261,709      1,123,589
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    5,232,262      5,839,709
NET ASSETS:
  Beginning of year.........................................   27,400,993     21,561,284
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $32,633,255    $27,400,993
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of: .........           --           $303
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

U.S. GOVERNMENT SECURITIES PORTFOLIO               2004       2003(1)    2002(1)     2001(1)    2000(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $12.59       $13.14     $12.44      $12.22     $11.30
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.58         0.56       0.63        0.69       0.74
  Net realized and unrealized gain (loss)......      0.18        (0.20)      1.05        0.02       0.84
--------------------------------------------------------------------------------------------------------
Total Income From Operations...................      0.76         0.36       1.68        0.71       1.58
--------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income........................     (0.58)       (0.68)     (0.89)      (0.49)     (0.66)
  Net realized gains(2)........................     (0.02)       (0.23)     (0.09)         --         --
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..............     (0.60)       (0.91)     (0.98)      (0.49)     (0.66)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $12.75       $12.59     $13.14      $12.44     $12.22
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................     6.13%         2.75%     13.63%       5.82%     14.53%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S).................  $216,321     $209,882   $243,871    $126,491    $90,970
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..................................      0.42%(5)     0.42%      0.44%       0.45%      0.48%
  Net investment income........................      4.47         4.23       4.82        5.55       6.46
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................       150%*        143%*      165%        327%       289%
--------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                   2004       2003(1)      2002      2001(1)    2000(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $23.04       $17.97     $24.14      $28.76     $29.42
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.17         0.12       0.08        0.11       0.14
  Net realized and unrealized gain (loss)......      1.26         5.06      (6.06)      (4.63)     (0.29)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      1.43         5.18      (5.98)      (4.52)     (0.15)
--------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income........................     (0.17)       (0.11)     (0.19)      (0.10)     (0.16)
  Net realized gains(2)........................        --           --         --          --      (0.35)
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..............     (0.17)       (0.11)     (0.19)      (0.10)     (0.51)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $24.30       $23.04     $17.97      $24.14     $28.76
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................     6.23%        28.85%    (24.81)%    (15.71)%    (0.49)%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S).................   $93,845      $79,678    $62,298     $83,344    $81,184
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..................................      0.71%(5)     0.78%      0.78%       0.74%      0.75%
  Net investment income........................      0.77         0.59       0.40        0.45       0.48
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        18%          38%        37%         22%        33%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratios would have been 0.43% and 0.75% for U.S. Government Securities Portfolio and Social Awareness Stock Portfolio, respectively.

 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276% and 168% for the years ended December 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

PIONEER FUND PORTFOLIO(1)                           2004         2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $10.92       $ 8.94     $13.87     $19.22     $15.91
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................     0.11         0.15       0.32       0.37       0.43
  Net realized and unrealized gain (loss)........     1.11         1.98      (4.47)     (4.65)      3.36
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     1.22         2.13      (4.15)     (4.28)      3.79
--------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income..........................    (0.11)       (0.15)     (0.78)     (0.30)     (0.45)
  Net realized gains(2)..........................       --           --         --      (0.77)     (0.03)
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions................    (0.11)       (0.15)     (0.78)     (1.07)     (0.48)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $12.03       $10.92     $ 8.94     $13.87     $19.22
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..................................    11.13%       23.78%    (30.21)%   (23.00)%    24.26%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $32,633      $27,401    $21,561    $39,433    $48,456
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)....................................     0.99%(5)     1.12%      0.90%      0.81%      0.84%
  Net investment income..........................     0.98         1.56       2.88       2.18       2.47
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       19%          98%        25%        20%        22%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratio would have been 1.12%

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities Portfolio ("USGS"), Social Awareness Stock Portfolio ("SAS") and Pioneer Fund Portfolio ("PFP") (collectively, "Fund(s)") are separate diversified investment funds of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing prices on such markets. Securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources. Securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before each Fund calculates its net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

     (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS. The Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities, for which specific information is not yet known, particularly the face amount and maturity date in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     (D) MORTGAGE DOLLAR ROLLS. The Funds enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of the similar securities.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     (F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

     (G) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (H) RECLASSIFICATIONS. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $75,143 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income due to book income from mortgage backed securities treated as capital gains for tax purposes for USGS. Additionally, $630 has been reclassified between paid-in capital and undistributed net investment income due to permanent differences attributable to a taxable overdistribution of net investment income for PFP. There were no reclassifications for SAS during the current year. These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment adviser to USGS and PFP. USGS and PFP pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233% and 0.75% of its average daily net assets, respectively. These fees are calculated daily and paid monthly.

     Effective December 1, 2004, the investment advisory fee for PFP was revised from the annual rate of 0.75% of the average daily net assets of the fund to a fee calculated at an annual rate in accordance with the following schedule:

                                                               INVESTMENT
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE
------------------------                                      ------------
First $250 million..........................................     0.750%
Next $250 million...........................................     0.700%
Next $500 million...........................................     0.675%
Next $1 billion.............................................     0.650%
Amounts over $2 billion.....................................     0.600%

     Smith Barney Fund Management LLC ("SBFM") acts as investment manager and adviser to SAS. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets of SAS. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with Pioneer Investment Management, Inc. ("Pioneer"). Pursuant to the sub-advisory agreement, Pioneer is responsible for the day-to-day operations and investment decisions for PFP. As a result, TAMIC pays Pioneer, as sub-adviser, an advisory fee calculated at an annual rate of 0.375% of the average daily net assets of PFP.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Effective December 1, 2004, the sub-advisory fee was revised from the annual rate of 0.375% of the average daily net assets of the fund to a fee calculated at an annual rate in accordance with the following schedule:

                                                              SUB-ADVISORY
AVERAGE DAILY NET ASSETS                                          FEE
------------------------                                      ------------
First $250 million..........................................     0.375%
Next $250 million...........................................     0.325%
Next $500 million...........................................     0.300%
Next $1 billion.............................................     0.275%
Amounts over $2 billion.....................................     0.225%

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative services agreement with SBFM. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

     During the year ended December 31, 2004, the Funds had in place contractual expense limitations of 1.25% for each of the Funds USGS, SAS and PFP. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days' notice.

     During the year ended December 31, 2004, SBFM voluntarily waived a portion of its fee in the amount of $1,726, $1,652, and $1,707 for USGS, SAS and PFP, respectively. In addition, for the year ended December 31, 2004, SBFM reimbursed expenses in the amount of $31,759 for each of the Funds USGS and SAS, and $34,709 for PFP, in connection with the overpayment of transfer agent fees relating to the period from June 1999 through June 2004.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. For the year ended December 31, 2004, each Fund paid transfer agent fees of $2,500 to CTB.

     For the year ended December 31, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of $326 from PFP.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

                                                                  USGS           SAS          PFP
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $311,942,046   $26,488,675   $7,203,268
-----------------------------------------------------------------------------------------------------
Sales.......................................................   309,465,246    15,246,726    5,521,436
-----------------------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

                                                                 USGS          SAS          PFP
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $6,933,403   $20,409,440   $7,206,062
Gross unrealized depreciation...............................    (610,724)   (4,183,071)    (270,467)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $6,322,679   $16,226,369   $6,935,595
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     During the year ended December 31, 2004, USGS entered into mortgage dollar roll transactions in the aggregate amount of $260,892,443. For the year ended December 31, 2004, USGS recorded interest income of $729,412 related to dollar rolls. SAS and PFP did not have any outstanding mortgage dollar rolls.

     At December 31, 2004, USGS had outstanding mortgage dollar rolls with a total cost of $40,018,610 for scheduled settlements on January 13, 2005 and January 19, 2005.

     4.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      2,694,130           2,193,616
Shares issued on reinvestment...............................        782,509           1,138,891
Shares reacquired...........................................     (3,182,023)         (5,229,809)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        294,616          (1,897,302)
---------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        708,617             283,273
Shares issued on reinvestment...............................         27,780              17,094
Shares reacquired...........................................       (332,976)           (309,569)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        403,421              (9,202)
---------------------------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO
Shares sold.................................................        490,843             418,833
Shares issued on reinvestment...............................         23,720              33,048
Shares reacquired...........................................       (309,976)           (354,955)
---------------------------------------------------------------------------------------------------
Net Increase................................................        204,587              96,926
---------------------------------------------------------------------------------------------------

     5.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                                                 USGS        SAS        PFP
----------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income...........................................  $9,527,237   $672,844   $285,115
  Net Long-term Capital Gains...............................     382,570         --         --
----------------------------------------------------------------------------------------------
Total Distributions Paid....................................  $9,909,807   $672,844   $285,115
----------------------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                                                 USGS         SAS        PFP
-----------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income...........................................  $11,912,557   $392,136   $360,254
  Net Long-term Capital Gains...............................    2,472,490         --         --
-----------------------------------------------------------------------------------------------
Total Distributions Paid....................................  $14,385,047   $392,136   $360,254
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis was as follows:

                                                                 USGS          SAS            PFP
------------------------------------------------------------------------------------------------------
Undistributed ordinary income...............................  $  239,245   $      2,728   $         --
------------------------------------------------------------------------------------------------------
Total undistributed earnings................................     239,245          2,728             --
Capital loss carryforward(1)................................          --    (11,408,386)   (14,036,862)
Unrealized appreciation(2)..................................   6,322,679     16,226,369      6,935,595
------------------------------------------------------------------------------------------------------
Total accumulated earnings (losses).........................  $6,561,924   $  4,820,711   $ (7,101,267)
------------------------------------------------------------------------------------------------------

(1) On December 31, 2004 the Funds had net capital loss carryforwards as follows:

YEAR OF EXPIRATION                                                SAS           PFP
---------------------------------------------------------------------------------------
12/31/2009..................................................    1,710,995       389,670
12/31/2010..................................................    8,136,777    12,362,910
12/31/2011..................................................    1,560,614     1,284,282
---------------------------------------------------------------------------------------
                                                              $11,408,386   $14,036,862
---------------------------------------------------------------------------------------

    These amounts will be available to offset any future taxable capital gains.

(2) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     6.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     7.  SUBSEQUENT EVENT

     On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Funds except Social Awareness Stock Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

     In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio of The Travelers Series Trust ("Trust") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio of The Travelers Series Trust as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

     The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                     U.S. GOVERNMENT        SOCIAL AWARENESS   PIONEER FUND
                                                   SECURITIES PORTFOLIO     STOCK PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Record Date:...................................   6/24/2004    12/27/2004      12/28/2004       12/28/2004
Payable Date:..................................   6/25/2004    12/28/2004      12/29/2004       12/29/2004
-----------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received
  Deduction for Corporations...................          --            --          100.00%          100.00%
-----------------------------------------------------------------------------------------------------------
Interest from Federal Obligations..............          --         35.27%             --               --
-----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain Dividend................  $ 0.022600   $        --     $        --      $        --
-----------------------------------------------------------------------------------------------------------

     The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

     Please retain this information for your records.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio and The Travelers Series Trust (each a "Trust" and together, the "Trusts") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trusts is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Trusts. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trusts' administrator (Travelers Insurance Company at 1-800-842-9368).

                                                 TERM OF                            NUMBER OF
                                              OFFICE(1) AND       PRINCIPAL       PORTFOLIOS IN    OTHER BOARD
                               POSITION(S)       LENGTH         OCCUPATION(S)     FUND COMPLEX     MEMBERSHIPS
                                HELD WITH        OF TIME         DURING PAST        OVERSEEN         HELD BY
NAME, ADDRESS AND BIRTH YEAR      TRUST          SERVED           FIVE YEARS       BY TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Frances M. Hawk, CFA, CFP      Trustee            Since       Private Investor           5        Board of
108 Oxford Hill Lane                               1991                                           Managers of 6
Downingtown, PA                                                                                   Variable
Birth Year: 1948                                                                                  Annuity
                                                                                                  Separate
                                                                                                  Accounts of
                                                                                                  TIC

Lewis Mandell                  Trustee            Since       Professor,                 5        Delaware North
University of Buffalo                              1990       University of                       Corp.; Board
160 Jacobs Hall                                               Buffalo                             of Managers of
Buffalo, NY                                                                                       6 Variable
Birth Year: 1943                                                                                  Annuity
                                                                                                  Separate
                                                                                                  Accounts of
                                                                                                  TIC

Robert E. McGill, III          Trustee            Since       Retired                    5        Lydall Inc.;
295 Hancock Road                                   1990                                           Board of
Williamstown, MA                                                                                  Managers of 6
Birth Year: 1931                                                                                  Variable
                                                                                                  Annuity
                                                                                                  Separate
                                                                                                  Accounts of
                                                                                                  The Travelers
                                                                                                  Insurance Co.
                                                                                                  ("TIC")


INTERESTED TRUSTEE:
R. Jay Gerken, CFA(2)          Chairman,          Since       Managing Director        219        Chairman,
Citigroup Asset Management     President,          2002       of Citigroup                        Board of
("CAM")                        Chief                          Global Markets                      Managers of 6
399 Park Avenue, 4th Floor     Executive                      Inc. ("CGM");                       Variable
New York, NY 10022             Officer and                    Chairman,                           Annuity
Birth Year: 1951               Trustee                        President and                       Separate
                                                              Chief Executive                     Accounts of
                                                              Officer of Smith                    TIC
                                                              Barney Fund
                                                              Management LLC
                                                              ("SBFM"),
                                                              Travelers
                                                              Investment
                                                              Adviser, Inc.
                                                              ("TIA") and Citi
                                                              Fund Management
                                                              Inc. ("CFM");
                                                              President and
                                                              Chief Executive
                                                              Officer of certain
                                                              mutual funds
                                                              associated with
                                                              Citigroup Inc.
                                                              ("Citigroup");
                                                              Formerly,
                                                              Portfolio Manager
                                                              of Smith Barney
                                                              Allocation Series
                                                              Inc. (from 1996 to
                                                              2001) and Smith
                                                              Barney Growth and
                                                              Income Fund (from
                                                              1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                            NUMBER OF
                                              OFFICE(1) AND       PRINCIPAL       PORTFOLIOS IN    OTHER BOARD
                               POSITION(S)       LENGTH         OCCUPATION(S)     FUND COMPLEX     MEMBERSHIPS
                                HELD WITH        OF TIME         DURING PAST        OVERSEEN         HELD BY
NAME, ADDRESS AND BIRTH YEAR      TRUST          SERVED           FIVE YEARS       BY TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Andrew B. Shoup                Senior Vice        Since       Director of CAM;         N/A        N/A
CAM                            President           2004       Senior Vice
125 Broad Street, 11th Floor   and Chief                      President and
New York, NY 10004             Administrative                 Chief
Birth Year: 1956               Officer                        Administrative
                                                              Officer of mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Treasurer of
                                                              certain mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Head of
                                                              International
                                                              Funds
                                                              Administration of
                                                              CAM (from 2001 to
                                                              2003); Director of
                                                              Global Funds
                                                              Administration of
                                                              CAM (from 2000 to
                                                              2001); Head of
                                                              U.S. Citibank
                                                              Funds
                                                              Administration of
                                                              CAM (from 1998 to
                                                              2000)

Kaprel Ozsolak                 Chief              Since       Vice President of        N/A        N/A
CAM                            Financial           2004       CGM; Chief
125 Broad Street, 11th Floor   Officer and                    Financial Officer
New York, NY 10004             Treasurer                      and Treasurer of
Birth Year: 1965                                              certain mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Controller of
                                                              certain mutual
                                                              funds associated
                                                              with Citigroup
                                                              (from 2002 to
                                                              2004)

William D. Wilcox              Chief              Since       Counsel and Chief        N/A        N/A
One Cityplace                  Compliance          2004       Compliance Officer
Hartford, CT                   Officer                        (since 1999), TIC;
Birth Year: 1964                                              Chief Anti- Money
                                                              Laundering
                                                              Compliance Officer
                                                              (since 2002), 6
                                                              Variable Annuity
                                                              Separate Accounts
                                                              of TIC; Chief
                                                              Compliance Officer
                                                              (since 2004), 5
                                                              Mutual Funds and 6
                                                              Variable Separate
                                                              Accounts sponsored
                                                              by TIC.

Andrew Beagley                 Chief Anti-        Since       Director of CGM       N/A                N/A
CAM                            Money               2002       (since 2000);
399 Park Avenue, 4th Floor     Laundering                     Director of
New York, NY 10022             Compliance                     Compliance, North
Birth Year: 1962               Officer                        America, CAM
                                                              (since 2000);
                                                              Chief Anti-Money
                                                              Laundering
                                                              Compliance
                                                              Officer, Chief
                                                              Compliance Officer
                                                              and Vice President
                                                              of certain mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Director of
                                                              Compliance,
                                                              Europe, the Middle
                                                              East and Africa,
                                                              CAM (from 1999 to
                                                              2000); Compliance
                                                              Officer, SBFM,
                                                              CFM, TIA, Salomon
                                                              Brothers Asset
                                                              Management
                                                              Limited, Smith
                                                              Barney Global
                                                              Capital Management
                                                              Inc.


--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                            NUMBER OF
                                              OFFICE(1) AND       PRINCIPAL       PORTFOLIOS IN    OTHER BOARD
                               POSITION(S)       LENGTH         OCCUPATION(S)     FUND COMPLEX     MEMBERSHIPS
                                HELD WITH        OF TIME         DURING PAST        OVERSEEN         HELD BY
NAME, ADDRESS AND BIRTH YEAR      TRUST          SERVED           FIVE YEARS       BY TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
Kathleen A. McGah              Secretary          Since       Deputy General           N/A        N/A
Travelers Life & Annuity One                       2004       Counsel of TIC;
Cityplace                                                     Assistant
Hartford, CT 06103                                            Secretary of 5
Birth year: 1950                                              Mutual Funds and 6
                                                              Variable Separate
                                                              Accounts sponsored
                                                              by TIC (from 1995
                                                              to 2004)
Ernest J. Wright               Assistant          Since       Vice President and       N/A        N/A
Travelers Life & Annuity One   Secretary           2004       Secretary of TIC;
Cityplace                                                     Secretary of 5
Hartford, CT 06103                                            Mutual Funds and 6
Birth Year: 1940                                              Variable Separate
                                                              Accounts sponsored
                                                              by TIC (from 1994
                                                              to 2004)


---------------

(1) Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
(2) Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of CGM, an indirect wholly owned subsidiary of Citigroup, and his ownership shares and options to purchase shares of Citigroup, the indirect parent of TIC.

MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY MARKET PORTFOLIO AND THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES

R. Jay Gerken, CFA
 Chairman
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

William D. Wilcox
Chief Compliance Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kathleen A. McGah
Secretary

Ernest J. Wright
Assistant Secretary

INVESTMENT MANAGER
AND ADVISERS

Travelers Asset Management International
 Company LLC
Smith Barney Fund Management LLC
 (Social Awareness Stock Portfolio)

ADMINISTRATOR

The Travelers Insurance Company

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio are each a Massachusetts business trust. U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio and is not for use with the general public. All the funds contained in this report may not be available under your variable annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.citigroupam.com and (3) on the Sec's website at www.sec.gov.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-842-9368 and by visiting the SEC's website at www.sec.gov.

VG-181 (Annual) (2-05) Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees of the registrant has determined that Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

     (a) Audit Fees for Money Market Portfolio were $16,000 and $16,000 for the years ended 12/31/04 and 12/31/03.

     (b) Audit-Related Fees for Money Market Portfolio were $0 and $0 for the years ended 12/31/04 and 12/31/03.

     (c) Tax Fees for Money Market Portfolio of $2,100 and $2,100 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Money Market Portfolio.

     (d) All Other Fees for Money Market Portfolio of $0 and $0 for the years ended 12/31/04 and 12/31/03.

     (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

          The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

          The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
          (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
          (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (2) For Money Market Portfolio, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

     (f)  N/A

     (g) Non-audit fees billed by the Accountant for services rendered to Money Market Portfolio and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Money Market Portfolio. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

     (h) Yes. Money Market Portfolio's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to Money Market Portfolio or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.


     Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)  Code of Ethics attached hereto.

     Exhibit 99.CODE ETH

     (b)  Attached hereto.

     Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

     Exhibit 99.906CERT   Certifications pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

MONEY MARKET PORTFOLIO


By: /s/ R. Jay Gerken
    -------------------------------------
    (R. Jay Gerken)
    Chief Executive Officer of
    MONEY MARKET PORTFOLIO

Date: March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ R. Jay Gerken
    -------------------------------------
    (R. Jay Gerken)
    Chief Executive Officer of
    MONEY MARKET PORTFOLIO

Date: March 9, 2005


By: /s/ KAPREL OZSOLAK
    -------------------------------------
    (KAPREL OZSOLAK)
    Chief Financial Officer of
    MONEY MARKET PORTFOLIO

Date: March 9, 2005